                                                                    Exhibit 10.1

                               CREDIT AGREEMENT


                          DATED AS OF AUGUST 5, 1999


                  as Amended and Restated as of June 30, 2000


                                     AMONG


                    CHIPPAC INTERNATIONAL COMPANY LIMITED,


                                CHIPPAC, INC.,


                          THE LENDERS LISTED HEREIN,
                                  as Lenders,


                                      AND


                          CREDIT SUISSE FIRST BOSTON,
       as Administrative Agent, Sole Lead Arranger and Collateral Agent


================================================================================

                               TABLE OF CONTENTS

                                                                                                        Page
                                       SECTION 1. DEFINITIONS..........................................   2
  1.1      Certain Defined Terms.......................................................................   2
           ---------------------
  1.2      Accounting Terms; Utilization of GAAP for Purposes of Calculations    Under Agreement.......  49
           ------------------------------------------------------------------    ---------------
  1.3      Other Definitional Provisions...............................................................  49
           -----------------------------


                           SECTION 2. AMOUNTS AND TERMS OF COMMITMENTS AND LOANS.......................  49
  2.1      Commitments; Loans..........................................................................  49
           ------------------
  2.2      Interest on the Loans.......................................................................  59
           ---------------------
  2.3      Fees........................................................................................  63
           ----
  2.4      Repayments, Prepayments and Reductions in Commitments; General Provisions Regarding
           -----------------------------------------------------------------------------------
           Payments....................................................................................  64
           --------
  2.5      Use of Proceeds.............................................................................  76
           ---------------
  2.6      Special Provisions Governing Eurodollar Rate Loans..........................................  77
           --------------------------------------------------
  2.7      Increased Costs; Taxes; Capital Adequacy....................................................  79
           ----------------------------------------
  2.8      Obligation of Lenders and Issuing Bank to Mitigate..........................................  84
           --------------------------------------------------
  2.9      Increase in Revolving Credit Commitments....................................................  85
           ----------------------------------------


                                       SECTION 3. LETTERS OF CREDIT....................................  87
  3.1      Issuance of Letters of Credit and Lenders' Purchase of Participations Therein...............  87
           -----------------------------------------------------------------------------
  3.2      Letter of Credit Fees.......................................................................  89
           ---------------------
  3.3      Drawings and Payments and Reimbursement of Amounts Drawn or Paid Under Letters of Credit....  90
           ----------------------------------------------------------------------------------------
  3.4      Obligations Absolute........................................................................  93
           --------------------
  3.5      Indemnification; Nature of Issuing Bank's Duties............................................  94
           ------------------------------------------------
  3.6      Increased Costs and Taxes Relating to Letters of Credit.....................................  95
           -------------------------------------------------------


                           SECTION 4. CONDITIONS TO LOANS AND LETTERS OF CREDIT........................  96
  4.1      Conditions to Term C Loans to be Made on the Restatement Effective Date.....................  97
           -----------------------------------------------------------------------
  4.2      Conditions to All Loans..................................................................... 102
           -----------------------
  4.3      Conditions to Letters of Credit............................................................. 103
           -------------------------------

                                 SECTION 5. REPRESENTATIONS AND WARRANTIES............................. 103
  5.1      Organization, Powers, Qualification, Good Standing, Business and Subsidiaries............... 104
           -----------------------------------------------------------------------------
  5.2      Authorization of Borrowing, etc............................................................. 104
           --------------------------------

                                                                                                       Page
  5.3      Financial Condition; Projections............................................................ 106
           --------------------------------
  5.4      No Material Adverse Change.................................................................. 107
           --------------------------
  5.5      Title to Properties; Liens; Real Property; Intellectual Property............................ 107
           ----------------------------------------------------------------
  5.6      Litigation; Adverse Facts................................................................... 108
           -------------------------
  5.7      Payment of Taxes............................................................................ 109
           ----------------
  5.8      Performance of Agreements................................................................... 109
           -------------------------
  5.9      Governmental Regulation..................................................................... 109
           -----------------------
  5.10     Securities Activities....................................................................... 109
           ---------------------
  5.11     Employee Benefit Plans...................................................................... 109
           ----------------------
  5.12     Certain Fees................................................................................ 110
           ------------
  5.13     Environmental Matters....................................................................... 110
           ---------------------
  5.14     Employee Matters............................................................................ 111
           ----------------
  5.15     Solvency.................................................................................... 111
           --------
  5.16     Disclosure.................................................................................. 112
           ----------
  5.17     Year 2000 Matters........................................................................... 112
           -----------------


                                     SECTION 6. AFFIRMATIVE COVENANTS.................................. 112
  6.1      Financial Statements and Other Reports...................................................... 112
           --------------------------------------
  6.2      Corporate Existence......................................................................... 118
           -------------------
  6.3      Payment of Taxes and Claims; Tax Consolidation.............................................. 118
           ----------------------------------------------
  6.4      Maintenance of Properties; Insurance........................................................ 118
           ------------------------------------
  6.5      Inspection; Lender Meeting.................................................................. 119
           --------------------------
  6.6      Compliance with Laws, etc................................................................... 119
           --------------------------
  6.7      Environmental Disclosure and Inspection..................................................... 120
           ---------------------------------------
  6.8      ChipPAC's Remedial Action Regarding Hazardous Materials..................................... 121
           -------------------------------------------------------
  6.9      Execution of Guaranty and Collateral Documents by Future Subsidiaries....................... 121
           ---------------------------------------------------------------------
  6.10     [Intentionally Omitted]..................................................................... 122
  6.11     Further Assurances.......................................................................... 122
           ------------------

                                       SECTION 7. NEGATIVE COVENANTS................................... 123
  7.1      Indebtedness................................................................................ 123
           ------------
  7.2      Liens and Related Matters................................................................... 126
           -------------------------
  7.3      Investments; Joint Ventures................................................................. 128
           ---------------------------
  7.4      Contingent Obligations...................................................................... 130
           ----------------------
  7.5      Restricted Payments......................................................................... 132
           -------------------
  7.6      Financial Covenants......................................................................... 133
           -------------------
  7.7      Restriction on Fundamental Changes; Asset Sales............................................. 137
           -----------------------------------------------
  7.8      Sales and Lease-Backs....................................................................... 138
           ---------------------
  7.9      Transactions with Shareholders and Affiliates............................................... 138
           ---------------------------------------------
  7.10     Ownership of Subsidiary Stock............................................................... 139
           -----------------------------
  7.11     Amendments or Waivers of Certain Agreements................................................. 140
           -------------------------------------------
  7.12     Fiscal Year................................................................................. 141
           -----------
  7.13     Conduct of Business......................................................................... 141
           -------------------

                                                                                                       Page
                                       SECTION 8. EVENTS OF DEFAULT.................................... 141
  8.1      Failure to Make Payments When Due........................................................... 141
           ---------------------------------
  8.2      Default in Other Agreements................................................................. 142
           ---------------------------
  8.3      Breach of Certain Covenants................................................................. 142
           ---------------------------
  8.4      Breach of Warranty.......................................................................... 142
           ------------------
  8.5      Other Defaults Under Loan Documents......................................................... 143
           -----------------------------------
  8.6      Involuntary Bankruptcy; Appointment of Receiver, etc........................................ 143
           -----------------------------------------------------
  8.7      Voluntary Bankruptcy; Appointment of Receiver, etc.......................................... 143
           ---------------------------------------------------
  8.8      Judgments and Attachments................................................................... 144
           -------------------------
  8.9      Dissolution................................................................................. 144
           -----------
  8.10     Employee Benefit Plans...................................................................... 144
           ----------------------
  8.11     Change in Control........................................................................... 144
           -----------------
  8.12     Invalidity of Guaranties.................................................................... 145
           ------------------------
  8.13     Failure of Security......................................................................... 145
           -------------------

                                             SECTION 9. AGENTS......................................... 146
  9.1      Appointment................................................................................. 146
           -----------
  9.2      Powers; General Immunity.................................................................... 148
           ------------------------
  9.3      Representations and Warranties; No Responsibility for Appraisal of Creditworthiness......... 149
           -----------------------------------------------------------------------------------
  9.4      Right to Indemnity.......................................................................... 150
           ------------------
  9.5      Successor Administrative Agent and Swing Line Lender........................................ 150
           ----------------------------------------------------
  9.6      Collateral Documents; Successor Collateral Agent............................................ 151
           -------------------------------------------------

                                         SECTION 10. MISCELLANEOUS..................................... 152
  10.1     Assignments and Participations in Loans and Letters of Credit............................... 152
           -------------------------------------------------------------
  10.2     Expenses.................................................................................... 155
           --------
  10.3     Indemnity................................................................................... 156
           ---------
  10.4     Set-Off; Security Interest in Deposit Accounts.............................................. 157
           ----------------------------------------------
  10.5     Ratable Sharing............................................................................. 157
           ---------------
  10.6     Amendments and Waivers...................................................................... 158
           ----------------------
  10.7     Independence of Covenants................................................................... 160
           -------------------------
  10.8     Notices..................................................................................... 160
           -------
  10.9     Survival of Representations, Warranties and Agreements...................................... 160
           ------------------------------------------------------
  10.10    Failure or Indulgence Not Waiver; Remedies Cumulative....................................... 161
           -----------------------------------------------------
  10.11    Marshalling; Payments Set Aside............................................................. 161
           -------------------------------
  10.12    Severability................................................................................ 161
           ------------
  10.13    Obligations Several; Independent Nature of the Lenders' Rights.............................. 161
           --------------------------------------------------------------
  10.14    Maximum Amount.............................................................................. 162
           --------------
  10.15    Headings.................................................................................... 163
           --------
  10.16    Applicable Law.............................................................................. 163
           --------------
  10.17    Successors and Assigns...................................................................... 163
           ----------------------
  10.18    Consent to Jurisdiction and Service of Process.............................................. 163
           ----------------------------------------------

                                                                                                      Page
  10.19    Waiver of Jury Trial........................................................................ 164
           --------------------
  10.20    Judgment Currency........................................................................... 165
           -----------------
  10.21    Confidentiality............................................................................. 165
           ---------------
  10.22    Counterparts; Effectiveness................................................................. 166
           ---------------------------

                     CHIPPAC INTERNATIONAL COMPANY LIMITED

                               CREDIT AGREEMENT


          This CREDIT AGREEMENT is dated as of August 5, 1999, as amended and restated as of June 30, 2000, and entered into by and among CHIPPAC INTERNATIONAL COMPANY LIMITED, a British Virgin Islands company ("Company"),
                                                                  -------
CHIPPAC, INC., a California corporation ("ChipPAC"), THE BANKS, FINANCIAL
                                          -------
INSTITUTIONS AND OTHER ENTITIES LISTED ON THE SIGNATURE PAGES HEREOF (each individually referred to herein as a "Lender" and collectively as "Lenders"),
                                      ------                       -------
and CREDIT SUISSE FIRST BOSTON ("CSFB"), as administrative agent for the Lenders
                                 ----
(in such capacity, the "Administrative Agent"), as sole lead arranger (in such
                        --------------------
capacity, the "Sole Lead Arranger"), and as collateral agent for the
               ------------------
Administrative Agent and the Lenders (in such capacity, the "Collateral Agent").
                                                             ----------------

                                R E C I T A L S
                                ---------------

          WHEREAS, Bain (capitalized terms used herein having the meanings assigned to those terms in subsection 1.1), the SXI Holders and the Existing Investors engaged in a series of Recapitalization Transactions, whereby ChipPAC was recapitalized on the Closing Date;

          WHEREAS, ChipPAC and Company requested Lenders to extend, and Lenders agreed to extend, certain credit facilities in an aggregate principal amount of up to $220,000,000 to Company, the proceeds of which were used, together with proceeds from the Equity Contribution and $150,000,000 in gross cash proceeds from the issuance and sale of Subordinated Debt, to consummate the Recapitalization Transactions, to pay related fees and expenses, and to provide financing for working capital and other general corporate purposes of the Operating Subsidiaries;

          WHEREAS, ChipPAC Limited intends (i) to acquire (the "Purchase"),
                                                                --------
directly or indirectly, all the capital stock of Intersil Technology Sdn. Bhd., a company organized under the laws of Malaysia (the "Malaysian Subsidiary") from
                                                     --------------------
Intersil Corporation (the "Seller") for aggregate consideration of approximately
                           ------
$70,000,000, including approximately $52,500,000 in cash and approximately $17,500,000 of junior convertible preferred stock of ChipPAC (the "Seller
                                                                   ------
Preferred Stock"), (ii) in connection therewith, to enter into a supply
---------------
agreement (the "Supply Agreement") with the Seller pursuant to which ChipPAC
                ----------------
Limited shall provide the Seller with packaging, test and distribution services and (iii) to pay the Purchase Transactions Costs (the Purchase, the entry into the Supply Agreement, the payment of the Purchase Transaction

Costs and the performance by ChipPAC, Company and the Subsidiaries of their respective obligations thereunder are collectively referred to herein as the "Purchase Transactions");
 -------- ------------

          WHEREAS, ChipPAC and Company have requested that the Original Credit Agreement be amended and restated to, among other things, (i) permit the Purchase Transactions; (ii) reflect the terms and provisions of the Term C Loans and the use of the proceeds thereof; (iii) allow for a future increase in the Revolving Loan Commitments; and (iv) expand the permitted use of the proceeds of the Term Delayed Draw Loans to include the acquisition of testing equipment; and

          WHEREAS, the Lenders are willing to amend and restate the Original Credit Agreement upon and subject to the terms and conditions contained herein.

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:


                                  SECTION 1.
                                  DEFINITIONS

1.1  Certain Defined Terms.
     ---------------------

     The following terms used in this Agreement shall have the following meanings:

          "Acquired Business" has the meaning assigned to such term in the
           -----------------
     definition of the term "Acquired Capital Expenditures".

          "Acquired Capital Expenditures" means, on the date of any Permitted
           -----------------------------
     Acquisition and with respect to the Person or business (the "Acquired
                                                                  --------
     Business") acquired in such Permitted Acquisition, an amount equal to the
     --------
     greater of (i) 8% of the net sales of such Acquired Business for the twelve-month period most recently ended and (ii) the average historical capital expenditures made with respect to such Acquired Business for the last two fiscal years applicable to such Acquired Business ending prior to the consummation of such Permitted Acquisition.

          "Acquired Capital Expenditures Percentage" means, with respect to any
           ----------------------------------------
     Acquired Business on the date of the related Permitted Acquisition, the quotient (expressed as a percentage) obtained by dividing the Acquired Capital Expenditures of such Acquired Business by the Maximum Consolidated Capital

     Expenditures Amount (without giving effect to any previous increase to such amount as a result of previous Permitted Acquisitions or by application of the Carryforward) for the Fiscal Year in which such Permitted Acquisition occurs.

          "Additional Subordinated Debt" means subordinated, unsecured
           ----------------------------
     Indebtedness of Company the proceeds of which are used solely to finance one or more Permitted Acquisitions and to pay related expenses; provided
                                                                     --------
     that (i) such Indebtedness does not require any scheduled payment of principal prior to the maturity date of the Subordinated Debt issued on or prior to the Closing Date and (ii) the subordination provisions and other non-pricing terms and conditions thereof are no less favorable to ChipPAC and its Subsidiaries and the Lenders than the analogous provisions of the Subordinated Debt Documents executed on or prior to the Closing Date.

          "Administrative Agent" has the meaning assigned to that term in the
           --------------------
     Preamble to this Agreement and shall include any successor Administrative Agent appointed pursuant to subsection 9.5.

          "Affected Class" has the meaning assigned to that term in subsection
           --------------
     10.6A.

          "Affected Lender" has the meaning assigned to that term in subsection
           ---------------
     2.6C.

          "Affected Loans" has the meaning assigned to that term in subsection
           --------------
     2.6C.

          "Affiliate" means, as applied to any Person, any other Person directly
           ---------
     or indirectly controlling, controlled by, or under common control with that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

          "Agents" means, collectively, the Administrative Agent, the Collateral
           ------
     Agent and the Sole Lead Arranger.

          "Agreement" means this Amended and Restated Credit Agreement dated as
           ---------
     of June 30, 2000, as it may be further amended, restated, supplemented or otherwise modified from time to time.

          "Applicable Base Rate Margin" means (i) with respect to Term C Loans,
           ---------------------------
     3.00% per annum, (ii) with respect to Term B Loans, 3.00% per annum, and
     (iii) with respect to Term A Loans, Term Delayed Draw Loans and Revolving Loans, a percentage per annum determined by reference to the Applicable Leverage Ratio as set forth below:

          =============================================================

                                        Applicable Base Rate Margin
             Applicable                   for Term A Loans, Term
           Leverage Ratio                 Delayed Draw Loans and
                                              Revolving Loans



              ***3.5:1.0                          2.25%
          ----------------------------------------------------------
              **3.5:1.0                           2.00%
          ----------------------------------------------------------
              **3.0:1.0                           1.75%

               *2.5:1.0                           1.50%
          ==========================================================

     ; provided, however, that the Applicable Base Rate Margin shall be 2.25% in
       --------  -------
     the case of Term A Loans, Term Delayed Draw Loans and Revolving Loans, in each case for so long (but only for so long) as an Event of Default has occurred and is continuing or Company has not submitted to the Administrative Agent the information as and when required under subsection 6.1(ii) or (iii), as applicable.

          "Applicable Eurodollar Rate Margin" means (i) with respect to Term C
           ---------------------------------
     Loans, 4.00% per annum, (ii) with respect to Term B Loans, 4.00% per annum, and (iii) with respect to Term A Loans, Term Delayed Draw Loans and Revolving Loans, a percentage per annum determined by reference to the Applicable Leverage Ratio as set forth below:


          ============================================================
                                                Applicable
             Applicable                         Eurodollar
           Leverage Ratio                 Rate Margin for Term A
                                         Loans, Term Delayed Draw
                                         Loans and Revolving Loans

            ***3.5:1.0                            3.25%
          -------------------------------------------------------------
             **3.5:1.0                            3.00%
          -------------------------------------------------------------
             **3.0:1.0                            2.75%

              *2.5:1.0                            2.50%
          =============================================================

  * means less than
 ** means greater or equal to
*** means greater than

     ; provided, however, that the Applicable Eurodollar Rate Margin shall be
       --------  -------
     3.25% in the case of Term A Loans, Term Delayed Draw Loans and Revolving Loans, in each case for so long (but only for so long) as an Event of Default has occurred and is continuing or Company has not submitted to the Administrative Agent the information as and when required under subsection 6.1(ii) or (iii), as applicable.

          "Applicable Laws" means, collectively, all statutes, laws, rules,
           ---------------
     regulations, ordinances, decisions, writs, judgments, decrees, and injunctions of any Governmental Authority affecting ChipPAC or any of its Subsidiaries or any Collateral or any of their other assets, whether now or hereafter enacted and in force, and all Governmental Authorizations relating thereto.

          "Applicable Leverage Ratio" means, with respect to any date of
           -------------------------
     determination, the Leverage Ratio set forth in the Pricing Certificate (as defined below) in effect for the Pricing Period (as defined below) in which such date of determination occurs. For purposes of this definition, (i) "Pricing Certificate" means an Officer's Certificate of ChipPAC certifying
      -------------------
     as to the Leverage Ratio as of the last day of any Fiscal Quarter and setting forth the calculation of such Leverage Ratio in reasonable detail, which Officer's Certificate may be delivered to Administrative Agent at any time on or after the date of delivery by ChipPAC of the Compliance Certificate (the "Related Compliance Certificate") with respect to the
                       ------------------------------
     period ending on the last day of such Fiscal Quarter pursuant to subsection 6.1(iv), and (ii) "Pricing Period" means each period commencing on the
                        --------------
     first Business Day after the delivery to Administrative Agent of a Pricing Certificate and ending on the first Business Day after the next Pricing Certificate is delivered to Administrative Agent; provided that, anything
                                                       --------
     contained in this definition to the contrary notwithstanding, in the event that (X) ChipPAC fails to deliver a Pricing Certificate to Administrative Agent setting forth the Leverage Ratio as of the last day of any Fiscal Quarter on or before the last day on which ChipPAC is required to deliver the Related Compliance Certificate (such last day being the "Cutoff Date")
                                                                  -----------
     and (Y) Administrative Agent determines (each such determination being an "Agent Determination") on or after the Cutoff Date (on the basis of the
      -------------------
     Related Compliance Certificate or a Pricing Certificate delivered after the Cutoff Date) that the Applicable Leverage Ratio that would have been in effect if ChipPAC had delivered a Pricing Certificate on the Cutoff Date is greater than the Leverage Ratio set forth in the most recent Pricing Certificate actually delivered by ChipPAC, then (1) the Applicable Leverage Ratio in effect for purposes of making the relevant calculation referred to above for the period from the Cutoff Date to the date of delivery by ChipPAC of the next Pricing Certificate (or, if earlier, the next date on which an Agent Determination is made) shall be the Leverage Ratio determined pursuant to the Agent Determination and (2) on the first Business Day after Administrative Agent delivers written notice to ChipPAC and Company of any Agent Determination, Company shall pay to Administrative Agent, for distribution (as appropriate) to Lenders, an aggregate amount equal to the additional interest and letter of credit fees Company would have been required to pay in respect of all applicable Loans and Letters of Credit in respect of which any interest or fees have been paid by Company during the period from the Cutoff Date to the date such notice is given by Administrative Agent to ChipPAC and Company if the amount of such interest and fees had been calculated using the Applicable Leverage Ratio based on such Agent Determination.

          "Approved Fund" with respect to any Lender that is a fund that invests
           -------------
     in bank loans, any other fund or trust or entity that invests in bank loans and is advised or managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor property.

          "Asian Letters of Credit" means Commercial Letters of Credit, in an
           -----------------------
     aggregate face amount outstanding at any time not to exceed $50,000,000, issued by one or more local banks for the account of the Operating Subsidiaries.

          "Asset Sale" means the sale, lease, sale and leaseback, assignment,
           ----------
     conveyance, transfer or other disposition by ChipPAC or any of its Subsidiaries to any Person (other than ChipPAC or any of its wholly owned Subsidiaries) of any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock (including, without limitation, of any of ChipPAC's Subsidiaries), but excluding (a) sales of assets in a single transaction or a series of related transactions equal to $2,000,000 or less, (b) sales or other disposals of obsolete, uneconomical, negligible, worn out or surplus equipment or other assets, and (c) sales and other disposals of assets in the ordinary course of business, including sales or discounts of accounts receivable in connection with the collection or compromise thereof, the sale or exchange of equipment or other personal property, including intellectual property, for the functional equivalent thereof, and leasing or licensing of real or personal property (including intellectual property).

          "Assignment Agreement" means an assignment agreement in substantially
           --------------------
     the form of Exhibit IX annexed hereto or in such other form as may be
                 ----------
     approved by the Administrative Agent.

          "Augmenting Lender" has the meaning assigned to that term in
           -----------------
subsection 2.9.

          "Bain" means Bain Capital, Inc. and/or one or more of its Affiliates.
           ----

          "Bankruptcy Law" means Title 11 of the United States Code entitled
           --------------
     "Bankruptcy", as now and hereafter in effect, or any successor statute, or any similar state or foreign law for the relief of debtors.

          "Base Rate" means, at any time, the higher of (x) the Prime Rate and
           ---------
     (y) the rate which is 1/2 of 1% in excess of the Federal Funds Effective Rate.

          "Base Rate Loans" means Loans bearing interest at rates determined by
           ---------------
     reference to the Base Rate as provided in subsection 2.2A.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
     on which commercial banks in New York City are authorized or required by law to close; provided that, with respect to matters relating to Eurodollar
                   --------
     Rate Loans, the term "Business Day" shall mean a day other than a Saturday,
                           ------------
     Sunday or other day on which commercial banks in New York City or London, England, are authorized or required by law to close.

          "Calculation Date" has the meaning assigned to that term in subsection
           ----------------
     7.6B.

          "Calculation Period" has the meaning assigned to that term in
           ------------------
     subsection 7.6A.

          "Capital Lease" means, as applied to any Person, any lease of any
           -------------
     property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Stock" means any and all shares, interests, participations or
           -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

          "Carryforward" has the meaning assigned to that term in subsection
           ------------
     7.6C.

          "Cash" means money, currency or a credit balance in a Deposit Account.
           ----

          "Cash Equivalents" means (i) marketable securities issued or directly
           ----------------
     and unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's; (iii) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's; (iv) certificates of deposit or bankers' acceptances maturing within one year from the date of acquisition thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody's, issued by any Lender or any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia, any member of the European Economic Community, Korea, Malaysia, the People's Republic of China and Hong Kong or any U.S. branch of a foreign bank having combined capital and surplus of not less than $250,000,000 (each Lender and each such commercial bank being herein called a "Cash Equivalent Bank"); (v) Eurodollar time deposits
                      --------------------
     having a maturity of less than one year purchased directly from any Cash Equivalent Bank (provided such deposit is with such Cash Equivalent Bank or any other Cash Equivalent Bank); (vi) repurchase obligations for underlying securities of the types described in clauses (i) through (v); (vii) investments in money market funds which invest their assets in the types of Cash Equivalents described in clauses (i) through (v) above; and (viii) other short-term investments utilized by foreign Subsidiaries in accordance with normal investment practices for cash management in investments of a type and with financial institutions analogous to the foregoing.

          "Cash Proceeds" means, with respect to any Asset Sale, Cash payments
           -------------
     (including any Cash received by way of deferred payment pursuant to, or monetization of, a note receivable or otherwise (other than the portion of such deferred payment constituting interest), but only as and when so received) received from such Asset Sale.

          "Chinese Agreements" means, the agreements related to the ChipPAC
           ------------------
     Shanghai I Loan, the Chinese Security Agreements and the Chinese Pledge Agreements.

          "Chinese Pledge Agreements" means, collectively, the ChipPAC Shanghai
           -------------------------
     I pledge agreement and the ChipPAC Shanghai II pledge agreement, entered into as required by the Original Credit Agreement, attached as

     Exhibits XII-A and XII-B annexed hereto, as such Chinese Pledge Agreements
     ------------------------
     may hereafter be amended, restated, supplemented or otherwise modified from time to time.

          "Chinese Security Agreements" means, collectively,  the receivables
           ---------------------------
     security agreement and the land use right and building mortgage agreement, entered into as required by the Original Credit Agreement, attached as Exhibits XIII-A and XIII-B annexed hereto, as such Chinese Security
     --------------------------
     Agreements may hereafter be amended, restated, supplemented or otherwise modified from time to time.

          "ChipPAC" has the meaning assigned to that term in the Preamble to
           -------
     this Agreement.

          "ChipPAC Barbados" means ChipPAC (Barbados) Ltd., a corporation
           ----------------
     organized under the laws of Barbados.

          "ChipPAC Hungary" means ChipPAC Liquidity Management Hungary Limited
           ---------------
     Liability Company, a limited liability company organized under the laws of Hungary.

          "ChipPAC Hungary Capital Contribution" means the $29,000,000 capital
           ------------------------------------
     contribution made by Company to ChipPAC Hungary on or prior to the Closing Date.

          "ChipPAC Hungary Loan" means the $116,000,000 loan made by ChipPAC
           --------------------
     Luxembourg to ChipPAC Hungary on the Closing Date.

          "ChipPAC Korea" means ChipPAC Korea Company Ltd., a corporation
           -------------
     organized under the laws of the Republic of Korea.

          "ChipPAC Korea Loan" means the $145,000,000 loan made by ChipPAC
           ------------------
     Hungary to ChipPAC Korea on the Closing Date.

          "ChipPAC Limited" means ChipPAC Limited, a corporation     organized
           ---------------
under the laws of the British Virgin Islands.

          "ChipPAC Limited Loan" means the $121,000,000 loan made by Company to
           --------------------
     ChipPAC Limited on the Closing Date.

          "ChipPAC Luxembourg" means ChipPAC Luxembourg S.a.r.l., a corporation
           ------------------
     organized under the laws of Luxembourg.

          "ChipPAC Luxembourg Loan" means the $116,000,000 loan made by Company
           -----------------------
     to ChipPAC Luxembourg on the Closing Date.

          "ChipPAC Shanghai I" means ChipPAC (Shanghai) Company Limited, a
           ------------------
     limited liability company established and organized under the laws of the People's Republic of China.

          "ChipPAC Shanghai I Loan" means the $34,000,000 loan made by Company
           -----------------------
     to ChipPAC Shanghai I on the Closing Date.

          "ChipPAC Shanghai II" means ChipPAC Assembly & Test (Shanghai) Co.,
           -------------------
     Ltd., a limited liability company established and organized under the laws of the People's Republic of China.

          "Class" means each of the following classes of the Lenders:  (i) the
           -----
     Lenders having Term A Loan Exposure, (ii) the Lenders having Term B Loan Exposure, (iii) the Lenders having Term C Loan Exposure, (iv) the Lenders having Term Delayed Draw Loan Exposure and (v) the Lenders having Revolving Loan Exposure.

          "Cleanup" means all actions required to:  (1) clean up, remove, treat
           -------
     or remediate Hazardous Materials in the indoor or outdoor environment; (2) prevent the Release of Hazardous Materials so that they do not migrate, endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (3) perform pre-remedial studies and investigations and post-remedial monitoring and care.

          "Closing Date" means August 5, 1999, the date on which the Term Loans
           ------------
     (other than the Term Delayed Draw Loans and the Term C Loans) were made.

          "Collateral" means all of the properties and assets (including Capital
           ----------
     Stock) in which Liens are purported to be granted by the Collateral Documents as security for the Obligations.

          "Collateral Account" has the meaning assigned to that term in the
           ------------------
     Collateral Account Agreement.

          "Collateral Account Agreement" means the Collateral Account Agreement
           ----------------------------
     executed and delivered by Company, ChipPAC and the Collateral Agent in connection with the Original Credit Agreement and attached as

     Exhibit X, as such Collateral Account Agreement may be amended, restated,
     ---------
     supplemented or otherwise modified from time to time.

          "Collateral Agent" means CSFB, in its capacity as collateral agent
           ----------------
     hereunder and under the Collateral Documents, and any successor in such capacity.

          "Collateral Documents" means (i) the Intercompany Security Documents
           --------------------
     and (ii) the Pledge Agreements, the Security Agreements, the Collateral Account Agreement, and any other documents, instruments or agreements delivered by any Loan Party pursuant to this Agreement or any of the other Loan Documents in order to grant to Collateral Agent, on behalf of the Lenders, Liens and to perfect such Liens on any assets of such Loan Party as security for all or any of the Obligations.

          "Commercial Letter of Credit" means any letter of credit or similar
           ---------------------------
     instrument issued for the purpose of providing the primary payment mechanism in connection with the purchase of any materials, goods or services by ChipPAC or any Operating Subsidiary in the ordinary course of its business.

          "Commitments" means the commitments of the Lenders to make Loans as
           -----------
     set forth in subsection 2.1A of this Agreement.

          "Company" has the meaning assigned to that term in the Preamble to
           -------
     this Agreement.

          "Compliance Certificate" means a certificate substantially in the form
           ----------------------
     of Exhibit VII annexed hereto delivered to the Administrative Agent by
        -----------
     ChipPAC pursuant to subsection 6.1(iv).

          "Condemnation Proceeds" has the meaning assigned to that term in
           ---------------------
     subsection 2.4B(iii)(d).

          "Consolidated Adjusted EBITDA" means, for any period, without
           ----------------------------
     duplication, the sum of the amounts for such period (as determined for ChipPAC and its Subsidiaries on a consolidated basis) of (i) Consolidated Net Income, (ii) Consolidated Interest Expense (excluding the cash portion of any payments made pursuant to subsection 2.3 to the Agent or Lenders on or before the Closing Date, but including the non-cash amortization of such amounts after the Closing Date), (iii) provisions for taxes based on income (including, without duplication, foreign withholding taxes and any state single business, unitary or similar taxes), (iv) total depreciation expense, (v) total amortization expense, (vi) to the extent deducted in determining Consolidated Net Income, those items described in subdivision A of

     Schedule 1.1(i) annexed hereto, and (vii) other non-cash items reducing
     ---------------
     Consolidated Net Income (excluding accruals of expenses and establishment of reserves in the ordinary course of business) to the extent reflected as a charge or otherwise deducted from the determination of Consolidated Net Income, less non-cash items increasing Consolidated Net Income (other than
             ----
     accruals of revenue or reversals of reserves), all of the foregoing (except as otherwise provided in the definition of any term used herein) as determined on a consolidated basis in conformity with GAAP; provided that, for purposes of determining Consolidated Adjusted EBITDA for any period (or portion thereof) that includes the Fiscal Quarter ended June 30, 2000, Consolidated Adjusted EBITDA shall be determined pursuant to the methodology set forth in subdivision B of Schedule 1.1(i).

          "Consolidated Capital Expenditures" means, for any period, the
           ---------------------------------
     aggregate of all expenditures (whether paid in cash or other consideration or accrued as a liability (including that portion of Capital Leases which is capitalized on a consolidated balance sheet in accordance with GAAP), by ChipPAC and its Subsidiaries during that period that, in conformity with GAAP, are or should be included in "purchases of property, plant or equipment" or comparable items reflected in the consolidated statement of cash flows of ChipPAC and its Subsidiaries; provided, however, that the
                                                 --------  -------
     following shall in any event be excluded from the definition of Consolidated Capital Expenditures: (a) any such expenditures made with, or subsequently reimbursed out of, the proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements received from third parties for (purposes of replacing or repairing the assets in respect of which such proceeds, awards or payments were received, so long as such expenditures are commenced (or are contractually committed to commence) within 365 days of the later of the occurrence of the damage to or loss of the assets being replaced or repaired and the receipt of such proceeds, awards or payments in respect thereof, (b) any such expenditures constituting the reinvestment of proceeds from the sales of assets in equipment or other productive assets of ChipPAC and its Subsidiaries, so long as such expenditures are commenced (or are contractually committed to commence) within 365 days of the receipt of such proceeds, and (c) any such expenditures made with the proceeds of the HEI Unspent Amount, the Intersil Unspent Amount and/or the Intel Preferred Stock and identified as such on an Officer's Certificate pursuant to Section 6.1(iv); and provided further, however, that
                                      -------- -------  -------
     Consolidated Capital Expenditures shall not include any expenditures made by ChipPAC or any of its Subsidiaries to acquire in a Permitted Acquisition the business, property or assets of any Person, or the stock or other evidence of beneficial ownership of any Person that, as a result of such acquisition, becomes a Subsidiary of ChipPAC.

          "Consolidated Current Assets" means, as at any date of determination,
           ---------------------------
     the total assets of ChipPAC and its Subsidiaries on a consolidated basis which may properly be classified as current assets in conformity with GAAP, excluding Cash, Cash Equivalents and deferred income taxes to the extent otherwise included in current assets.

          "Consolidated Current Liabilities" means, as at any date of
           --------------------------------
     determination, the total liabilities of ChipPAC and its Subsidiaries on a consolidated basis which may properly be classified as current liabilities in conformity with GAAP, other than (i) any liabilities that are the current portion of Indebtedness (including Capital Lease obligations) classified as long term liabilities in conformity with GAAP (including accrued but unpaid interest) and (ii) deferred income taxes to the extent otherwise included in current liabilities.

          "Consolidated Excess Cash Flow" means, for any period, an amount (if
           -----------------------------
     positive) equal to (i) the sum, without duplication, of the amounts for such period of (a) Consolidated Adjusted EBITDA, and (b) the Consolidated Working Capital Adjustment (which may be a negative number) minus (ii) the
                                                                 -----
     sum, without duplication, of the amounts for such period of (a) voluntary and scheduled cash principal repayments made in respect of Consolidated Total Debt (excluding repayments of Revolving Loans or loans under similar revolving lines of credit except to the extent the Revolving Loan Commitments or similar commitments to lend, respectively, are permanently reduced in connection with such repayments), (b) Consolidated Capital Expenditures (net of any proceeds of any related financings with respect to such Capital Expenditures and net of any portion of the HEI Unspent Amount or the Intersil Unspent Amount used to finance such Capital Expenditures) plus (or minus, if negative) the Carryforward for such period to be carried
     ----     -----
     forward to the next period less the Carryforward (if any) for the preceding
                                ----
     period carried forward to the current period, (c) Consolidated Interest Expense paid in cash during such period, (d) the provision for taxes (including, without duplication, foreign withholding taxes and any single business, unitary or similar taxes) based on income of ChipPAC and its Subsidiaries and paid in cash with respect to such period (including taxes payable in cash within 90 days following such period), (e) any cash payments made during such period with respect to items set forth in subdivision A of Schedule 1.1(i) annexed hereto, (f) non-cash charges added
                      ---------------
     in calculating Consolidated Adjusted EBITDA in a prior period to the extent such non-cash charges are or will be paid in cash in the current period,
     (g) to the extent not otherwise deducted in determining Consolidated Net Income, fees and expenses associated with any exchange of Subordinated Debt contemplated under the terms of the Subordinated Debt Documents, (h) to the extent not otherwise deducted in determining

     Consolidated Excess Cash Flow, cash payments made during such period with respect to non-current liabilities and cash payments made during such period with respect to restructuring reserves and expenditures with respect to Permitted Acquisitions and (i) to the extent not otherwise deducted in determining Consolidated Net Income, Restricted Payments and Investments made pursuant to subsection 7.3 or 7.5 made during such period (including any payments made related to the Earnout, the Contingent Incentive Payments, the Seller Preferred Stock and the Intel Preferred Stock).

          "Consolidated Interest Expense" means, for any period (as determined
           -----------------------------
     for ChipPAC and its Subsidiaries on a consolidated basis), total cash or non-cash interest expense (including that portion attributable to capital leases in accordance with GAAP), including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Interest Rate Agreements and other Hedge Agreements, commitment fees accrued under subsection 2.3A and any Administrative Agent's fees payable to Administrative Agent, provided that Consolidated Interest Expense for any period (or portion thereof) that includes the Fiscal Quarters ended December 31, 1999, March 31, 2000 and June 30, 2000 shall be determined in accordance with subdivision B of Schedule 1.1(i).
                                      ---------------

          "Consolidated Net Income" means, for any period, the net income (or
           -----------------------
     loss) of ChipPAC and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded therefrom (i) the income (or
           --------
     loss) of any Person other than a Subsidiary of ChipPAC in which any other person (other than ChipPAC or any of its Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid to ChipPAC or any Subsidiary of ChipPAC by such Person during such period, (ii) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of ChipPAC or is merged into or consolidated with ChipPAC or any Subsidiary of ChipPAC or that Person's assets are acquired by ChipPAC or any Subsidiary of ChipPAC, (iii) the amount of income of any Subsidiary of ChipPAC only to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of such amount of income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary, (iv) any after-tax gains or losses attributable to Asset Sales, (v) Transaction Costs, (vi) Purchase Transactions Costs, and (vii) to the extent not included in clauses (i) through (vi) above, any net extraordinary unusual or nonrecurring gains or net unusual or nonrecurring extraordinary losses and any write-offs of deferred financing costs associated with Indebtedness of ChipPAC or any Subsidiary of ChipPAC repaid on the Closing Date.

          "Consolidated Total Debt" means, as at any date of determination, the
           -----------------------
     aggregate amount, without duplication, of all outstanding Indebtedness of, and Contingent Obligations consisting of the guarantee of Indebtedness by ChipPAC and its Subsidiaries on a consolidated basis; provided that the
                                                           --------
     term "Consolidated Total Debt" shall exclude any Indebtedness with respect to outstanding Permitted Seller Paper so long as the terms and conditions of such Permitted Seller Paper do not require any cash payments to be made to the holder of such Permitted Seller Paper prior to the payment in full of all Obligations.

          "Consolidated Working Capital" means, as at any date of determination,
           ----------------------------
     the excess of Consolidated Current Assets over Consolidated Current Liabilities.

          "Consolidated Working Capital Adjustment" means, for any period on a
           ---------------------------------------
     consolidated basis, the amount (which may be a negative number) by which Consolidated Working Capital as of the beginning of such period exceeds (or is less than) Consolidated Working Capital as of the end of such period.

          "Contingent Incentive Payments" means amounts payable to the Seller,
           -----------------------------
     in cash, during the three year period following the closing of the Purchase if Seller achieves the transfer of certain subcontracted business as set forth in the Purchase Agreement.

          "Contingent Obligation" means, as applied to any Person, any direct or
           ---------------------
     indirect liability, contingent or otherwise, of that Person (i) with respect to any Indebtedness, lease, dividend or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof, (ii) with respect to any letter of credit issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, or (iii) under Interest Rate Agreements or other Hedge Agreements. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another, (b) the obligation to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, and (c) any liability of such Person for the obligation of another through any agreement (contingent or otherwise) (X) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise) or (Y) to maintain the solvency or any balance sheet item, level of income or financial condition of another if, in the case of any agreement described under subclause (X) or (Y) of this sentence, the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to (A) the amount of the obligation so guaranteed or otherwise supported or, if less, the amount to which such Contingent Obligation is specifically limited (including netting of Interest Rate Agreements of Hedge Agreements) or (B) if neither amount in clause (A) is stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform) as determined by such Person in good faith. Contingent Obligations shall not include standard contractual indemnities entered into in the ordinary course of business, endorsements of instruments for deposit or collection in the ordinary course of business or any product warranties in the ordinary course of business.

          "Continuing Director" shall mean, as of any date of determination, any
           -------------------
     member of the Board of Directors of ChipPAC who (i) was a member of such Board of Directors on the Restatement Effective Date or (ii) was nominated for election or elected to such Board of Directors with the affirmative vote (directly or indirectly) of Bain and the SXI Holders.

          "Contractual Obligation" means, as applied to any Person, any
           ----------------------
     provision of any material indenture, mortgage, deed of trust, contract, undertaking or other material agreement or instrument to which such Person is a party or to which such Person or any of its assets is subject.

          "CSFB" means Credit Suisse First Boston.
           ----

          "Default" means a condition or event that, after notice or after any
           -------
     applicable grace period has lapsed, or both, would constitute an Event of Default.

          "Defaulting Lender" means any Lender with respect to which a Lender
           -----------------
     Default is in effect.

          "Deposit Account" means a demand, time, savings, passbook or like
           ---------------
     account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit.

          "Dollars" and the sign "$" mean the lawful money of the United States
           -------                -
     of America.

          "Earnout" means amounts payable to HEI, either through a redemption of
           -------
     a portion of the HEI Preferred Stock, direct cash payments or a combination thereof, during the four-and-one-half year period following the closing of the Recapitalization Transactions if ChipPAC and its Subsidiaries attain certain financial performance objectives as set forth in the Recapitalization Agreement.

          "Eligible Assignee" means (A) (i) a commercial bank organized under
           -----------------
     the laws of the United States or any state thereof; (ii) a commercial bank organized under the laws of any other country or a political subdivision thereof; provided that (x) such bank is acting through a branch or agency
              --------
     located in the United States or (y) such bank is organized under the laws of a country that is a member of the Organization for Economic Cooperation and Development or a political subdivision of such country; and (iii) any other financial institution or entity which is an "accredited investor" (as defined in Regulation D under the Securities Act) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds, investment funds and lease financing companies; (B) any Lender and any Affiliate of any Lender; provided that
                                                                --------
     neither Company nor any Affiliate of Company shall be an Eligible Assignee (other than by assignment within 30 days of the Closing Date to an investment fund controlled by or under common control with Bain or, in the case of the Term C Loans, other than by assignment during the Initial Period to an investment fund controlled or under common control with Bain) and (C) an Approved Fund.

          "Employee Benefit Plan" means "employee benefit plan" as defined in
           ---------------------
     Section 3(3) of ERISA which is subject to ERISA and which is maintained or contributed to by Company or any of its ERISA Affiliates.

          "Environmental Claim" means any written claim, action, or notice by
           -------------------
     any Person alleging potential liability (including, without limitation, potential liability for investigatory costs, Cleanup costs, governmental response costs, natural resources damages, property damages, personal injuries, or penalties) arising out of, based on or resulting from (a) the presence or Release of any Hazardous Materials at any location, whether or not owned, leased or operated by Company or any of its Subsidiaries, or (b) any violation, or alleged violation, of any Environmental Law.

          "Environmental Laws" means all present and future treaties,
           ------------------
     international conventions and federal, state, local, and foreign laws, regulations, Governmental Authorizations, codes, ordinances, orders, decrees, judgments and binding agreements issued, promulgated or entered into by or with any Governmental Authority relating to pollution or protection of the environment, including, without limitation, laws relating to Releases or threatened Releases of Hazardous Materials or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, disposal, transport or handling of Hazardous Materials, laws and regulations with regard to record keeping, notification, disclosure and reporting requirements respecting Hazardous Materials and laws relating to the management or use of natural resources.

          "Environmental Liabilities" means all liabilities, obligations to
           -------------------------
     conduct Cleanup, and all Environmental Claims against any Loan Party or its Subsidiaries or against any Person whose liability for any Environmental Claim any Loan Party or its Subsidiaries may have retained or assumed contractually or by operation of law arising from (a) the presence, Release or threatened Release of Hazardous Materials at any location, owned, leased, occupied or operated by Company or its Subsidiaries, or (b) any violation, or alleged violation, of any Environmental Law.

          "Equity Contribution" means, collectively, (i) the contribution by the
           -------------------
     Sponsors to ChipPAC Merger Corp. of approximately $87,000,000 in cash in exchange for all of the outstanding common stock of ChipPAC Merger Corp. and (ii) approximately $10,000,000 of rollover equity contribution by the Existing Investors, all as contemplated by the Recapitalization Transactions.

          "Equity Proceeds" means the cash proceeds (net of underwriting
           ---------------
     discounts and commissions and other costs and expenses (including legal costs) associated therewith) from the issuance of any Capital Stock or other equity Securities of, or the making of any capital contribution to, ChipPAC or any of its Subsidiaries after the Closing Date.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, and any successor statute, and the regulations promulgated and rulings issued thereunder.

          "ERISA Affiliate" means, as applied to any Person, (i) any corporation
           ---------------
     which is a member of a controlled group of corporations within the meaning of Section 414(b) of the Internal Revenue Code of which that Person is a member; (ii) any trade or business (whether or not incorporated) which is a member of a group of trades or businesses under common control within the meaning of
     Section 414(c) of the Internal Revenue Code of which that Person is a member; and (iii) solely for purposes of obligations under Section 412 of the Internal Revenue Code or under the applicable sections set forth in
     Section 414(t)(2) of the Internal Revenue Code, any member of an affiliated service group within the meaning of Section 414(m) or (o) of the Internal Revenue Code of which that Person, any corporation described in clause (i) above or any trade or business described in clause (ii) above is a member.

          "ERISA Event" means (i) a "reportable event" within the meaning of
           -----------
     Section 4043(c) of ERISA and the regulations issued thereunder with respect to any Pension Plan (excluding those for which the provision for 30-day notice to the PBGC has been waived by regulation or with respect to which no penalty will be assessed by the PBGC for failure to satisfy such notice requirements); (ii) the failure to meet the minimum funding standard of
     Section 412 of the Internal Revenue Code with respect to any Pension Plan (whether or not waived in accordance with Section 412(d) of the Internal Revenue Code) or the failure to make by its due date a required installment under Section 412(m) of the Internal Revenue Code with respect to any Pension Plan or the failure to make any required contribution to a Multiemployer Plan; (iii) the provision by the administrator of any Pension Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such plan in a distress termination described in Section 4041(c) of ERISA; (iv) the withdrawal by Company or any of its ERISA Affiliates from any Pension Plan with two or more contributing sponsors or the termination of any such Pension Plan resulting, in either case, in liability pursuant to Section 4063 or 4064 of ERISA, respectively; (v) the institution by the PBGC of proceedings to terminate any Pension Plan pursuant to Section 4042 of ERISA; (vi) the imposition of liability on Company or any of its ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA; (vii) the withdrawal by Company or any of its ERISA Affiliates in a complete or partial withdrawal (within the meaning of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan resulting in withdrawal liability pursuant to
     Section 4201 of ERISA, or the receipt by Company or any of its ERISA Affiliates of written notice from any Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA, or that it intends to terminate or has terminated under Section 4042 of ERISA or under Section 4041A of ERISA if such termination would result in liability to Company or any of its ERISA Affiliates; (viii) the imposition on Company or any of its ERISA Affiliates of fines, penalties or taxes under Chapter 43 of the Internal Revenue Code or under Section 409 or 502(c), (i) or (l) or 4071 of ERISA in respect of any Employee Benefit Plan; (ix) the disqualification by the Internal Revenue Service of any Pension Plan (or any other Employee Benefit Plan intended to be qualified under Section 401(a) of the Internal Revenue Code) under Section 401(a) of the Internal Revenue Code, or the determination by the Internal Revenue Service that any trust forming part of any Pension Plan fails to qualify for exemption from taxation under Section 501(a) of the Internal Revenue Code; or (x) the imposition of a Lien pursuant to
     Section 401(a)(29) or 412(n) of the Internal Revenue Code or pursuant to ERISA with respect to any Pension Plan.

          "Eurocurrency Reserve Requirements" means, for each Interest Period
           ---------------------------------
     for each Eurodollar Rate Loan, the highest reserve percentage applicable to any Lender during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System or any successor for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement), with respect to liabilities or assets consisting of or including Eurocurrency liabilities having a term equal to such Interest Period.

          "Eurodollar Base Rate" means the rate per annum determined by the
           --------------------
     Administrative Agent at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of the relevant Interest Period (as specified in the applicable Notice of Borrowing) by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent which has been nominated by the British Bankers' Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period; provided that, to the extent that
                                             --------
     an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the "Eurodollar Base Rate" shall be the interest rate per annum determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by the Reference Lenders at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of such Interest Period. If any of the Reference Lenders shall be unable or shall otherwise fail to supply such rates to the Administrative Agent upon its request, the rate of interest shall be determined on the basis of the quotations of the remaining Reference Lender.

          "Eurodollar Rate Loans" means Loans bearing interest at rates
           ---------------------
     determined by reference to the Reserve Adjusted Eurodollar Rate as provided in subsection 2.2A.

          "Event of Default" means each of the events set forth in Section 8.
           ----------------

          "Excess Proceeds Amount" means, as of the Closing Date, $0, which
           ----------------------
     amount shall be (i) increased (a) on the date of delivery in any Fiscal
                         ---------
     Year subsequent to the Closing Date of an Officer's Certificate setting forth the calculation of Consolidated Excess Cash Flow for the preceding Fiscal Year pursuant to subsection 2.4B(iii)(e) (each such date being an "Excess Cash Payment Date"), so long as any prepayment required pursuant to
      ------------------------
     subsection 2.4B(iii)(e) has been made, by an amount equal to the amount of such Consolidated Excess Cash Flow which is not so prepaid, and (b) on the date of the receipt by ChipPAC or any Subsidiary of ChipPAC of any Equity Proceeds, so long as any prepayment required pursuant to subsection 2.4B(iii)(c) has been made, by an amount equal to such Equity Proceeds and such other proceeds which are not so prepaid, and (ii) reduced (a) on each
                                                            -------
     Excess Cash Payment Date where Consolidated Excess Cash Flow for the immediately preceding Fiscal Year is a negative number, by such amount, (b) at the time any Consolidated Capital Expenditures are made pursuant to subsection 7.6D(iii), by the amount of such Consolidated Capital Expenditures, (c) at the time any Permitted Acquisition is funded pursuant to subsection 7.7(v)(z) with an amount attributable to the Excess Proceeds Amount, by the portion of the purchase price paid with the Excess Proceeds Amount and (d) at the time Investments are made pursuant to subsection 7.3(xii), by the amount of such Investments in excess of $20,000,000 it being understood that the Excess Proceeds Amount may be reduced to an amount below $0 after giving effect to the reductions enumerated in clause
     (ii)(a) above.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
     from time to time, and any successor statute.

          "Existing Investors" means HEA and HEI.
           ------------------

          "Facilities" means any and all real property (including, without
           ----------
     limitation, all buildings, fixtures or other improvements located thereon) now, hereafter or (for purposes of Sections 5.13 and 10.3 only) heretofore owned, leased, operated or used by ChipPAC or any of its Subsidiaries (but only as to portions thereof actually owned, leased, operated or used) or any of their respective predecessors or any of their respective Affiliates that are directly or indirectly controlled by ChipPAC.

          "Federal Funds Effective Rate" means, for any period, a fluctuating
           ----------------------------
     interest rate equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent.

          "First Priority" means, with respect to any Lien purported to be
           --------------
     created in any Collateral pursuant to any Collateral Document, that such Lien is the most senior Lien (other than Permitted Encumbrances and other Liens permitted pursuant to subsection 7.2A to the extent not perfected by filing of any UCC financing statements) to which such Collateral is subject.

          "Fiscal Quarter" means a fiscal quarter of a Fiscal Year.
           --------------

          "Fiscal Year" means the fiscal year of ChipPAC and its Subsidiaries
           -----------
     ending on December 31 of each calendar year. For purposes of this Agreement, any particular Fiscal Year shall be designated by reference to the calendar year in which such Fiscal Year ends.

          "Fixed Charge Coverage Ratio" has the meaning assigned to that term in
           ---------------------------
     subsection 7.6E.

          "Foreign Benefit Event" means with respect to any Foreign Pension
           ---------------------
     Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law, or in excess of the amount that would be permitted absent a waiver from a Governmental Authority, (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments, (c) the receipt of a notice by a Governmental Authority relating to the intention to terminate any such Foreign Pension Plan or to appoint a trustee or similar official to administer any such Foreign Pension Plan, or alleging the insolvency of any such Foreign Pension Plan and (d) the incurrence of any liability in excess of $5,000,000 which is unfunded or for which a reserve has not been established in the financial statements of ChipPAC and its Subsidiaries (or the Dollar equivalent thereof in another currency) by Company or any of its Subsidiaries under applicable law on account of the complete or partial termination of such Foreign Pension Plan or the complete or partial withdrawal of any participating employer therein, or
     (e) the occurrence of any transaction that is prohibited under any applicable law and could reasonably be expected to result in the incurrence of any liability by Company or any of its Subsidiaries, or the imposition on Company or any of its Subsidiaries of any fine, excise tax or penalty resulting from any noncompliance with any applicable law, in each case in excess of $5,000,000 (or the Dollar equivalent thereof in another currency).

          "Foreign Pension Plan" shall mean any plan, fund (including any
           --------------------
     superannuation fund) or other similar program established or maintained outside the United States by ChipPAC or any one or more of its Subsidiaries primarily for the benefit of employees of ChipPAC or such Subsidiaries residing outside the United States, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

          "Funding and Payment Office" means the office of the Administrative
           --------------------------
     Agent located at 11 Madison Avenue, New York, NY 10010 (or such office of the Administrative Agent or any successor Administrative Agent specified by the Administrative Agent or such successor Administrative Agent in a written notice to the Loan Parties and the Lenders).

          "Funding Date" means the date of the funding of a Loan, which, in the
           ------------
     case of the Term A Loans and Term B Loans, was the Closing Date, and in the case of the Term C Loans, the Restatement Effective Date.

          "GAAP" means, subject to the limitations on the application thereof
           ----
     set forth in subsection 1.2, generally accepted accounting principles set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, in each case as the same are applicable to the circumstances as of the date of determination and specifically, terms used herein applicable to Company and its Subsidiaries defined by reference to GAAP shall give effect to the subtraction of minority interests.

          "Governmental Acts" has the meaning assigned to that term in
           -----------------
     subsection 3.5A.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
     any political subdivision of any of the foregoing and any entity exercising executive, legislative, judicial or regulatory functions of or pertaining to government.

          "Governmental Authorization" means any permit, license, authorization,
           --------------------------
     plan, directive, consent order or consent decree of or from any Governmental Authority.

          "Granting Bank" has the meaning assigned to that term in subsection
           -------------
     10.1F.

          "Guaranty" means, individually, the Guaranty executed and delivered by
           --------
     ChipPAC and the Subsidiary Guarantors in connection with the Original Credit Agreement and attached as Exhibit IV hereto, or by any additional Subsidiary Guarantor from time to time thereafter pursuant to subsection 6.9, as such Guaranty may heretofore have been or hereafter may be amended, restated, supplemented or otherwise modified from time to time, or any other guaranty of the Obligations, and "Guaranties" means, collectively,
                                             ----------
     the Guaranty and each other guaranty of the Obligations.

          "Guarantor" means, individually, ChipPAC, the Subsidiary Guarantors or
           ---------
     any other guarantor of the Obligations, and "Guarantors" means,
                                                  ----------
     collectively, ChipPAC, the Subsidiary Guarantors and each other guarantor of the Obligations.

          "Hazardous Materials" means all substances defined as Hazardous
           -------------------
     Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. (S) 300.5, or defined as such by, or regulated as such under, any Environmental Law.

          "HEA" means Hyundai Electronics America, a California corporation.
           ---

          "Hedge Agreements" means all swaps, caps or collar agreements or
           ----------------
     similar arrangements entered into by ChipPAC or any of its Subsidiaries providing for protection against fluctuations in currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "HEI" means Hyundai Electronics Industries Co., Ltd., a corporation
           ---
     incorporated under the laws of the Republic of Korea.

          "HEI Preferred Stock" means a series of senior pay-in-kind preferred
           -------------------
     stock of ChipPAC issued to HEI in connection with the Recapitalization Transactions having an initial liquidation preference of $70,000,000 and the other terms and conditions set forth in Exhibit XIV annexed hereto.
                                                 -----------

          "HEI Unspent Amount" means $12,295,000, which is the amount by which
           ------------------
     the cash consideration payable to HEI pursuant to the Recapitalization Agreement is reduced as a result of ChipPAC's actual capital expenditures for the period from January 1, 1999, through the Closing Date being less than budgeted capital expenditures for such period.

          "Hungarian Pledge Agreement" means the Quota Lien Agreement by and
           --------------------------
     between the Company and the Collateral Agent entered into in connection with the Original Credit Agreement and attached as Exhibit XV hereto, as
                                                        ----------
     such Hungarian Pledge Agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time.

          "Immaterial Subsidiaries" means one or more Subsidiaries of ChipPAC,
           -----------------------
     designated in writing to the Administrative Agent from time to time; provided that (x) the assets of all such designated Subsidiaries
     --------
     constitute, in the aggregate, less than or equal to 5% of the total assets of ChipPAC and its Subsidiaries on a consolidated basis and (y) all such designated Subsidiaries contribute, individually or in the aggregate, less than or equal to 5% of Consolidated Adjusted EBITDA.

          "Increase Effective Date" has the meaning assigned to that term in
           -----------------------
     subsection 2.9.

          "Increasing Lender" has the meaning assigned to that term in
           -----------------
     subsection 2.9.

          "Incremental Revolving Loan Amount" means $25,000,000.
           ---------------------------------

          "Indebtedness" means, as applied to any Person, (i) all indebtedness
           ------------
     for borrowed money, (ii) that portion of obligations with respect to Capital Leases that is properly classified as a liability on a balance sheet in conformity with GAAP, (iii) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money (other than current accounts payable incurred in the ordinary course of business and accrued expenses incurred in the ordinary course of business), (iv) any obligation owed for all or any part of the deferred purchase price of property or services (excluding the Earnout, the Contingent Incentive Payments, any such obligations incurred under ERISA or any Foreign Pension Plan, any obligation under employment or consulting agreements of ChipPAC or its Subsidiaries and current trade payables incurred in the ordinary course of business) which obligation in accordance with GAAP would be shown as a liability on the balance sheet of such Person, (v) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to any property or assets acquired by such Person (unless the rights and remedies of the seller or the lender under such agreement in the event of default are limited to repossession or sale of such property or assets), (vi) all obligations, contingent or otherwise, as an account party under any Letter of Credit or under acceptance, letter of credit or similar facilities to the extent not reflected as trade liabilities on the balance sheet of such Person in accordance with

     GAAP, and (vii) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person. The amount of Indebtedness which is non-recourse to the obligor thereunder or to any other obligor and for which recourse is limited to an identified asset or assets shall be equal to the lesser of
     (1) the stated amount of such obligation and (2) the fair market value of such asset or assets. Obligations under Interest Rate Agreements and Hedge Agreements constitute (X) in the case of Hedge Agreements, Contingent Obligations, and (Y) in all other cases, Investments, and in neither case constitute Indebtedness.

          "Indemnitee" has the meaning assigned to that term in subsection 10.3.
           ----------

          "Information Memorandum" means the Confidential Information Memorandum
           ----------------------
     dated July 1999, that was used in connection with the syndication of the credit facilities set forth herein.

          "Initial Period" means the period commencing on and including the
           --------------
     Restatement Effective Date and ending on the earlier of (i) the date on which the Sole Lead Arranger notifies Company that it has concluded its primary syndication of the Term C Loans, and (ii) ninety (90) days after the Restatement Effective Date.

          "Initial Revolving Loans" has the meaning assigned to that term in
           -----------------------
     subsection 2.9B.

          "Insurance Proceeds" has the meaning assigned to that term in
           ------------------
     subsection 2.4B(iii)(d).

          "Intel" means Intel Corporation, a Delaware corporation.
           -----

          "Intel Preferred Stock" means the 10% convertible preferred stock of
           ---------------------
     ChipPAC issued to Intel in connection with the Recapitalization Transactions having an initial liquidation preference of $10,000,000 and on the other terms and conditions set forth in Exhibit XVIII annexed hereto.
                                                 -------------

          "Intellectual Property" has the meaning assigned to that term in
           ---------------------
     subsection 5.5C.

          "Intercompany Note" means any note evidencing Indebtedness of ChipPAC
           -----------------
     or any Subsidiary of ChipPAC to ChipPAC or any other Subsidiary of ChipPAC (including the Recapitalization Notes, the Malaysian Acquisition Note
     and the Malaysian Intercompany Notes) set forth on Schedule 1.1(ii) annexed
                                                        ----------------
     hereto, and "Intercompany Notes" means, collectively, all such notes.
                  ------------------

          "Intercompany Security Documents" means the Recapitalization Security
           -------------------------------
     Agreements, the Recapitalization Notes, the Malaysian Intercompany Notes, the Malaysian Acquisition Note and the Malaysian Security Agreements.

          "Interest Coverage Ratio" has the meaning assigned to that term in
           -----------------------
     subsection 7.6A.

          "Interest Payment Date" means (i) with respect to any Base Rate Loan,
           ---------------------
     the last Business Day in each of March, June, September and December of each year, commencing September 1999, and (ii) with respect to any Eurodollar Rate Loan, the last day of each Interest Period applicable to such Loan; provided that in the case of each Interest Period of longer than
                --------
     three months, "Interest Payment Date" shall also include the date that is three months or integral multiple thereof after the commencement of such Interest Period.

          "Interest Period" has the meaning assigned to that term in subsection
           ---------------
     2.2B.

          "Interest Rate Agreement" means any interest rate swap agreement,
           -----------------------
     interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement designed to hedge ChipPAC or any of its Subsidiaries against fluctuations in interest rates.

          "Interest Rate Determination Date" means each date for calculating the
           --------------------------------
     Reserve Adjusted Eurodollar Rate, for purposes of determining the interest rate in respect of an Interest Period. The Interest Rate Determination Date for purposes of calculating the Reserve Adjusted Eurodollar Rate shall be the second Business Day prior to the first day of the related Interest Period.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended to the date hereof and from time to time hereafter and any successor statute and the regulations promulgated by the Internal Revenue Service thereunder.

          "Intersil Unspent Amount" means the lesser of (i) the amount
           -----------------------
     determined pursuant to Section 2.3 of the Purchase Agreement, which is the amount by which the cash consideration payable to the Seller pursuant to the Purchase Agreement is reduced as a result of the Malaysian Subsidiary's actual capital expenditures for the period from July 3, 1999 through the Restatement

     Effective Date being less than the budgeted capital expenditures for such period and (ii) $5,000,000.

          "Investment" means (i) any direct or indirect purchase or other
           ----------
     acquisition by ChipPAC or any of its Subsidiaries of, or of a beneficial interest in, stock or other Securities of any other Person, (ii) any direct or indirect loan, advance (other than advances to employees for moving, entertainment and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution by ChipPAC or any of its Subsidiaries to any other Person, including all indebtedness and accounts receivable acquired from that other Person that are not current assets or did not arise from sales to that other Person in the ordinary course of business or (iii) Interest Rate Agreements; provided, however, that the term "Investment" shall not include (a) current
     --------  -------
     trade and customer accounts receivable for goods furnished or services rendered in the ordinary course of business and payable in accordance with customary trade terms, (b) advances and prepayments to suppliers for goods and services in the ordinary course of business, (c) stock or other securities acquired in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to ChipPAC or any of its Subsidiaries (whether in bankruptcy of customers or suppliers or otherwise) or as security for any such Indebtedness or claims, (d) Cash, and (e) deposits to secure the performance of leases. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment

          "Investors" means Bain, the SXI Holders and the Existing Investors.
           ---------

          "Issuing Bank" means, with respect to any Letter of Credit, CSFB, in
           ------------
     its capacity as issuer of Letters of Credit, and, any other Lender, reasonably acceptable to Company and the Administrative Agent, having a Letter of Credit Subfacility Commitment.

          "Judgment Currency" has the meaning assigned to that term in
           -----------------
     subsection 10.20.

          "Judgment Currency Conversion Date" has the meaning assigned to that
           ---------------------------------
     term in subsection 10.20.

          "Korean Pledge Agreement" means that certain Pledge (Jil-Kwon)
           -----------------------
     Agreement entered into by and between ChipPAC Korea and ChipPAC Hungary in connection with the Original Credit Agreement, attached as Exhibit XVI
                                                                -----------
     hereto, as such Korean Pledge Agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time with the consent of the Requisite Lenders.

          "Korean Security Agreement" means that certain Yangdo Dambo Agreement
           -------------------------
     entered into by and between ChipPAC Korea and the Collateral Agent in connection with the Original Credit Agreement, attached as Exhibit XVII
                                                                ------------
     hereto, as such Korean Security Agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time.

          "Lender" and "Lenders" means the Persons identified as "Lenders" and
           ------       -------
     listed on the signature pages of this Agreement, together with their successors and permitted assigns pursuant to subsection 10.1, and the term "Lenders" shall include the Swing Line Lender unless the context otherwise requires; provided that the term "Lenders", when used in the context of a
               --------
     particular Commitment, shall mean the Lenders having that Commitment.

          "Lender Default" means (i) the refusal (which has not been retracted)
           --------------
     of a Lender to make available its portion of any Loans (including any Revolving Loans made to pay Refunded Swing Line Loans or to reimburse drawings under Letters of Credit) in accordance with subsection 2.1A or its portion of any unreimbursed drawing or payment under a Letter of Credit in accordance with subsection 3.3C or (ii) a Lender having notified Company and/or the Administrative Agent in writing that it does not intend to comply with its obligations under subsection 2.1 or subsection 3.1C, 3.3B or 3.3C.

          "Lending Office" means, as to any Lender, the office or offices of
           --------------
     such Lender specified as the "Lending Office" in Schedule 2.1, or such
                                                      ------------
     other office or offices as such Lender may from time to time notify Company and the Administrative Agent.

          "Letter of Credit" or "Letters of Credit" means Commercial Letters of
           ----------------      -----------------
     Credit and Standby Letters of Credit issued or to be issued by the Issuing Bank pursuant to subsection 3.1.

          "Letter of Credit Issuing Office" means, as to any Issuing Bank, the
           -------------------------------
     address from time to time specified by such Issuing Bank to Company and the Administrative Agent as its letter of credit issuing office. The initial "Letter of Credit Issuing Office" for CSFB shall be 5 World Trade Center, 8/th/ Floor, New York, New York, 10048.

          "Letter of Credit Subfacility Commitment" means, with respect to any
           ---------------------------------------
     Issuing Bank at any time, the commitment of such Issuing Bank to issue Letters of Credit pursuant to subsection 3.1A; provided that the aggregate amount
                                            --------
     of the Letter Credit Subfacility Commitments shall in no event exceed $10,000,000; provided, further, that any reduction in the Revolving Loan
                  --------  -------
     Commitments to a level that is below the then aggregate amount of the Letter of Credit Subfacility Commitments shall result in the pro rata reduction of the aggregate Letter of Credit Subfacility Commitments pro rata to each Issuing Bank.

          "Letter of Credit Usage" means, as at any date of determination, the
           ----------------------
     sum of (i) the maximum aggregate amount which is or at any time thereafter may become available for drawing under all Letters of Credit then outstanding plus (ii) the aggregate amount of all drawings under Letters of
                 ----
     Credit honored by the Issuing Bank and not theretofore reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B).

          "Leverage Ratio" has the meaning assigned to that term in subsection
           --------------
     7.6.

          "Lien" means any lien, mortgage, pledge, assignment, security
           ----
     interest, fixed or floating charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or deposit or other preferential arrangement having the practical effect of any of the foregoing.

          "Loan" or "Loans" means, as the context requires, one or more of the
           ----      -----
     Term Loans, Revolving Loans, Swing Line Loans or any combination thereof.

          "Loan Documents" means this Agreement, any notes issued pursuant to
           --------------
     subsection 2.1E(ii), the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by ChipPAC or Company in favor of the Issuing Bank relating to, the Letters of Credit), the Guaranties and the Collateral Documents.

          "Loan Parties" means Company, ChipPAC Shanghai I, ChipPAC Shanghai II,
           ------------
     the Malaysian Subsidiary and each Guarantor.

          "Local Lines of Credit" means (a) the lines of credit in an aggregate
           ---------------------
     principal amount outstanding at any time not to exceed $25,000,000 (or the equivalent), to provide working capital financing for the Operating Subsidiaries and (b) additional lines of credit in an aggregate principal amount outstanding at any time not to exceed $5,000,000 (or the equivalent), to provide working capital financing for the Operating Subsidiaries in connection with a Permitted Acquisition.

          "Malaysian Acquisition Loan" means the $55,000,000 loan to be made by
           --------------------------
     the Company to ChipPAC Limited in connection with the Purchase
     Transactions.

          "Malaysian Acquisition Note" means the senior secured intercompany
           --------------------------
     promissory note in an aggregate principal amount of $55,000,000 to be made by ChipPAC Limited in favor of the Company in connection with the Purchase Transactions and pledged to the Collateral Agent to secure the Obligations

          "Malaysian Intercompany Notes" mean (i) the senior secured
           ----------------------------
     intercompany promissory note in an aggregate principal amount of up to $50,000,000 to be made (after all necessary Malaysian approvals have been obtained) by the Malaysian Subsidiary in favor of ChipPAC Limited and pledged to the Collateral Agent to secure the Obligations pursuant to the Principal Pledge Agreement; (ii) the senior secured intercompany promissory note in an aggregate principal amount of up to $50,000,000 to be made by ChipPAC Limited in favor of the Company and pledged to the Collateral Agent to secure the Obligations.

          "Malaysian Security Agreements" means, the Malaysian security
           -----------------------------
     agreements substantially in the form of Exhibit XX annexed hereto, as such Malaysian Security Agreements may hereafter be amended, restated, supplemented or otherwise modified from time to time and a supplement to the Principal Pledge Agreement relating to the Malaysian Subsidiary.

          "Malaysian Subsidiary" has the meaning assigned to that term in the
           --------------------
     Recitals to this Agreement.

          "Margin Stock" has the meaning assigned to that term in Regulation U
           ------------
     of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Material Adverse Effect" means a material adverse effect upon (i) the
           -----------------------
     business, results of operations, financial condition or prospects of ChipPAC and its Subsidiaries, taken as a whole, or (ii) the validity or enforceability of any of the Transaction Documents (to the extent adverse to ChipPAC or its Subsidiaries) or the Loan Documents against the Loan Parties (other than Immaterial Subsidiaries, except to the extent any such invalidity or unenforceability would adversely affect the Collateral Agent's ability to realize upon any Collateral) or the rights, remedies and benefits available to the parties thereunder.

          "Material Contracts" means any indenture, mortgage, deed of trust,
           ------------------
     contract, undertaking, agreement or other instrument to which ChipPAC or any of its Subsidiaries is a party for which breach, nonperformance, cancellation or failure to renew would constitute an Event of Default or could reasonably be expected to have a Material Adverse Effect.

          "Maximum Consolidated Capital Expenditures Amount" has the meaning
           ------------------------------------------------
     assigned to that term in subsection 7.6C(i).

          "Merger Corp" means ChipPAC Merger Corp., a  Delaware corporation.
           -----------

          "Micro BGA Capital Expenditures" means expenditures that would
           ------------------------------
     constitute Consolidated Capital Expenditures (but for clause (c) in the proviso to the definition of such term) made with respect to the provision of Micro BGA packaging services pursuant to the Services Agreement dated as of the Closing Date by and between HEI and ChipPAC Limited.

          "Moody's" means Moody's Investors Service, Inc.
           -------

          "Multiemployer Plan" means a "multiemployer plan", as defined in
           ------------------
     Section 4001(a)(3) of ERISA which is subject to Title IV of ERISA, to which Company or any of its ERISA Affiliates is contributing or to which Company or any of its ERISA Affiliates has an obligation to contribute.

          "Net Cash Proceeds" means, with respect to any Asset Sale, Cash
           -----------------
     Proceeds of such Asset Sale net of costs of sale including, without limitation, (i) income taxes estimated to be payable as a result of such Asset Sale within two years of the date of receipt of such Cash Proceeds,
     (ii) transfer, sales, use and other taxes payable in connection with such Asset Sale, (iii) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Loans) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale, and (iv) financial advisor's commissions and fees and expenses of counsel and other advisors in connection with such Asset Sale.

          "Non-Defaulting Lender" means and includes each Lender other than a
           ---------------------
     Defaulting Lender.

          "Non-Increasing Lender" has the meaning assigned to that term in
           ---------------------
     subsection 2.9.

          "Notice of Borrowing" means a notice in the form of Exhibit I annexed
           -------------------                                ---------
     hereto delivered by Company to the Administrative Agent pursuant to subsection 2.1B with respect to a proposed borrowing.

          "Notice of Conversion/Continuation" means a notice substantially in
           ---------------------------------
     the form of Exhibit II annexed hereto delivered by Company to the
                 ----------
     Administrative Agent pursuant to subsection 2.2D with respect to a proposed conversion or continuation of the applicable basis for determining the interest rate with respect to the Loans specified therein.

          "Notice of Issuance of Letter of Credit" means a notice in the form of
           --------------------------------------
     Exhibit III annexed hereto delivered by Company to the Administrative Agent
     -----------
     pursuant to subsection 3.1B(i) with respect to the proposed issuance of a Letter of Credit.

          "Obligations" means all obligations of every nature of each Loan Party
           -----------
     from time to time owed to the Agents, the Lenders or any of them or their respective Affiliates under the Loan Documents, whether for principal, interest, reimbursement of amounts drawn under Letters of Credit or payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise.

          "Obligation Currency" has the meaning assigned to that term in
           -------------------
     subsection 10.20.

          "Officer's Certificate" means, with respect to any Person, a
           ---------------------
     certificate executed on behalf of such Person (x) if such Person is a partnership or limited liability company, by its chairman of the Board (if an officer) or chief executive officer or by the chief financial officer, vice president, treasurer or a principal financial officer of its general partner or managing member or other Person authorized to do so by its Organizational Documents, (y) if such Person is a corporation, on behalf of such corporation by its chairman of the board (if an officer) or chief executive officer or its chief financial officer, vice president, treasurer or a principal financial officer and (z) if such person is ChipPAC or a Subsidiary of ChipPAC, a Responsible Officer; provided that every Officer's
                                                   --------
     Certificate with respect to the compliance with a condition precedent to the making of any Loans hereunder shall include (i) a statement that the officer or officers making or giving such Officer's Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto, (ii) a statement that, in the opinion of the signer or signers, they have made or have caused to be made such examination or investigation as is necessary to enable them to express an informed opinion as to whether or not such condition has been complied with, and (iii) a statement as to whether, in the opinion of the signer or signers, such condition has been complied with.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
     (including, without limitation, leases that may be terminated by the lessee at any time) of any property (whether real, personal or mixed) that is not a Capital Lease other than any such lease under which that Person is the lessor.

          "Operating Subsidiaries" means ChipPAC Limited, ChipPAC Korea, ChipPAC
           ----------------------
     Shanghai I, ChipPAC Shanghai II, the Malaysian Subsidiary and each other Subsidiary of ChipPAC (other than Company, ChipPAC Barbados, ChipPAC Luxembourg and ChipPAC Hungary) that conducts packaging and testing services, sales or distribution functions.

          "Original Credit Agreement" means the Credit Agreement dated as of
           -------------------------
     August 5, 1999, among the Company, ChipPAC, the Lenders party thereto, and CSFB as administrative agent, sole lead arranger and collateral agent.

          "Organizational Authorizations" means, with respect to any Person,
           -----------------------------
     resolutions of its Board of Directors, general partners or members of such Person, and such other Persons, groups or committees (including, without limitation, managers and managing committees), if any, required by the Organizational Certificate or Organization Documents of such Person to authorize or approve the taking of any action or the entering into of any transaction.

          "Organizational Certificate" means, with respect to any Person, the
           --------------------------
     certificate or articles of incorporation, partnership or limited liability company or any other similar or equivalent organizational, charter or constitutional certificate or document filed with the applicable Governmental Authority in the jurisdiction of its incorporation, organization or formation.

          "Organizational Documents" means, with respect to any Person, the by-
           ------------------------
     laws, partnership agreement, limited liability company agreement, operating agreement, management agreement or other similar or equivalent organizational, charter or constitutional agreement or arrangement.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Section 4002 of ERISA (or any successor thereto).

          "Pension Plan" means any Employee Benefit Plan, other than a
           ------------
     Multiemployer Plan, which is subject to Section 412 of the Internal Revenue Code or Section 302 of ERISA.

          "Permitted Acquisitions" means (i) the Purchase and (ii) any other
           ----------------------
     acquisition made pursuant to subsection 7.7(v).

          "Permitted Encumbrances" means the following types of Liens:
           ----------------------

               (i) Liens for taxes, assessments or governmental charges or claims the payment of which is not, at the time, required by subsection 6.3;

               (ii) statutory or contractual Liens of landlords, statutory Liens of banks and rights of setoff, statutory Liens of carriers, warehousemen, mechanics and materialmen and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401(a)(29) or 412(n) of the Internal Revenue Code or by ERISA) incurred in the ordinary course of business for sums not yet delinquent or being contested in good faith pursuant to appropriate proceedings, if such reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

               (iii) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive, in each case, of obligations for the payment of borrowed money or other Indebtedness);

               (iv) any attachment or judgment Lien not constituting an Event of Default under subsection 8.8;

               (v) leases or subleases granted to others (in the ordinary course of business consistent with past practices) not interfering in any material respect with the ordinary conduct of the business or operations of ChipPAC or any of its Subsidiaries;

               (vi) easements, rights-of-way, restrictions, defects, encroachments or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of Company or any of its Subsidiaries and encumbrances set forth on the title reports delivered to the Administrative Agent;

               (vii) any (a) interest or title of a lessor or sublessor under any Capital Lease permitted by subsection 7.1(v) or any operating lease not prohibited by this Agreement, (b) restriction or encumbrance that the interest or title of such lessor or sublessor may be subject to, or (c) subordination of the interest of the lessee or sublessee under such lease to any restriction or encumbrance referred to in the preceding clause (b);

               (viii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

               (ix) Liens arising from filing UCC financing statements relating solely to leases permitted by this Agreement;

               (x) deposits in the ordinary course of business to secure liabilities to insurance carriers, lessors, utilities and other service providers;

               (xi) bankers' liens and rights of setoff with respect to customary depository arrangements entered into in the ordinary course of business;

               (xii) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property; and

               (xiii) licenses of patents, trademarks and other intellectual property rights granted by ChipPAC or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of ChipPAC or such Subsidiary.

          "Permitted Seller Paper" means any unsecured Indebtedness of ChipPAC
           ----------------------
     or its Subsidiaries that is not guaranteed by any Subsidiary of ChipPAC and that is incurred in connection with any acquisition consummated in accordance with the provisions of subsection 7.7(v) and payable to the seller in connection therewith and containing the subordination provisions set forth on Exhibit XI hereto.
                  -----------------

          "Person" means and includes natural persons, corporations, limited
           ------
     partnerships, limited liability companies, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof and any other entities of whatever nature.

          "Pledge Agreements" means, collectively, the Principal Pledge
           -----------------
     Agreement, the Korean Pledge Agreement, the Hungarian Pledge Agreement and the Chinese Pledge Agreements.

          "Prime Rate" means the rate of interest per annum publicly announced
           ----------
     from time to time by CSFB as its prime commercial lending rate in effect at its principal office in New York City. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. CSFB or any other Lender may make commercial loans or other loans at rates of interest at, above or below the Prime Rate.

          "Principal Pledge Agreement" means that certain Pledge Agreement
           --------------------------
     entered into by and among ChipPAC, certain of the Guarantors and the Collateral Agent in connection with the Original Credit Agreement, or pursuant to subsection 6.9, attached as Exhibit V hereto, as such Principal
                                             ---------
     Pledge Agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time.

          "Principal Security Agreement" means the Security Agreement entered
           ----------------------------
     into by and among ChipPAC, certain of the Guarantors and the Collateral Agent in connection with the Original Credit Agreement, or pursuant to subsection 6.9, attached as Exhibit VI hereto, as such Security Agreement
                                 ----------
     may hereafter be amended, restated, supplemented or otherwise modified from time to time.

          "Pro Forma Basis" means, with respect to compliance with any test or
           ---------------
     covenant hereunder, compliance with such covenant or test after giving effect to any proposed acquisition or other action (including cost reduction actions taken as a result thereof) which requires compliance on a pro forma basis (including pro forma adjustments arising out of events which are directly attributable to a specific transaction, are factually supportable and are expected to have a continuing impact, in each case determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act and as interpreted by the Staff of the Securities and Exchange Commission which (to the extent consistent therewith) may include cost savings resulting from head count reductions, closure of facilities and similar restructuring charges or integration activities or other adjustments certified by a financial officer of ChipPAC, together with such other pro forma adjustments certified by a financial officer of ChipPAC as being reasonable and having been made in good faith as may be reasonably acceptable to the Administrative Agent) using, for purposes of determining such compliance, the historical financial statements of all entities or assets so acquired or to be acquired and the consolidated financial statements of ChipPAC and its Subsidiaries which shall be reformulated as if such acquisition or other action, and any other acquisitions which have been consummated during the period, and any Indebtedness or other liabilities incurred in connection with any such acquisition had been consummated at the beginning of such period and assuming that such Indebtedness bears interest during any portion of the applicable measurement period prior to the relevant acquisition at the weighted average of the interest rates applicable to outstanding Loans during such period.

          "Pro Forma Compliance" means, at any date of determination, ChipPAC
           --------------------
     shall be in pro forma compliance with the covenants set forth in
                 --- -----
     subsections 7.6A, B, C and D as of the last day of the most recent Fiscal Quarter end (computed on the basis of (i) balance sheet amounts as of the most recently completed Fiscal Quarter, and (ii) income statement amounts for the most recently completed period of four consecutive Fiscal Quarters, in each case, for which financial statements shall have been delivered to the Administrative Agent and calculated on a Pro Forma Basis in respect of the event giving rise to such determination).

          "Pro Rata Share" means (i) with respect to all payments, computations
           --------------
     and other matters relating to the Term A Loan Commitment or the Term A Loans of any Lender, the percentage obtained by dividing (x) the Term A
                                                     --------
     Loan Exposure of that Lender by (y) the aggregate Term A Loan Exposure of
                                  --
     all the Lenders; (ii) with respect to all payments, computations and other matters relating to the Term B Loan Commitment or the Term B Loans of any Lender, the percentage obtained by dividing (x) the Term B Loan Exposure of
                                        --------
     that Lender by (y) the aggregate Term B Loan Exposure of all the Lenders;
                 --
     (iii) with respect to all payments, computations and other matters relating to the Term C Loan Commitment or the Term C Loans of any Lender, the percentage obtained by dividing (x) the Term C Loan Exposure of that Lender
                            --------
     by (y) the aggregate Term C Loan Exposure of all the Lenders; (iv) with
     --
     respect to all payments, computations and other matters relating to the Term Delayed Draw Loan Commitment or the Term Delayed Draw Loans of any Lender, the percentage obtained by dividing (x) the Term Delayed Draw Loan
                                        --------
     Exposure of that Lender by (y) the aggregate Term Delayed Draw Loan
                             --
     Exposure of all the Lenders; (v) with respect to all payments, computations and other matters relating to the Revolving Loan Commitment or the Revolving Loans of any Lender or any Letters of Credit issued by any Lender or any participations purchased by any Lender therein or in any Swing Line Loans, the percentage obtained by dividing (x) the Revolving Loan Exposure
                                       --------
     of that Lender by (y) the aggregate Revolving Loan Exposure of all the
                    --
     Lenders; and (vi) for all other purposes with respect to each Lender, the percentage obtained by dividing (x) the sum of the Term Loan

     Exposure of that Lender and the Revolving Loan Exposure of that Lender by
                                                                            --
     (y) the sum of the aggregate Term Loan Exposure of all the Lenders and the aggregate Revolving Loan Exposure of all the Lenders; in any such case as the applicable percentage may be adjusted by assignments permitted pursuant to subsection 10.1. The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii), (iii), (iv) and (v) of the preceding sentence is set forth opposite the name of that Lender in Schedule 2.1 annexed
                                                      ------------
     hereto.

          "Projections" has the meaning assigned to that term in subsection
           -----------
     5.3B.

          "Purchase" has the meaning assigned to that term in the Recitals of
           --------
     this Agreement.

          "Purchase Agreement" means the Purchase Agreement dated as of June 30,
           ------------------
     2000, entered into by and among ChipPAC, ChipPAC Limited, Seller and Sapphire Worldwide Investments, Inc., a subsidiary of Seller, as the same may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.11A.

          "Purchase Transactions" has the meaning assigned to that term in the
           ---------------------
     Recitals of this Agreement.

          "Purchase Transactions Costs" means the fees, costs and expenses
           ---------------------------
     payable by ChipPAC and its Subsidiaries in connection with the Purchase Transactions, including, without limitation, amounts payable to the Agents and Lenders.

          "Purchase Transactions Documents" means, collectively (i) the Purchase
           -------------------------------
     Agreement, (ii) the Supply Agreement, (iii) the Seller Preferred Stock, and
     (iv) any and all other documents, agreements, instruments and arrangements related to or in connection with the Purchase Transactions.

          "Qualified Public Equity Offering" means an underwritten public
           --------------------------------
     offering of common stock of, and by, ChipPAC pursuant to a registration statement filed with the Securities and Exchange Commission in accordance with the Securities Act.

          "Recapitalization Agreement" means the Agreement and Plan of
           --------------------------
     Recapitalization and Merger dated as of March 13, 1999, as amended to date, entered into by HEI, HEA, ChipPAC and Merger Corp, as the same may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.11A.

          "Recapitalization Loans" means, collectively, the ChipPAC Luxembourg
           ----------------------
     Loan, the ChipPAC Limited Loan, the ChipPAC Hungary Loan, the ChipPAC Korea Loan and the ChipPAC Shanghai I Loan.

          "Recapitalization Note" means a note evidencing a Recapitalization
           ---------------------
     Loan, and "Recapitalization Notes" means, collectively, all such notes.
                ----------------------

          "Recapitalization Security Agreement" means the Chinese Security
           -----------------------------------
     Agreements, the Korean Pledge Agreement and each other pledge or security agreement entered into by a Subsidiary to secure a Recapitalization Loan, and "Recapitalization Security Agreements" means, collectively, all such
          ------------------------------------
     agreements. The Recapitalization Security Agreements, other than the Chinese Pledge and Security and the Korean Pledge and Security Agreements, are attached as Exhibit XIX hereto.
                     -----------

          "Recapitalization Transactions" means the transactions contemplated by
           -----------------------------
     the Recapitalization Agreement (including the Recapitalization Loans) and the payment of Transaction Costs, in each case occurring on or about the Closing Date.

          "Recovery Event" has the meaning assigned to that term in subsection
           --------------
     2.4B(iii)(d).

          "Reference Lenders" means (i) CSFB and (ii) another Lender determined
           -----------------
     by the Administrative Agent with the consent of Company.

          "Refunded Swing Line Loans" has the meaning assigned to that term in
           -------------------------
     subsection 2.1A(v).

          "Register" has the meaning assigned to that term in subsection 2.1D.
           --------

          "Regulation D" means Regulation D of the Board of Governors of the
           ------------
     Federal Reserve System, as in effect from time to time.

          "Reimbursement Date" has the meaning assigned to that term in
           ------------------
     subsection 3.3B.

          "Reinvestment Assets" means, in the case of any Reinvestment Event,
           -------------------
     any assets which are either (i) in replacement of the assets subject to the Reinvestment Event, or (ii) long term assets (including Capital Stock) useful in the business of ChipPAC or its Subsidiary whose assets were subject to the Reinvestment Event.

          "Reinvestment Deferred Amount" means, with respect to any Reinvestment
           ----------------------------
     Event, the aggregate Net Cash Proceeds, Insurance Proceeds or Condemnation Proceeds, as the case may be, received by ChipPAC or any of its Subsidiaries in connection therewith which are not applied to prepay the Loans (and/or reduce the Revolving Loan Commitments) in accordance with subsection 2.4B(iii)(a) or (d) as a result of the delivery of a Reinvestment Notice.

          "Reinvestment Event" means any Asset Sale or Recovery Event in respect
           ------------------
     of which ChipPAC has delivered a Reinvestment Notice.

          "Reinvestment Notice" means a written notice executed by a Responsible
           -------------------
     Officer stating that no Default or Event of Default has occurred and is continuing and that ChipPAC (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds, Insurance Proceeds or Condemnation Proceeds, as the case may be, of an Asset Sale or Recovery Event to acquire Reinvestment Assets within 365 days of the receipt of such Net Cash Proceeds, Insurance Proceeds or Condemnation Proceeds, as the case may be.

          "Reinvestment Prepayment Amount" means, with respect to any
           ------------------------------
     Reinvestment Event, the Reinvestment Deferred Amount, if any, relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire Reinvestment Assets.

          "Reinvestment Prepayment Date" means, with respect to any Reinvestment
           ----------------------------
     Event, the earlier of (a) the date occurring 365 days after such Reinvestment Event and (b) the date on which ChipPAC shall have determined not to, or shall have otherwise ceased to, acquire Reinvestment Assets with all or any portion of the relevant Reinvestment Deferred Amount.

          "Release" means any release, spill, emission, leaking, pumping,
           -------
     pouring, injection, escaping, deposit, disposal, discharge, dispersal, dumping, leaching or migration of Hazardous Materials into the environment.

          "Requisite Class Lenders" means, at any time of determination (i) for
           -----------------------
     the Class of the Lenders having Term A Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Term A Loan Exposure of all Non-Defaulting Lenders, (ii) for the Class of Lenders having Term B Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Term B Loan Exposure of all Non-Defaulting Lenders, (iii) for the Class of Lenders having Term C Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Term C Loan Exposure of all Non-Defaulting Lenders, (iv) for the Class of Lenders having Term Delayed Draw Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Term Delayed Draw Loan Exposure of all Non-Defaulting Lenders, and (v) for the Class of Lenders having Revolving Loan Exposure, Non-Defaulting Lenders having or holding more than 50% of the aggregate Revolving Loan Exposure of all Non-Defaulting Lenders.

          "Requisite Lenders" means Non-Defaulting Lenders having or holding
           -----------------
     more than 50% of the sum of the aggregate Term Loan Exposure of all Non-Defaulting Lenders and the aggregate Revolving Loan Exposure of all Non-Defaulting Lenders.

          "Reserve Adjusted Eurodollar Rate" means, with respect to each day
           --------------------------------
     during each Interest Period pertaining to a Eurodollar Rate Loan, a rate per annum determined for such day in accordance with the following formula:

                             Eurodollar Base Rate
                   ----------------------------------------
                   1.00 - Eurocurrency Reserve Requirements

          "Responsible Officer" means the chairman of the board of directors (if
           -------------------
     an officer), chief executive officer, president, executive vice president, general counsel, chief financial officer, assistant treasurer, assistant secretary, principal financial or accounting officer or the secretary of ChipPAC, or as applicable, a Subsidiary of ChipPAC or another officer designated by the board of ChipPAC or any of its Subsidiaries but, in any event, with respect to financial reporting matters, the chief executive officer, chief financial officer or treasurer of ChipPAC.

          "Restatement Effective Date" means the date on which the conditions
           --------------------------
     specified in Section 4.1 are satisfied (or waived in accordance with Section 10.6).

          "Restricted Payment" means (i) any dividend or other distribution,
           ------------------
     direct or indirect, on account of any shares of any class of stock (or of any other Capital Stock) of ChipPAC or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely in shares of that class of stock to the holders of that class, (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock (or of any other Capital Stock) of ChipPAC or any of its Subsidiaries now or hereafter outstanding, (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock (or of any other Capital Stock) of ChipPAC or any of its Subsidiaries now or hereafter outstanding, and (iv) any payment or prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in substance or legal defeasance), sinking fund or similar payment with respect to, Subordinated Debt.

          "Revolving Loan Commitment" means the commitment of a Lender to make
           -------------------------
     Revolving Loans to Company pursuant to subsection 2.1A(v), and "Revolving
                                                                     ---------
     Loan Commitments" means such commitments of all Lenders in the aggregate.
     ----------------

          "Revolving Loan Commitment Termination Date" means July 31, 2005.
           ------------------------------------------

          "Revolving Loan Exposure" means, with respect to any Lender as of any
           -----------------------
     date of determination (i) prior to the termination of the Revolving Loan Commitments, that Lender's Revolving Loan Commitment and (ii) after the termination of the Revolving Loan Commitments, the sum of (a) the aggregate outstanding principal amount of the Revolving Loans of that Lender plus (b)
                                                                        ----
     in the event that Lender is an Issuing Bank, the aggregate Letter of Credit Usage in respect of all Letters of Credit issued by that Lender (net of any participations purchased by other Lenders in such Letters of Credit) plus
                                                                          ----
     (c) the aggregate amount of all participations purchased by that Lender in any outstanding Letters of Credit or any unreimbursed drawings under any Letters of Credit plus (d) the aggregate amount of all participations
                       ----
     purchased by that Lender in any outstanding Swing Line Loans plus (e) in
                                                                  ----
     the case of the Swing Line Lender, the sum of the aggregate outstanding principal amount of all Swing Line Loans (in each case net of any participations therein purchased by other Lenders).

          "Revolving Loans" means the Loans made by the Lenders to Company
           ---------------
     pursuant to subsection 2.1A(v).

          "S&P" means Standard & Poor's Ratings Services.
           ---

          "Securities" means any stock, shares, partnership interests, voting
           ----------
     trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
     time to time, and any successor statute.

          "Security Agreements" means, collectively, the Principal Security
           -------------------
     Agreement, the Korean Security Agreement, the Chinese Security Agreements and the Recapitalization Security Agreements.

          "Seller" has the meaning assigned to such term in the Recitals of this
           ------
     Agreement.

          "Seller Preferred Stock" has the meaning assigned to that term in the
           ----------------------
     Recitals to this Agreement.

          "Shareholders Agreement" means that certain Shareholders Agreement
           ----------------------
     entered into in connection with the Original Credit Agreement by and among ChipPAC and certain shareholders of ChipPAC, as such Shareholders Agreement may hereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.11A.

          "Sole Lead Arranger" has the meaning assigned to that term in the
           ------------------
     Preamble to this Agreement.

          "Solvent" means, with respect to any Person, that as of the date of
           -------
     determination both (i) (a) the then fair saleable value of the property sold as a going concern of such Person is (y) greater than the total amount of liabilities (including contingent liabilities but excluding amounts payable under intercompany promissory notes) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (b) such Person's capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (c) such Person does not intend to incur, or believe that it will incur, debts beyond its ability to pay such debts as they become due; and (ii) such Person is "solvent" within the meaning given that term and similar terms under applicable laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

          "SPC" has the meaning assigned to that term in subsection 10.1F.
           ---

          "Sponsor Advisory Services Agreements" means each of the Advisory
           ------------------------------------
     Services Agreements by and between ChipPAC and each of the Sponsors, entered into in connection with the Original Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under subsection 7.11A.

          "Sponsor Management Fees" means the fees (including one-time fees
           -----------------------
     payable in connection with acquisitions, divestitures and financings) and expenses payable to the Sponsors pursuant to the Sponsor Advisory Services Agreements.

          "Sponsors" means Bain and the SXI Holders.
           --------

          "Standby Letter of Credit" means any standby letter of credit or
           ------------------------
     similar instrument, issued for the purpose of supporting obligations of ChipPAC and its Subsidiaries incurred or arising in the ordinary course of business; provided that Standby Letters of Credit may not be issued for the
               --------
     purpose of supporting trade payables.

          "Subordinated Debt" means (i) subordinated, unsecured Indebtedness of
           -----------------
     Company evidenced by the Subordinated Debt Documents and issued on or prior to the Closing Date (and any Indebtedness issued in exchange for such Indebtedness as contemplated by the Subordinated Debt Documents) in an initial aggregate principal amount of $150,000,000 and (ii) any Additional Subordinated Debt.

          "Subordinated Debt Documents" means the documents pursuant to which
           ---------------------------
     the Subordinated Debt is issued (or exchanged) in the form delivered to Administrative Agent on or prior to the Closing Date, as such documents may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted under Subsection 7.11A.

          "Subsequent Revolving Loans" has the meaning assigned to that term in
           --------------------------
     subsection 2.9B.

          "Subsidiary" means, with respect to any Person, any corporation,
           ----------
     partnership, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          "Subsidiary Guarantor" means any Subsidiary of ChipPAC that is a party
           --------------------
     to the Guaranty on the Restatement Effective Date (which shall be each such Subsidiary (other than Company, ChipPAC Shanghai I, ChipPAC Shanghai II and the Malaysian Subsidiary) existing as of the Restatement Effective Date) or at any time after the Restatement Effective Date pursuant to subsection 6.9.

          "Supply Agreement" has the meaning assigned to that term in the
           ----------------
     Recitals of this Agreement.

          "Swing Line Lender" means CSFB, or any Person serving as a successor
           -----------------
     Administrative Agent hereunder, in its capacity as Swing Line Lender hereunder.

          "Swing Line Loan Commitment" means the commitment of the Swing Line
           --------------------------
     Lender to make Swing Line Loans to Company pursuant to subsection 2.1A(vi).

          "Swing Line Loans" means the Loans made by the Swing Line Lender
           ----------------
     pursuant to subsection 2.1A(vi).

          "SXI Holders" means (a) Citicorp Venture Capital, Ltd., (b) any
           -----------
     officers, employees or directors of the foregoing or any trust partnership or entity established solely for the benefit or such officers, employees or directors and (c) any Affiliates (including SXI Group LLC) of the foregoing.

          "Systems" has the meaning assigned to that term in the definition of
           -------
     Year 2000 Problems.

          "Tax" or "Taxes" means any present or future tax, levy, impost, duty,
           ---      -----
     charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed; provided that "Tax on the overall net income" of a Person
                  --------       -----------------------------
     shall be construed as a reference to a tax on all or part of the net income, profits or gains of that Person (whether worldwide, or only insofar as such income, profits or gains are considered to arise in or to relate to a particular jurisdiction, or otherwise) including a franchise tax imposed in lieu of a net income tax.

          "Term A Loan Commitment" means the commitment of a Lender to make a
           ----------------------
     Term A Loan to Company pursuant to subsection 2.1A(i) of the Original

     Credit Agreement, and "Term A Loan Commitments" means such commitments of
                            -----------------------
     all Lenders in the aggregate.

          "Term A Loan Exposure" means, with respect to any Lender, as of any
           --------------------
     date of determination, the outstanding principal amount of the Term A Loans of that Lender.

          "Term A Loans" means the Loans made by the Lenders pursuant to
           ------------
     subsection 2.1A(i) of the Original Credit Agreement.

          "Term B Loan Commitment" means the commitment of a Lender to make a
           ----------------------
     Term B Loan to Company pursuant to subsection 2.1A(ii) of the Original Credit Agreement, and "Term B Loan Commitments" means such commitments of
                            -----------------------
     all Lenders in the aggregate.

          "Term B Loan Exposure" means, with respect to any Lender, as of any
           --------------------
     date of determination, the outstanding principal amount of the Term B Loans of that Lender.

          "Term B Loans" means the Loans made by the Lenders pursuant to
           ------------
     subsection 2.1A(ii) of the Original Credit Agreement.

          "Term C Loan Commitment" means the commitment of a Lender to make a
           ----------------------
     Term C Loan to Company pursuant to subsection 2.1A(iii) of this Agreement, and "Term C Loan Commitments" means such commitments of all Lenders in the
          -----------------------
     aggregate.

          "Term C Loan Exposure" means, with respect to any Lender, as of any
           --------------------
     date of determination (i) prior to the funding of the Term C Loans, that Lender's Term C Loan Commitment and (ii) after the funding of the Term C Loans, the outstanding principal amount of the Term C Loans of that Lender.

          "Term C Loans" means the Loans made by the Lenders pursuant to
           ------------
     subsection 2.1A(iii).

          "Term Delayed Draw Loan Commitment" means the commitment of a Lender
           ---------------------------------
     to make a Term Delayed Draw Loan to Company pursuant to subsection 2.1A(iv), and "Term Delayed Draw Loan Commitments" means such commitments
                    ----------------------------------
     of all Lenders in the aggregate.

          "Term Delayed Draw Loan Commitment Termination Date" means July 31,
           --------------------------------------------------
     2001.

          "Term Delayed Draw Loan Exposure" means, with respect to any Lender,
           -------------------------------
     as of any date of determination, (i) prior to the Term Delayed Draw Loan Commitment Termination Date, that Lender's Term Delayed Draw Loan Commitment and (ii) after the Term Delayed Draw Loan Commitment Termination Date, the outstanding principal amount of the Term Delayed Draw Loans of that Lender.

          "Term Delayed Draw Loans" means the Loans made by the Lenders pursuant
           -----------------------
     to subsection 2.1A(iv).

          "Term Loan Commitment" means the Term A Loan Commitment, the Term B
           --------------------
     Loan Commitment, the Term C Loan Commitment or the Term Delayed Draw Loan Commitment of a Lender, and "Term Loan Commitments" means such commitments
                                  ---------------------
     of all Lenders in the aggregate.

          "Term Loan Exposure" means, with respect to any Lender as of any date
           ------------------
     of determination, the aggregate Term A Loan Exposure, Term B Loan Exposure, Term C Loan Exposure and Term Delayed Draw Loan Exposure of that Lender.

          "Term Loans" means, collectively, the Term A Loans, the Term B Loans,
           ----------
     the Term C Loans and the Term Delayed Draw Loans.

          "Total Utilization of Revolving Loan Commitments" means, as at any
           -----------------------------------------------
     date of determination, the sum of (i) the aggregate principal amount of all outstanding Revolving Loans (other than Revolving Loans made for the purpose of repaying any Refunded Swing Line Loans or reimbursing the applicable Issuing Bank for any amount drawn under any Letter of Credit but not yet so applied) plus (ii) the aggregate principal amount of all
                         ----
     outstanding Swing Line Loans plus (iii) the Letter of Credit Usage.
                                  ----

          "Transaction Costs" means the fees, costs and expenses payable by
           -----------------
     ChipPAC and its Subsidiaries in connection with the transactions contemplated by the Transaction Documents including, without limitation, amounts payable to the Agents and the Lenders.

          "Transaction Documents" means, collectively, (i) any documentation
           ---------------------
     related to the Equity Contribution, (ii) the Recapitalization Agreement,
     (iii) the Shareholders Agreement, (iv) the Sponsor Advisory Services Agreements, (v) the Subordinated Debt Documents, (vi) the Subordinated Debt, and (vii) any and all other documents, agreements, instruments and arrangements related to or in connection with the Recapitalization Transactions.

          "Year 2000 Problems" means limitations in the capacity or readiness to
           ------------------
     handle date information (including, without limitation, calculations based on date information) for the Year 1999 or years beginning January 1, 2000 of any of the hardware, firmware or software systems ("Systems") associated
                                                            -------
     with information processing and delivery, operations or services (e.g., security and alarms, elevators, communications, and HVAC), including, without limitation, equipment containing embedded microchips, in each case necessary to the business or operations of ChipPAC and its Subsidiaries taken as a whole.

1.2  Accounting Terms; Utilization of GAAP for Purposes of Calculations Under
     ------------------------------------------------------------------------
     Agreement.
     ----------

     Except as otherwise expressly provided in this Agreement, (a) all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP; and (b) financial statements and other information required to be delivered by ChipPAC to the Lenders pursuant to clauses (i), (ii), (iii) and (xiii) of subsection 6.1 shall be prepared in accordance with GAAP without giving effect to Accounting Principles Board Opinions 16 and 17 with respect to any Permitted Acquisition. In the event that a change in GAAP or other accounting principles and policies after the date hereof affects in any material respect the calculations of the compliance by ChipPAC and its Subsidiaries with the covenants contained herein, the Lenders and ChipPAC agree to negotiate in good faith to amend the affected covenants (and related definitions) to compensate for the effect of such changes so that the restrictions, limitations and performance standards effectively imposed by such covenants, as so amended, are substantially identical to the restrictions, limitations and performance standards imposed by such covenants as in effect on the date hereof; provided that if the Requisite Lenders and ChipPAC fail to
                 --------
reach agreement with respect to such amendment within a reasonable period of time following the date of effectiveness of any such change, calculation of compliance by ChipPAC and its Subsidiaries with the covenants contained herein shall be determined in accordance with GAAP as in effect immediately prior to such change.

1.3  Other Definitional Provisions.
     -----------------------------

     References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The words "includes," "including" and similar forms used in any Loan Document shall be construed as if followed by the words "without limitation."

                                  SECTION 2.
                  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

2.1  Commitments; Loans.
     ------------------

     A. Commitments. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Loan Parties set forth herein and in the other Loan Documents, each Lender hereby severally agrees to make the Loans described in subsections 2.1A(iii), 2.1A(iv) and 2.1A(v) and the Swing Line Lender hereby agrees to make the Swing Line Loans as described in subsection 2.1A(vi). All Term A Loans, Term B Loans, Term Delayed Draw Loans, Revolving Loans and Swing Line Loans outstanding under the Original Credit Agreement on the Restatement Effective Date shall remain outstanding hereunder on the terms set forth herein. The parties hereto acknowledge that the Term A Loan Commitments and the Term B Loan Commitments have terminated.

          (i)   Term A Loans.  The amount of each Lender's Term A Loan Exposure
                ------------
     is set forth opposite its name in Schedule 2.1 annexed hereto; provided
                                       ------------                 --------
     that the Term A Loan Exposure of the Lenders shall be adjusted to give effect to any assignments of the Term A Loans pursuant to subsection 10.1B. The aggregate original principal amount of the Term A Loan Commitments at the time of the Initial Closing was $70,000,000. Amounts borrowed under subsection 2.1A(i) of the Original Credit Agreement and subsequently repaid or prepaid may not be reborrowed.

          (ii)   Term B Loans.  The amount of each Lender's Term B Loan Exposure
                 ------------
     is set forth opposite its name in Schedule 2.1 annexed hereto; provided
                                       ------------                 --------
     that the Term B Loan Exposure of the Lenders shall be adjusted to give effect to any assignments of the Term B Loans pursuant to subsection 10.1B. The aggregate original principal amount of the Term B Loan Commitments was $80,000,000 at the time of the Initial Closing. Amounts borrowed under subsection 2.1A(ii) of the Original Credit Agreement and subsequently repaid or prepaid may not be reborrowed.

          (iii)  Term C Loans.  Each Lender severally agrees to make Loans to
                 ------------
     Company on the Restatement Effective Date in an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Term C Loan Commitments, to be used for the purposes identified in subsection 2.5A.
     The amount of each Lender's Term C Loan Commitment is set forth opposite its name in Schedule 2.1 annexed hereto; provided that the Term C Loan Commitments of the Lenders shall be adjusted to give effect to any assignments of the Term C Loan Commitments pursuant to subsection 10.1B. The aggregate original principal amount of the Term C Loan Commitments is $55,000,000. Each Lender's Term C Loan Commitment shall expire immediately and without further action on July 14, 2000 if the Term C Loans are not made on or before that date. Company may make only one borrowing under the Term C Loan Commitments. Amounts borrowed under this subsection 2.1A(iii) and subsequently repaid or prepaid may not be reborrowed.

          (iv)  Term Delayed Draw Loans.  Each Lender severally agrees, subject
                -----------------------
     to the limitations set forth below with respect to the maximum amount of Term Delayed Draw Loans, to lend to Company from time to time during the period from the Closing Date to but excluding the Term Delayed Draw Loan Commitment Termination Date an aggregate amount not exceeding its Pro Rata Share of the aggregate amount of the Term Delayed Draw Loan Commitments, to be used for the purposes identified in subsection 2.5B. The amount of each Lender's Term Delayed Draw Loan Commitment is set forth opposite its name in Schedule 2.1 annexed hereto and the aggregate amount of the Term Delayed
        ------------
     Draw Loan Commitments is $20,000,000; provided that the Term Delayed Draw
                                           --------
     Loan Commitments of the Lenders shall be adjusted to give effect to any assignments of the Term Delayed Draw Loan Commitments pursuant to subsection 10.1B; provided further that the amount of the Term Delayed Draw
                       -------- -------
     Loan Commitments shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4B. Each Lender's Term Delayed Draw Loan Commitment shall expire on the Term Delayed Draw Loan Commitment Termination Date to the extent that Term Delayed Draw Loans have not been made on or before that date. Amounts borrowed under this subsection 2.1A(iv) may be repaid and reborrowed, subject to the limitations and conditions set forth herein, to but excluding the Term Delayed Draw Loan Commitment Termination Date.

          (v)   Revolving Loans.  Each Lender severally agrees, subject to the
                ---------------
     limitations set forth below with respect to the maximum amount of Revolving Loans permitted to be outstanding from time to time, to lend to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date, Revolving Loans, to be used for the purposes identified in subsection 2.5C, provided that after giving effect to such Loans its Revolving Loan Exposure shall not exceed its Pro Rata Share of the aggregate amount of the Revolving Loan Commitments. The amount of each Lender's Revolving Loan Commitment on the Restatement Effective Date is set forth opposite its name in Schedule 2.1 annexed
                                                      ------------
     hereto and the aggregate amount of the Revolving Loan Commitments on the Restatement Effective Date is $50,000,000 less the aggregate amount of the Local Lines of Credit; provided that the Revolving Loan Commitments of the
                            --------
     Lenders shall be adjusted to give effect
     to any assignments of the Revolving Loan Commitments pursuant to subsection 10.1B; provided further that the amount of the Revolving Loan Commitments
            -------- -------
     shall be reduced from time to time by the amount of any reductions thereto made pursuant to subsection 2.4C; and provided further that the amount of
                                           -------- -------
     the Revolving Loan Commitments may be adjusted in accordance with subsection 2.9. Each Lender's Revolving Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Revolving Loans and all other amounts owed hereunder with respect to the Revolving Loans and the Revolving Loan Commitments shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(v) may be repaid and reborrowed, subject to the limitations and conditions set forth herein, to but excluding the Revolving Loan Commitment Termination Date.

          Notwithstanding anything contained herein to the contrary, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect.

          (vi)  Swing Line Loans.  The Swing Line Lender hereby agrees, subject
                ----------------
     to the limitations set forth below with respect to the maximum aggregate amount of all Swing Line Loans outstanding from time to time, to make a portion of the Revolving Loan Commitments available to Company from time to time during the period from the Closing Date to but excluding the Revolving Loan Commitment Termination Date by making Base Rate Loans as Swing Line Loans to Company in an aggregate amount not to exceed the amount of the Swing Line Loan Commitment, to be used for the purposes identified in subsection 2.5C, notwithstanding the fact that such Swing Line Loans, when aggregated with the sum of the Swing Line Lender's outstanding Revolving Loans and the Swing Line Lender's Pro Rata Share of the Letter of Credit Usage then in effect, may exceed the Swing Line Lender's Revolving Loan Commitment. The amount of the Swing Line Loan Commitment is $10,000,000; provided that the amounts of the Swing Line Loan Commitment are subject to
     --------
     reduction as provided in clause (b) of the next paragraph. The Swing Line Loan Commitment shall expire on the Revolving Loan Commitment Termination Date and all Swing Line Loans and all other amounts owed hereunder with respect to the Swing Line Loans shall be paid in full no later than that date. Amounts borrowed under this subsection 2.1A(vi) may be repaid and reborrowed to but excluding the Revolving Loan Commitment Termination Date.

          Notwithstanding anything contained herein to the contrary, the Swing Line Loans and the Swing Line Loan Commitment shall be subject to the following limitations:

               (a) in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the Revolving Loan Commitments then in effect; and

               (b) any reduction of the Revolving Loan Commitments made pursuant to subsection 2.4B which reduces the aggregate Revolving Loan Commitments to an amount less than the then current amount of the Swing Line Loan Commitment shall result in an automatic corresponding reduction of the Swing Line Loan Commitment such that the amount thereof equals the amount of the Revolving Loan Commitments, as so reduced, without any further action on the part of Company, the Administrative Agent or the Swing Line Lender.

          With respect to any Swing Line Loans which have not been voluntarily prepaid by Company pursuant to subsection 2.4B(i), the Swing Line Lender may, at any time in its sole and absolute discretion, deliver to the Administrative Agent (with a copy to Company), no later than 11:00 a.m. (New York time) at least one (1) Business Day in advance of the proposed Funding Date, a notice (which shall be deemed to be a Notice of Borrowing given by Company) requesting the Lenders to make Revolving Loans that are Base Rate Loans to Company on such Funding Date in an amount equal to the amount of such Swing Line Loans (the "Refunded Swing Line Loans")
                                           -------------------------
     outstanding on the date such notice is given which the Swing Line Lender requests the Lenders to prepay. Anything contained in this Agreement to the contrary notwithstanding, (i) the proceeds of such Revolving Loans made by the Lenders other than the Swing Line Lender shall be immediately delivered by the Administrative Agent to the Swing Line Lender (and not to Company) and applied to repay a corresponding portion of the Refunded Swing Line Loans and (ii) on the day such Revolving Loans are made, the Swing Line Lender's Pro Rata Share of the Refunded Swing Line Loans shall be deemed to be paid with the proceeds of a Revolving Loan made by the Swing Line Lender to Company, and such portion of the Swing Line Loans deemed to be so paid shall no longer be outstanding as Swing Line Loans but shall instead constitute part of the Swing Line Lender's outstanding Revolving Loans to Company. Company hereby authorizes the Administrative Agent and the Swing Line Lender to charge Company's accounts with the Administrative Agent and the Swing Line Lender (up to the amount available in each such account) in order to immediately pay the Swing Line Lender the amount of the Refunded Swing Line Loans to the extent the proceeds of such Revolving Loans made by the Lenders, including the Revolving Loan deemed to be made by the Swing Line Lender, are not sufficient to repay in full the Refunded Swing Line Loans. If any portion of any such amount paid (or deemed to be paid) to the Swing Line Lender should be recovered by or on behalf of Company from the Swing Line Lender in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared among all Lenders in the manner contemplated by subsection 10.5.

          If for any reason Revolving Loans are not made pursuant to this subsection 2.1A(vi) in an amount sufficient to repay any amounts owed to the Swing Line Lender in respect of any outstanding Swing Line Loans on or before the third Business Day after demand for payment thereof by the Swing Line Lender, each Lender shall be deemed to, and hereby agrees to, have purchased a participation in such outstanding Swing Line Loans, and in an amount equal to its Pro Rata Share of the applicable unpaid amount together with accrued interest thereon. Upon one (1) Business Day's notice from the Swing Line Lender, each Lender shall deliver to the Swing Line Lender an amount equal to its respective participation in the applicable unpaid amount in same day funds at the office of the Swing Line Lender located at the Funding and Payment Office. In order to evidence such participation each Lender agrees to enter into a participation agreement at the request of the Swing Line Lender in form and substance satisfactory to the Swing Line Lender. In the event any Lender fails to make available to the Swing Line Lender the amount of such Lender's participation as provided in this paragraph, the Swing Line Lender shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by the Swing Line Lender for the correction of errors among banks for three Business Days and thereafter at the Base Rate, as applicable.

          Notwithstanding anything contained herein to the contrary, (i) each Lender's obligation to make Revolving Loans for the purpose of repaying any Refunded Swing Line Loans pursuant to the second preceding paragraph and each Lender's obligation to purchase a participation in any unpaid Swing Line Loans pursuant to the immediately preceding paragraph shall be absolute and unconditional and shall not be affected by any circumstance, including without limitation (a) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swing Line Lender, Company or any other Person for any reason whatsoever; (b) the occurrence or continuation of a Default or Event of Default; (c) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of Company or any of its Subsidiaries; (d) any breach of this Agreement or any other Loan Document by any party thereto; or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that such
                                                     --------
     obligations of each Lender are subject to the condition that the Swing Line Lender believed in good faith that all conditions under Section 4 to the making of the applicable Refunded Swing Line Loans or other unpaid Swing Line Loans, were satisfied at the time such Refunded Swing Line Loans or unpaid Swing Line Loans were made, or the satisfaction of any such condition not satisfied had been waived by Requisite Lenders prior to or at the time such Refunded Swing Line Loans or other unpaid Swing Line Loans were made; and (ii) the Swing Line Lender shall not be obligated to make any Swing Line Loans if it has elected not to do so after the occurrence and during the continuation of a Default or Event of Default.

     B. Borrowing Mechanics. Term Loans or Revolving Loans (including any such Loans made as Eurodollar Rate Loans with a particular Interest Period) made on any Funding Date (other than Revolving Loans made pursuant to a request by the Swing Line Lender pursuant to subsection 2.1A(vi) for the purpose of repaying any Refunded Swing Line Loans and Revolving Loans made pursuant to subsection 3.3B for the purpose of reimbursing the Issuing Bank for the amount of a drawing or payment under a Letter of Credit issued by it) shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount; provided that any Eurodollar Rate Loan shall be in a minimum amount of
        --------
$1,000,000 and integral multiples of $100,000 in excess of that amount. Swing Line Loans made on any Funding Date shall be in an aggregate minimum amount of $100,000 and integral multiples of $50,000 in excess of that amount. Whenever Company desires that the Lenders make Term Loans or Revolving Loans it shall deliver to the Administrative Agent a Notice of Borrowing no later than 1:00 p.m. (New York time), at least three (3) Business Days in advance of the proposed Funding Date in the case of a Eurodollar Rate Loan, or at least one (1) Business Day in advance of the proposed Funding Date in the case of a Base Rate Loan. Whenever Company desires that the Swing Line Lender make a Swing Line Loan, it shall deliver to Administrative Agent a Notice of Borrowing no later than 1:00 p.m. (New York time) on the proposed Funding Date. The Notice of Borrowing shall specify (i) the proposed Funding Date (which shall be a Business
Day), (ii) the amount and type of Loans requested, (iii) in the case of Swing Line Loans, that such Loans shall be Base Rate Loans, (iv) in the case of any Loans other than Swing Line Loans, whether such Loans shall be Base Rate Loans or Eurodollar Rate Loans, and (v) in the case of any Loans requested to be made as Eurodollar Rate Loans, the initial Interest Period requested therefor. Term Loans and Revolving Loans may be continued as or converted into Base Rate Loans and Eurodollar Rate Loans in the manner provided in subsection 2.2D. In lieu of delivering the above-described Notice of Borrowing, Company may give the Administrative Agent telephonic notice by the required time of any proposed borrowing under this subsection 2.1B; provided that such notice shall be
                                      --------
promptly confirmed in writing by delivery of a Notice of Borrowing to the Administrative Agent on or before the applicable Funding Date.

     Neither the Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that the Administrative Agent believes in good faith to have been given by a duly authorized officer authorized to borrow on behalf of Company or for otherwise acting in good faith under this subsection 2.1B, and upon funding of Loans by the Lenders in accordance with this Agreement pursuant to any such telephonic notice, Company shall have effected Loans hereunder.

     Company shall notify the Administrative Agent prior to the funding of any Loans in the event that any of the matters to which Company is required to certify in the applicable Notice of Borrowing are no longer true and correct (with such materiality qualifications as is set forth in a particular matter to which Company is required to certify) as of the applicable Funding Date, and the acceptance by Company of the proceeds of any Loans shall constitute a re-certification by Company, as of the applicable Funding Date, as to the matters to which Company is required to certify in the applicable Notice of Borrowing.

     Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Borrowing for a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to make a borrowing in accordance therewith.

     C. Disbursement of Funds. All Term Loans and all Revolving Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their respective Pro Rata Shares, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the Commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. Promptly after receipt by the Administrative Agent of a Notice of Borrowing pursuant to subsection 2.1B (or telephonic notice in lieu thereof), the Administrative Agent shall notify each Lender or the Swing Line Lender, as the case may be, of the proposed borrowing and of the amount of such Lender's Pro Rata Share of the applicable Loans.

     Each Lender shall make the amount of its Loan available to the Administrative Agent not later than 1:00 P.M. (New York time) on the applicable Funding Date and the Swing Line Lender shall make the amount of its Swing Line Loan available to the Administrative Agent not later than 2:00 P.M. (New York time) on the applicable Funding Date, in each case in same day funds, at the Funding and Payment Office. Except as provided in subsection 2.1A(vi) or subsection 3.3B with respect to Revolving Loans used to repay Refunded Swing Line Loans or to reimburse the Issuing Bank for the amount of an honored drawing or payment under a Letter of Credit issued by it, upon satisfaction or waiver of the conditions precedent specified in subsections 4.1 (in the case of Loans made on the Restatement Effective Date) and 4.2 (in the case of all Loans), the Administrative Agent shall make the proceeds of such Loans available to Company on the applicable Funding Date by causing an amount of same day funds equal to the proceeds of all such Loans received by the Administrative Agent from the Lenders or the Swing Line Lender, as the case may be, to be credited to the account of Company at the Funding and Payment Office.

     Unless the Administrative Agent shall have been notified by any Lender prior to the Funding Date for any Loans that such Lender does not intend to make available to the Administrative Agent the amount of such Lender's Loan requested on such Funding Date, the Administrative Agent may assume that such Lender has made such amount available to the Administrative Agent on such Funding Date and the Administrative Agent may, in its sole discretion, but shall not be obligated to, make available to Company a corresponding amount on such Funding Date. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from such Funding Date until the date such amount is paid to the Administrative Agent, at the customary rate set by the Administrative Agent for the correction of errors among banks for three Business Days and thereafter at the Base Rate. If such Lender does not pay such corresponding amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent shall promptly notify Company and Company shall immediately pay such corresponding amount to the Administrative Agent, together with interest thereon for each day from such Funding Date until the date such amount is paid to the Administrative Agent at the rate applicable to such Loan. Nothing in this subsection 2.1C shall be deemed to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that Company may have against any Lender as a result of any default by such Lender hereunder.

     D.  The Register.

          (i) The Administrative Agent shall maintain, at its address referred to in subsection 10.8, a register for the recordation of the names and addresses of the Lenders and the Commitments and Loans of each Lender from time to time (the "Register"). The Register shall be available for
                        --------
     inspection by Company or any Lender at any reasonable time and from time to time upon reasonable prior notice.

          (ii) The Administrative Agent shall record in the Register the Commitments and the outstanding Loans from time to time of each Lender and each repayment or prepayment in respect of the principal amount of the outstanding Loans of each Lender. Any such recordation shall be conclusive and binding on Company and each Lender, absent manifest error; provided that failure to make any such recordation, or any error in such recordation, shall not affect Company's Obligations in respect of the applicable Loans.

          (iii) Each Lender shall record on its internal records the amount of each Loan made by it and each payment in respect thereof. Any such recordation shall be conclusive and binding on Company, absent manifest error; provided that failure to make any such recordation, or any error in
            --------
     such recordation, shall not affect Company's Obligations in respect of the applicable Loans; and provided, further, that in the event of any
                           --------  -------
     inconsistency between the Register and any Lender's records, the recordations in the Register shall govern absent manifest error with respect to the Register.

          (iv) Company, the Administrative Agent and the Lenders shall deem and treat the Persons listed as the Lenders in the Register as the holders and owners of the corresponding Commitments and Loans listed therein for all purposes hereof, and no assignment or transfer of any Commitment or Loan shall be effective, in each case unless and until an Assignment Agreement effecting the assignment or transfer thereof shall have been accepted by the Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii). Prior to such recordation, all amounts owed with respect to the applicable Commitment or Loan shall be owed to the Lender listed in the Register as the owner thereof, and any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is listed in the Register as a Lender shall be conclusive and binding on any subsequent holder, assignee or transferee of the corresponding Commitments or Loans.

          (v) Company hereby designates CSFB and any financial institution serving as a successor Administrative Agent to serve as Company's agent solely for purposes of maintaining the Register as provided in this subsection 2.1D, and Company hereby agrees that, to the extent CSFB serves in such capacity, CSFB and its officers, directors, employees, agents and affiliates shall constitute Indemnitees for all purposes under subsection 10.3.

     E.   Evidence of Debt; Repayment of Loans.

          (i) Company hereby unconditionally promises to pay to the Administrative Agent (a) for the account of the Swingline Lender, the then unpaid principal amount of each Swingline Loan, on the date of each borrowing of a Revolving Loan or, if earlier, on the Revolving Loan Commitment Termination Date, (b) for the account of each Lender holding Term Loans, the principal amount of each Term Loan of such Lender as provided in subsection 2.4A and (c) for the account of each Lender holding Revolving Loans, the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Loan Commitment Termination Date.

          (ii) Any Lender may request that the Loans made by it hereunder be evidenced by a promissory note. In such event, Company shall execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form and substance reasonably acceptable to the Administrative Agent and Company. Notwithstanding any other provision of this Agreement, in the event any Lender shall request and receive such a promissory note, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to subsection 10.1) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

2.2  Interest on the Loans.
     ---------------------

     A. Rate of Interest. Subject to the provisions of subsections 2.6 and 2.7, each Term Loan and each Revolving Loan shall bear interest on the unpaid principal amount thereof from the date made to maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate or the Reserve Adjusted Eurodollar Rate, as the case may be. Subject to the provisions of subsection 2.7, each Swing Line Loan shall bear interest on the unpaid principal amount thereof from the date made to maturity (whether by acceleration or otherwise) at a rate determined by reference to the Base Rate. The applicable basis for determining the rate of interest with respect to any Loan shall be selected by Company initially at the time a telephonic notice or Notice of Borrowing is given with respect to such Loan pursuant to subsection 2.1B (so long as Company delivers to Administrative Agent a Notice of Borrowing within one Business Day prior thereto). The basis for determining the interest rate with respect to any Term Loan or any Revolving Loan may be changed from time to time pursuant to subsection 2.2D. If on any day any Term Loan or Revolving Loan is outstanding with respect to which notice has not been delivered to the Administrative Agent in accordance with the terms of this Agreement specifying the applicable basis for determining the rate of interest, then for that day that Loan shall bear interest determined by reference to the Base Rate. Subject to the provisions of subsections 2.2E and 2.7, the Term Loans and the Revolving Loans shall bear interest through maturity as follows:

               (i)   if a Base Rate Loan, then at the sum of the Base Rate plus
                                                                           ----
          the Applicable Base Rate Margin; or

               (ii) if a Eurodollar Rate Loan, then at the sum of the Reserve Adjusted Eurodollar Rate plus the Applicable Eurodollar Rate Margin.
                                   ----

     Subject to the provisions of subsections 2.2E and 2.7, the Swing Line Loans shall bear interest to maturity at the sum of the Base Rate plus the Applicable
                                                            ----
Base Rate Margin for Revolving Loans less 0.50% per annum.

     B. Interest Periods. In connection with each Eurodollar Rate Loan, Company may, pursuant to the applicable Notice of Borrowing or Notice of Conversion/Continuation, as the case may be, on behalf of Company select an interest period (each an "Interest Period") to be applicable to such Loan, which
                          ---------------
Interest Period shall be, at Company's option, either a one, two, three or six month period (or, provided that any such interest period is available from all the Lenders in a particular tranche for which an Interest Period is being selected, a two- week, nine- month, twelve- month or other period as requested by Company); provided that:
             --------

          (i) the initial Interest Period for any Eurodollar Rate Loan shall commence on the Funding Date in respect of such Loan, in the case of a Loan initially made as a Eurodollar Rate Loan, or on the date specified in the applicable Notice of Conversion/Continuation, in the case of a Loan converted to a Eurodollar Rate Loan;

          (ii) in the case of immediately successive Interest Periods applicable to a Eurodollar Rate Loan continued as such pursuant to a Notice of Conversion/Continuation, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

          (iii) if an Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that, if any Interest Period would
                              --------
     otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

          (iv) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to clause (v) of this subsection 2.2B, end on the last Business Day of a calendar month;

          (v) no Interest Period with respect to any portion of the Term A Loans or Term Delayed Draw Loans shall extend beyond July 31, 2005, no Interest Period with respect to any portion of the Term B Loans shall extend beyond July 31, 2006, no Interest Period with respect to any portion of the Term C Loans shall extend beyond July 31, 2007 and no Interest Period with respect to any portion of the Revolving Loans shall extend beyond the Revolving Loan Commitment Termination Date;

          (vi) no Interest Period with respect to any portion of the Term Loans shall extend beyond a date on which Company is required to make a scheduled payment of principal of the Term A Loans, the Term B Loans, the Term C Loans or the Term Delayed Draw Loans, as the case may be, unless the aggregate principal amount of Term A Loans, Term B Loans, Term C Loans or Term Delayed Draw Loans, as the case may be, that are Base Rate Loans plus
                                                                           ----
     the aggregate principal amount of Term A Loans, Term B Loans, Term C Loans or Term Delayed Draw Loans, as the case may be, that are Eurodollar Rate Loans with Interest Periods expiring on or before such date equals or exceeds the principal amount required to be paid on the Term A Loans, Term B Loans, Term C Loans or Term Delayed Draw Loans, as the case may be, on such date;

          (vii) Company may only select Interest Periods with respect to Term C Loans of one month or two months prior to the end of the Initial Period;

          (viii) with respect to the Term C Loans, there shall be no more than one Interest Period outstanding at any time during the Initial Period and, with respect to all Loans, no more than twenty Interest Periods shall be outstanding at any time; and

          (ix) in the event Company fails to specify an Interest Period for any Eurodollar Rate Loan in the applicable Notice of Borrowing or Notice of Conversion/Continuation, Company shall be deemed to have selected an Interest Period of one month.

     C. Interest Payments. Subject to the provisions of subsection 2.2E, interest on each Loan shall be payable in arrears on and to each Interest Payment Date applicable to that Loan, upon any prepayment of that Loan (to the extent accrued on the amount being prepaid) and at maturity (including final maturity, by acceleration or otherwise); provided that in the event that any
                                         --------
Swing Line Loans, Revolving Loans or any Term Loans that are Base Rate Loans are prepaid pursuant to subsection 2.4B(i), interest accrued on such Loans through the date of such prepayment shall be payable on the next succeeding Interest Payment Date applicable to Base Rate Loans (or, if earlier, at final maturity).

     D. Conversion or Continuation. Subject to the provisions of subsection 2.6, Company shall have the option (i) to convert at any time all or any part of its outstanding Term Loans or Revolving Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount from Loans bearing interest at a rate determined by reference to one basis to Loans bearing interest at a rate determined by reference to an alternative basis (provided that any Loan being converted to a Eurodollar Rate Loan shall be in a minimum amount of $1,000,000 and integral multiples of $100,000 in excess of such amount) or (ii) upon the expiration of any Interest Period applicable to a Eurodollar Rate Loan, to continue all or any portion of such Loan equal to $1,000,000 and integral multiples of $100,000 in excess of that amount as a Eurodollar Rate Loan;

provided, however, that a Eurodollar Rate Loan may only be converted into a Base
--------  -------
Rate Loan on the expiration date of an Interest Period applicable thereto.

     Company shall deliver a Notice of Conversion/Continuation to the Administrative Agent no later than 12:00 Noon at least one Business Day in advance of the proposed conversion date (in the case of a conversion to a Base Rate Loan), and at least three Business Days in advance of the proposed conversion/continuation date (in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan). A Notice of Conversion/Continuation shall specify
(i) the proposed conversion/continuation date (which shall be a Business Day),
(ii) the amount and type of the Loan to be converted/continued, (iii) the nature of the proposed conversion/continuation, (iv) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, the requested Interest Period, and
(v) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan, that no Default or Event of Default has occurred and is continuing. In lieu of delivering the above-described Notice of Conversion/Continuation, Company may give the Administrative Agent telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2D; provided
                                                                    --------
that such notice shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to the Administrative Agent within one Business Day prior to the proposed conversion/continuation date.

     Neither the Administrative Agent nor any Lender shall incur any liability to Company in acting upon any telephonic notice referred to above that the Administrative Agent believes in good faith to have been given by a duly authorized officer authorized to act on behalf of Company or for otherwise acting in good faith under this subsection 2.2D, and upon conversion or continuation of the applicable basis for determining the interest rate with respect to any Loans in accordance with this Agreement pursuant to any such telephonic notice Company shall have effected a conversion or continuation, as the case may be, hereunder.

     Except as otherwise provided in subsections 2.6B, 2.6C and 2.6G, a Notice of Conversion/Continuation for conversion to, or continuation of, a Eurodollar Rate Loan (or telephonic notice in lieu thereof) shall be irrevocable on and after the related Interest Rate Determination Date, and Company shall be bound to effect a conversion or continuation in accordance therewith.

     E. Post-Default Interest. The outstanding principal amount of Loans not paid when due and, to the extent permitted by applicable law, any interest payments thereon not paid when due, and any fees and other amounts then due and payable hereunder and not paid, shall thereafter bear interest (including post-petition interest in any proceeding under any Bankruptcy Law) payable upon demand at a rate that is 2% per annum in excess of the interest rate otherwise payable under this Agreement with respect to the applicable Loans (or, in the case of any such fees and other amounts, at a rate which is 2% per annum in excess of the interest rate otherwise payable under this Agreement for Revolving Loans that are Base Rate Loans); provided that, in the case of Eurodollar Rate
                                 --------
Loans, upon the expiration of the Interest Period in effect at the time any such increase in interest rate is effective such Eurodollar Rate Loans shall thereupon become Base Rate Loans and shall thereafter bear interest payable upon demand at a rate equal to 2% per annum in excess of the interest rates otherwise payable under this Agreement for Base Rate Loans that are Term A Loans, Term B Loans, Term C Loans, Term Delayed Draw Loans or Revolving Loans, as applicable. Payment or acceptance of the increased rates of interest provided for in this subsection 2.2E is not a permitted alternative to timely payment and shall not constitute a waiver of any Event of Default or otherwise prejudice or limit any rights or remedies of the Administrative Agent or any Lender.

     F. Computation of Interest. Interest on Loans shall be computed on the basis of a 360-day year (or a 365- or 366-day year, as applicable, in the case of Base Rate Loans based on the Prime Rate) and for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of the making of such Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a Eurodollar Rate Loan, the date of conversion of such Eurodollar Rate Loan to such Base Rate Loan, as the case may be, shall be included, and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted to a Eurodollar Rate Loan, the date of conversion of such Base Rate Loan to such Eurodollar Rate Loan, as the case may be, shall be excluded; provided that if a Loan is repaid
                                             --------
on the same day on which it is made, one day's interest shall be paid on that Loan.

2.3  Fees.
     ----

     A.  Commitment Fees.

         (i)     Revolving Loan Commitments.  Company agrees to pay to the
                 --------------------------
     Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share of the Revolving Loan Commitments, commitment fees for the period from and including the Closing Date to and excluding the Revolving Loan Commitment Termination Date equal to the sum of (x) the average of the daily excess of the Revolving Loan Commitments over the sum of the aggregate principal amount of Revolving Loans outstanding (but not any Swing Line Loans outstanding) plus (y) the Letter of Credit Usage
                                       ----
     multiplied by 0.50% per annum.
     -------------

          (ii)   Term Delayed Draw Loan Commitments. Company agrees to pay to
                 ----------------------------------
     the Administrative Agent, for distribution to each Lender in proportion to that Lender's Pro Rata Share of the Term Delayed Draw Loan Commitments, commitment fees for the period from and including the Closing Date to and excluding the Term Delayed Draw Loan Commitment Termination Date equal to the daily Term Delayed Draw Loan Commitments multiplied by 1.00% per annum.
                                                  -------------

          (iii)  Calculation and Payment.  All of the foregoing commitment fees
                 -----------------------
     shall be calculated on the basis of a 360-day year and the actual number of days elapsed and shall be payable quarterly in arrears on the last Business Day in each of March, June, September and December of each year, commencing in September 1999, and on the Revolving Loan Commitment Termination Date and the Term Delayed Draw Loan Commitment Termination Date.

     B. Other Fees. Company agrees to pay to Sole Lead Arranger and Administrative Agent such fees in the amounts and at the times separately agreed upon between Company, Sole Lead Arranger and Administrative Agent.

2.4  Repayments, Prepayments and Reductions in Commitments; General Provisions
     -------------------------------------------------------------------------
     Regarding Payments.
     ------------------

     A.  Scheduled Payments of Term Loans.

          (i) Scheduled Payments of Term A Loans. Company shall make
              ----------------------------------
     principal payments on the Term A Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding amount set forth below:


     ====================================================================
                                                    SCHEDULED REPAYMENT
           DATE                                             OF
                                                       TERM A LOANS
     ====================================================================
      June 30, 2000                                     $1,000,000
      September 30, 2000                                $1,000,000
      December 31, 2000                                 $2,000,000
      March 31, 2001                                    $2,500,000
     --------------------------------------------------------------------

      June 30, 2001                                     $2,500,000
      September 30, 2001                                $3,000,000
      December 31, 2001                                 $3,000,000
      March 31, 2002                                    $3,000,000
     --------------------------------------------------------------------

      June 30, 2002                                     $3,000,000
      September 30, 2002                                $3,000,000
      December 31, 2002                                 $3,000,000
      March 31, 2003                                    $3,000,000
     --------------------------------------------------------------------

      June 30, 2003                                     $3,000,000
      September 30, 2003                                $3,750,000
      December 31, 2003                                 $3,750,000
      March 31, 2004                                    $3,750,000
     --------------------------------------------------------------------

      June 30, 2004                                     $3,750,000
      September 30, 2004                                $5,500,000
      December 31, 2004                                 $5,500,000
      March 31, 2005                                    $5,500,000

      July 31, 2005                                     $5,500,000
     ====================================================================

     ; provided that the scheduled installments of principal of the Term A
       --------
       Loans forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term A Loans in accordance with subsection 2.4C; and provided, further, that the final installment
                            --------  -------
       specified above for repayment by Company of the Term A Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term A Loans.

          (ii)   Scheduled Payments of Term B Loans. Company shall make
                 ----------------------------------
     principal payments on the Term B Loans in 25 consecutive installments on the last Business Day of March, June, September and December of each year, commencing on the last Business Day of March 2000; provided, however, that Company shall make the final installment
     --------  -------
     payment on July 31, 2006. Each such installment shall be in an amount equal to $200,000, with the balance due and payable on the July 31, 2006; provided that the scheduled installments of principal of the
           --------
     Term B Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term B Loans in accordance with subsection 2.4C.

          (iii)  Scheduled Payments of Term Delayed Draw Loans. Company
                 ---------------------------------------------
      shall make principal payments on the Term Delayed Draw Loans in installments on the dates set forth below, each such installment to be in an amount equal to the corresponding percentages set forth below of the principal amount of the Term Delayed Draw Loans outstanding on the Term Delayed Draw Loan Commitment Termination
      Date:


     ====================================================================
                                                    SCHEDULED REPAYMENT
           DATE                                             OF
                                                     TERM DELAYED DRAW
                                                           LOANS
     ====================================================================
      September 30, 2001                                   3.75%
      December 31, 2001                                    3.75%
      March 31, 2002                                       3.75%
      June 30, 2002                                        3.75%
     --------------------------------------------------------------------

      September 30, 2002                                   5.63%
      December 31, 2002                                    5.63%
      March 31, 2003                                       5.63%
      June 30, 2003                                        5.63%
     --------------------------------------------------------------------

      September 30, 2003                                   6.25%
      December 31, 2003                                    6.25%
      March 31, 2004                                       6.25%
      June 30, 2004                                        6.25%
     --------------------------------------------------------------------

      September 30, 2004                                   9.38%
      December 31, 2004                                    9.38%
      March 31, 2005                                       9.38%
      July 31, 2005                                        9.38%
     ====================================================================

     ; provided that the scheduled installments of principal of the Term Delayed
       --------
     Draw Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term Delayed Draw Loans in accordance with subsection 2.4C; and provided, further, that the final
                                          --------  -------
     installment specified above for the repayment by Company of the Term Delayed Draw Loans shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by Company under this Agreement with respect to the Term Delayed Draw Loans.

          (iv)  Scheduled Payments of Term C Loans. Company shall make principal
                ---------------------------------
     payments on the Term C Loans in 28 consecutive installments on the last Business Day of March, June, September and December of each year, commencing on the last Business Day of September 2000; provided, however, that Company shall make the final installment payment on July 31, 2007. Each such installment shall be in an amount equal to $137,500, with the balance due and payable on July 31, 2007; provided that the scheduled installments of principal of the Term C Loans set forth above shall be reduced in connection with any voluntary or mandatory prepayments of the Term C Loans in accordance with subsection 2.4C.

     B.  Prepayments and Reductions in Commitments.

          (i)   Voluntary Prepayments.  Company may, upon written or telephonic
                ---------------------
     notice to the Administrative Agent on or prior to 1:00 P.M. (New York time) on the date of prepayment, which notice, if telephonic, shall be promptly confirmed in writing, at any time and from time to time prepay, without premium or penalty, any Swing Line Loan on any Business Day in whole or in part in an aggregate minimum amount of $100,000 and integral multiples of $50,000 in excess of that amount. In addition, Company may, upon not less than one (1) Business Day's, in the case of Base Rate Loans, and upon not less than three (3) Business Days', in the case of Eurodollar Rate Loans, prior written or telephonic notice, promptly confirmed in writing to the Administrative Agent (which notice the Administrative Agent will promptly transmit by facsimile or telephone to each Lender), at any time and from time to time prepay, without premium or penalty, the Loans (other than Swing Line Loans) on any Business Day in whole or in part in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of that amount; provided, however, that in the event Company shall prepay a
                  --------  -------
     Eurodollar Rate Loan other than on the expiration of the Interest Period applicable thereto, Company shall, at the time of such prepayment, also pay any amounts payable under subsection 2.6D hereof. Notice of prepayment having been given as aforesaid, the Loans shall become due and payable on the prepayment date specified in such notice and in the aggregate principal amount specified therein. Any voluntary prepayments pursuant to this subsection 2.4B(i) shall be applied as specified in subsection 2.4C.

          (ii)  Voluntary Reductions of Commitments.  Company may, upon not less
                -----------------------------------
     than three (3) Business Days' prior written or telephonic notice, promptly confirmed in writing to the Administrative Agent (which notice the Administrative Agent will promptly transmit by facsimile or telephone to each Lender), at any time and from time to time terminate in whole or permanently reduce in part, without premium or penalty, (x) the Revolving Loan Commitments in an amount up to the amount by which the Revolving Loan Commitments exceed the Total Utilization of Revolving Loan Commitments at the time of such proposed termination or reduction or (y) the Term Delayed Draw Loan Commitments; provided that any such partial reduction of the
                            --------
     Revolving Loan Commitments or the Term Delayed Draw Loan Commitments shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess of that amount. Company's notice to the Administrative Agent shall designate the date (which shall be a Business Day) of such termination or reduction and the amount of any partial reduction, and such termination or reduction of the Revolving Loan Commitments or the Term Delayed Draw Loan Commitments shall be effective on the date specified in such notice and shall reduce the Revolving Loan Commitment or the Term Delayed Draw Loan Commitment, respectively, of each Lender proportionately to its respective Pro Rata Share. Any such voluntary reduction of the Revolving Loan Commitment or the Term Delayed Draw Loan Commitments shall be applied as specified in subsection 2.4C.

          (iii)  Mandatory Prepayments and Mandatory Reductions of Commitments.
                 -------------------------------------------------------------
     The Loans shall be prepaid and/or the Revolving Loan Commitments and Term Delayed Draw Loan Commitments shall be reduced in the manner provided in subsection 2.4C upon the occurrence of the following circumstances:

               (a)  Asset Sales.  No later than the fifth (5/th/) Business Day
                    -----------
          following the date of receipt by ChipPAC or any of its Subsidiaries of Cash Proceeds of any Asset Sale, Company shall prepay the Loans (and/or the Revolving Loan Commitments or Term Delayed Draw Loan Commitments shall be reduced) in an amount equal to the Net Cash Proceeds received with respect thereto; provided that, if ChipPAC
                                                  --------
          shall have delivered a Reinvestment Notice to the Administrative Agent no later than the fifth (5/th/) Business Day following the consummation of such Asset Sale, Company shall not be required to make any prepayment with the proceeds of such Asset Sale to the extent that any of such proceeds are reinvested (or as to which a contract has been entered into to reinvest) in Reinvestment Assets within 365 days from the date of receipt of such proceeds; provided further that the
                                                -------- -------
          aggregate amount of Net Cash Proceeds that may be reinvested pursuant to the immediately preceding proviso shall not exceed $15,000,000 in any Fiscal Year (or $30,000,000 in any Fiscal Year at any time the Leverage Ratio, determined on a Pro Forma Basis after giving effect to such Asset Sale, is less than 3.50:1.00); and provided still further
                                                        -------- ----- -------
          that, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied to prepay the Loans (and/or the Revolving Loan Commitments or Term Delayed Draw Loan Commitments shall be reduced). Concurrently with any prepayment of Loans (and/or any reduction in the Revolving Loan Commitments or Term Delayed Draw Loan Commitments) pursuant to this subsection 2.4B(iii)(a), ChipPAC shall deliver to the Administrative Agent an Officer's Certificate demonstrating in detail reasonably satisfactory to the Administrative Agent the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In addition, in the event that ChipPAC shall, at any time after receipt of proceeds of any Reinvestment Event requiring a prepayment (and/or a reduction in the Revolving Loan Commitments) pursuant to this subsection 2.4B(iii)(a), determine that the prepayments (and/or a reduction in the Revolving Loan Commitments) previously made in respect of such Reinvestment Event were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(a), Company shall promptly cause to be made an additional prepayment of the Loans (and/or reduction in the Revolving Loan Commitments) in an amount equal to the amount of any such deficit, and ChipPAC shall concurrently therewith deliver to the Administrative Agent an Officer's Certificate demonstrating the derivation of the additional proceeds resulting in such deficit. If Company is otherwise required to apply any portion of Net Cash Proceeds to prepay Indebtedness evidenced by the Subordinated Debt then, notwithstanding anything contained in this Agreement to the contrary, ChipPAC shall cause such Net Cash Proceeds to be applied to the prepayment of the Loans so as to eliminate or minimize any obligation to be applied to prepay the Subordinated Debt.

               (b) Issuances of Debt.  On or prior to the first (1st) Business
                   -----------------
          Day after receipt by ChipPAC or any of its Subsidiaries of any proceeds (net of any payment of underwriting discounts, commission and other costs and expenses associated therewith (including legal costs and expenses)) of any Indebtedness (other than the Loans, the Subordinated Debt and any other Indebtedness permitted by this Agreement), Company shall prepay the Loans (and/or the Revolving Loan Commitments or Term Delayed Draw Loan Commitments shall be reduced) in an amount equal to the amount of such proceeds; provided that payment
                                                          --------
          or acceptance of the amounts provided for in this subsection 2.4B(iii)(b) shall not constitute a waiver of any Event of Default resulting from the incurrence of such Indebtedness or otherwise prejudice any rights or remedies of the Administrative Agent or any Lender. If Company is otherwise required to apply any portion of such proceeds to prepay Indebtedness evidenced by the Subordinated Debt then, notwithstanding anything contained in this Agreement to the contrary, ChipPAC shall cause such proceeds to be applied to the prepayment of the Loans so as to eliminate or minimize any obligation to prepay the Subordinated Debt.

               (c) Issuances of Equity Securities.  On or prior to the first
                   ------------------------------
          (1st) Business Day after receipt by ChipPAC or any of its Subsidiaries of any Equity Proceeds (net of any payment of underwriting discounts, commission and other costs and expenses associated therewith (including legal costs and expenses)) other than (w) capital contributions made by ChipPAC or any of its Subsidiaries, (x) Equity Proceeds received by ChipPAC as payment for any shares of Capital Stock purchased by, or of the exercise price under any option for any shares of Capital Stock of ChipPAC held by, any officer, director, employee or consultant of ChipPAC or any of its Subsidiaries, (y) Equity Proceeds received from the Investors or their respective Affiliates or customers or suppliers of ChipPAC or its Subsidiaries, and (z) Equity Proceeds received by ChipPAC or any of its Subsidiaries solely to the extent that such Equity Proceeds are used to finance a Permitted Acquisition, Company shall prepay the Loans (and/or the Revolving Loan Commitments or Term Delayed Draw Loan Commitments shall be reduced) in an amount equal to (i) 75% of all such Equity Proceeds, if at such time the Leverage Ratio, on a Pro Forma basis, is greater than or equal to 3.50:1.00 or (ii) 50% of all such Equity Proceeds, if at such time the Leverage Ratio, on a Pro Forma Basis, is less than 3.50:1.00; provided, however, that notwithstanding the foregoing, ChipPAC may use the first $50,000,000 of Equity Proceeds of a Qualified Public Equity Offering, at its option, (i) to redeem HEI Preferred Stock, (ii) to redeem Intel Preferred Stock and/or (iii) to repurchase Subordinated Debt. If Company is otherwise required to apply any portion of such Equity Proceeds to prepay Indebtedness evidenced by the Subordinated Debt then, notwithstanding anything contained in this Agreement to the contrary, ChipPAC shall cause such Equity Proceeds to be applied to the prepayment of the Loans so as to eliminate or minimize any obligation to repurchase the Subordinated Debt.

               (d) Insurance and Condemnation Proceeds.  No later than the fifth
                   -----------------------------------
          (5/th/) Business Day following the date of receipt by ChipPAC or any of its Subsidiaries of any cash payments under any insurance policy as a result of any damage to or loss of all or any portion of the Collateral or any other tangible asset (net of actual costs incurred and any taxes paid or payable by ChipPAC or any of its Subsidiaries in connection with adjustment and settlement thereof, "Insurance
                                                              ---------
          Proceeds") or any proceeds resulting from the taking of assets by the power of eminent domain, condemnation or otherwise (net of actual costs incurred and any taxes paid or payable by ChipPAC or any of its Subsidiaries in connection with adjustment and settlement thereof,

          "Condemnation Proceeds") (any such event resulting in the recovery of
          ----------------------
          Insurance Proceeds or Condemnation Proceeds, a "Recovery Event"),
                                                          --------------
          Company shall prepay the Loans (and/or the Revolving Loan Commitments or Term Delayed Draw Loan Commitments shall be reduced) in an amount equal to the Insurance Proceeds or Condemnation Proceeds, as the case may be, received; provided that, if ChipPAC shall have delivered a
                            --------
          Reinvestment Notice to the Administrative Agent no later than five (5) Business Days prior to the consummation of such Recovery Event and no Event of Default exists at the time of such consummation and the time of delivery of such notice, Company shall not be required to make any prepayment (and/or reduction in the Revolving Loan Commitments or Term Delayed Draw Loan Commitments) with the proceeds of such Recovery Event to the extent that (x) all or any portion of such proceeds are reinvested (or a contract has been entered into to reinvest) in Reinvestment Assets within 365 days from the date of receipt of such proceeds, and (y) after giving effect thereto, the aggregate amount of proceeds not used to make mandatory prepayments of Loans (and/or reduce the Revolving Loan Commitments or Term Delayed Draw Loan Commitments) pursuant to this proviso does not exceed $10,000,000 during any Fiscal Year;

          provided, further, that, on each Reinvestment Prepayment Date, an
          --------  -------
          amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied to prepay the Loans (and/or the Revolving Loan Commitments or Term Delayed Draw Loan Commitments shall be reduced). In addition, in the event that ChipPAC shall, at any time after receipt of proceeds of any Reinvestment Event requiring a prepayment (and/or reduction in the Revolving Loan Commitments or Term Delayed Draw Loan Commitments) pursuant to this subsection 2.4B(iii)(d), determine that the prepayments (and/or reduction in the Revolving Loan Commitments or Term Delayed Draw Loan Commitments) previously made in respect of such Reinvestment Event were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(d), Company shall promptly cause to be made an additional prepayment of the Loans (and/or reduce the Revolving Loan Commitments or Term Delayed Draw Loan Commitments) in an amount equal to the amount of any such deficit, and ChipPAC shall concurrently therewith deliver to the Administrative Agent an Officer's Certificate demonstrating the derivation of the additional proceeds resulting in such deficit. If Company is otherwise required to apply any portion of such proceeds to prepay Indebtedness evidenced by the Subordinated Debt then, notwithstanding anything contained in this Agreement to the contrary, ChipPAC shall cause such Insurance Proceeds and Condemnation Proceeds to be applied to the prepayment of the Loans so as to eliminate or minimize any obligation to prepay the Subordinated Debt.

               (e) Consolidated Excess Cash Flow.  In the event that there shall
                   -----------------------------
          be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31, 2000), Company shall, no later than ninety-five (95) days after the end of such Fiscal Year, prepay the Loans (and/or the Revolving Loan Commitments or Term Delayed Draw Loan Commitments shall be reduced) in an aggregate amount equal to (i) 75% of such Consolidated Excess Cash Flow if the Leverage Ratio at the end of such Fiscal Year was greater than or equal to 3.50:1.00 or (ii) 50% of such Consolidated Excess Cash Flow if the Leverage Ratio at the end of such Fiscal Year was less than 3.50:1.00; provided, however,
                                                           --------  -------
          that no such payment shall be required if the Leverage Ratio at the end of such Fiscal Year was less than or equal to 2.75:1.00.

               (f) Reductions or Restrictions of Revolving Loan Commitments.
                   --------------------------------------------------------
          Company shall prepay the Swing Line Loans and/or Revolving Loans from time to time to the extent necessary so that (1) the Total Utilization of Revolving Loan Commitments shall not at any time exceed the Revolving Loan Commitments then in effect, and (2) the aggregate principal amount of all outstanding Swing Line Loans shall not at any time exceed the Swing Line Loan Commitment then in effect. All Swing Line Loans shall be prepaid in full prior to the prepayment of any Revolving Loans pursuant to this subsection 2.4B(iii)(f). If at any time that there are no Revolving Loans and Swing Line Loans outstanding (whether after giving effect to any prepayment thereof pursuant to this subclause (f) or otherwise) the Total Utilization of Revolving Loan Commitments exceeds the Revolving Loan Commitment, Company shall deposit into the Collateral Account such amounts as are necessary so that, after giving effect thereto, the amount on deposit in the Collateral Account pursuant to this subclause (f) is at least equal to such excess.

     C.   Application of Prepayments and Unscheduled Reductions of Commitments.

          (i) Application of Prepayments by Type of Loans.  Any voluntary
              -------------------------------------------
     prepayments pursuant to subsection 2.4B(i) shall be applied as specified by Company in the applicable notice of prepayment; provided that in the event
                                                     --------
     Company fails to specify the Loans to which any such prepayment shall be applied, such prepayment shall be applied first to repay outstanding Swing
                                               -----
     Line Loans to the full extent thereof, second to repay outstanding
                                            ------
     Revolving Loans to the full extent thereof, and third to repay outstanding
                                                     -----
     Term Loans to the full extent thereof. Any amount required to be applied as a prepayment of Loans or Revolving Loan Commitment or Term Delayed Draw Loan Commitment reduction pursuant to any of subsections 2.4B(iii)(a) through (e) or this subsection 2.4C(i) shall be applied first to repay Term
                                                             -----
     Loans as selected by Company in an amount not in excess of an amount equal to the scheduled amortization payments on such Term Loans selected for the immediately succeeding twelve-month period, second to further prepay the
                                                 ------
     Term Loans ratably to the full extent thereof, third to prepay Swing Line
                                                    -----
     Loans to the full extent thereof and to permanently reduce the Revolving Loan Commitments by the amount of such prepayment, fourth to prepay
                                                        ------
     Revolving Loans to the full extent thereof and to further permanently reduce the Revolving Loan Commitments by the amount of such prepayment, fifth to prepay outstanding reimbursement obligations with respect to
     -----
     Letters of Credit, sixth to cash collateralize Letters of Credit as
                        -----
     provided in the Collateral Account Agreement, seventh to reduce the Term
                                                   -------
     Delayed Draw Loan Commitment and eighth, to the extent of any remaining
                                      ------
     amount, to further reduce the Revolving Loan Commitments. Anything contained herein to the contrary notwithstanding, (i) prepayment of Term Loans required by subsection 2.4B(iii)(c) shall be allocated first to the prepayment of the Term C Loans and applied ratably to the remaining amortization in respect of the Term C Loans until the Term C Loans are paid in full and (ii) so long as any Term A

     Loans or Term Delayed Draw Loans are outstanding, in the case of any voluntary or mandatory prepayments of Term Loans pursuant to subsection 2.4A or 2.4B or this subsection 2.4C, (a) Company shall use reasonable efforts to notify the Lenders of such prepayment in advance of payment to the Administrative Agent of such amount, (b) upon receipt of such payment, the Administrative Agent shall notify the Lenders of such payment, (c) in the event any Lender with Term B Loans or, except in the case of a prepayment pursuant to subsection 2.4B(iii)(c), Term C Loans elects to waive such Lender's right to receive such prepayment in respect of any such Loans, such Lender shall so advise the Administrative Agent in writing no later than the close of business on the date it receives such notice from the Administrative Agent and (d) upon receipt of such written advice from such Lender, the Administrative Agent shall apply the amount waived by such Lender to prepay Term A Loans and Term Delayed Draw Loans.

          (ii)   Application of Prepayments of Term Loans to Installments.  The
                 --------------------------------------------------------
     amount of any prepayments of Term A Loans, Term B Loans, Term C Loans or Term Delayed Draw Loans, as applicable, shall be applied first to reduce
                                                              -----
     each scheduled installment thereof set forth in subsection 2.4A(i), 2.4A(ii), 2.4A(iii) or 2.4A(iv), as applicable, that is unpaid and due within the next twelve months of the date of such prepayment in the order that such installments are scheduled to occur, and second to ratably reduce
                                                        ------
     each scheduled installment of principal thereof set forth in subsection 2.4A(i), 2.4A(ii), 2.4A(iii) or 2.4A(iv), as applicable.

          (iii)  Application of Prepayments of Loans to Base Rate Loans and
                 ----------------------------------------------------------
     Eurodollar Rate Loans.  Considering Loans constituting Term A Loans, Term B
     ---------------------
     Loans, Term C Loans, Term Delayed Draw Loans and Revolving Loans being prepaid separately, any prepayment thereof shall be applied first to Base Rate Loans to the full extent thereof before application to Eurodollar Rate Loans, in each case in a manner which minimizes the amount of any payments required to be made by Company pursuant to subsection 2.6D.

     D.   Application of Proceeds of Collateral and Payments Under Guaranties.

          (i)  Application of Proceeds of Collateral.  All proceeds received by
               -------------------------------------
     the Administrative Agent or the Collateral Agent, as the case may be, in respect of any sale of, collection from, or other realization upon all or any part of the Collateral under any Collateral Document may, in the discretion of the Collateral Agent, be held by the Collateral Agent as Collateral for, and applied in full by the Administrative Agent against, the applicable Secured Obligations (as defined in such Collateral Document) in the following order of priority:

                (a) to the payment of all costs and expenses of such sale, collection or other realization, including all other reasonable expenses, liabilities and advances made or incurred by such Agents in connection therewith, and all amounts for which such Agents are entitled to indemnification under such Collateral Document and all advances made by the Collateral Agent thereunder for the account of the applicable Loan Party, and to the payment of all reasonable costs and expenses paid or incurred by the Collateral Agent in connection with the exercise of any right or remedy under such Collateral Document, all in accordance with the terms of this Agreement and such Collateral Document;

                (b) thereafter, to the extent of any excess proceeds, to the payment of all other such Secured Obligations for the ratable benefit of the holders thereof; and

                (c) thereafter, to the extent of any excess proceeds, to the payment to or upon the order of such Loan Party or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

          (ii)  Application of Payments Under Guaranties.  All payments received
                ----------------------------------------
     by the Administrative Agent under any Guaranty shall be applied promptly from time to time by the Administrative Agent in the following order of priority:

                (a) to the payment of the reasonable costs and expenses of any collection or other realization under such Guaranty, including all reasonable expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, all in accordance with the terms of this Agreement and such Guaranty;

                (b) thereafter, to the extent of any excess such payments, to the payment of all other Obligations (as defined in such Guaranty) for the ratable benefit of the holders thereof; and

                (c) thereafter, to the extent of any excess such payments, to the payment to the applicable Guarantor or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

     E.  General Provisions Regarding Payments.

          (i)    Manner and Time of Payment. All payments by Company of
                 --------------------------
     principal, interest, fees and other Obligations hereunder shall be made in same day funds and without defense, setoff or counterclaim, free of any restriction or condition, and delivered to the Administrative Agent not later than 12:00 Noon (New York time) on the date due at the Funding and Payment Office for the account of the Lenders; funds received by the Administrative Agent after that time on such due date shall be deemed to have been paid by Company on the next succeeding Business Day. Company hereby authorizes the Administrative Agent to charge its accounts with the Administrative Agent in order to cause timely payment to be made to the Administrative Agent of all principal, interest, fees and expenses due hereunder (subject to sufficient funds being available in its accounts for that purpose).

          (ii)   Application of Payments to Principal and Interest.  Except as
                 -------------------------------------------------
     provided in subsection 2.2C, all payments in respect of the principal amount of any Loan shall include payment of accrued interest, on the principal amount being repaid or prepaid, and all such payments (and in any event any payments made in respect of any Loan on a date when interest is due and payable with respect to such Loan) shall be applied to the payment of interest before application to principal.

          (iii)  Apportionment of Payments.  Aggregate principal and interest
                 -------------------------
     payments shall be apportioned among all outstanding Loans to which such payments relate, in each case proportionately to the Lenders' respective Pro Rata Shares. The Administrative Agent shall promptly distribute to each Lender, at its applicable Lending Office specified in Schedule 2.1 or
                                                                ------------
     at such other address as such Lender may request, its Pro Rata Share of all such payments received by the Administrative Agent and the commitment fees of such Lender when received by the Administrative Agent pursuant to subsection 2.3. Notwithstanding the foregoing provisions of this subsection 2.4E(iii) if, pursuant to the provisions of subsection 2.6C, any Notice of Conversion/Continuation is withdrawn as to any Affected Lender or if any Affected Lender makes Base Rate Loans in lieu of its Pro Rata Share of any Eurodollar Rate Loans, the Administrative Agent shall give effect thereto in apportioning payments received thereafter.

          (iv)   Payments on Business Days.  Except if expressly provided
                 -------------------------
     otherwise, whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest hereunder or of the commitment fees hereunder, as the case may be.


2.5  Use of Proceeds.
     ---------------

     A. Term Loans Made on the Restatement Effective Date. The proceeds of the Term C Loans to be made to Company on the Restatement Effective Date shall be applied, together with the Seller Preferred Stock, to fund the Purchase and to pay related fees and expenses.

     B. Term Delayed Draw Loans. The proceeds of any Term Delayed Draw Loans shall be applied by Company only for the purpose of acquiring testing equipment or making other capital expenditures required in connection with the performance by the Operating Subsidiaries with respect to Micro BGA Capital Expenditures.

     C. Revolving Loans; Swing Line Loans. The proceeds of any Revolving Loans and any Swing Line Loans shall be applied for working capital and general corporate purposes of the Operating Subsidiaries.

     D. Margin Regulations. No portion of the proceeds of any borrowing under this Agreement shall be used by Company or any of its Subsidiaries in any manner that might cause the borrowing or the application of such proceeds to violate Regulation U, Regulation T or Regulation X of the Board of Governors of the Federal Reserve System or any other regulation of such Board or to violate the Exchange Act, in each case as in effect on the date or dates of such borrowing and such use of proceeds.


2.6  Special Provisions Governing Eurodollar Rate Loans.
     --------------------------------------------------

     Notwithstanding any other provision of this Agreement to the contrary, the following provisions shall govern with respect to Eurodollar Rate Loans as to the matters covered:

     A. Determination of Applicable Interest Rate. As soon as practicable after 11:00 A.M. (New York time) on each Interest Rate Determination Date, the Administrative Agent shall determine (which determination shall, absent manifest error, be final, conclusive and binding upon all parties) the interest rate that shall apply to the Eurodollar Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to Company and each Lender.

     B. Inability to Determine Applicable Interest Rate. In the event that the Administrative Agent shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto), on any Interest Rate Determination Date with respect to any Eurodollar Rate Loans, that by reason of circumstances arising after the date of this Agreement affecting the London interbank market, adequate and fair means do not exist for ascertaining the interest rate applicable to such Loans on the basis provided for in the definition of Reserve Adjusted Eurodollar Rate the Administrative Agent shall on such date give notice (by telecopy or by telephone confirmed in writing) to Company and each Lender of such determination, whereupon (i) no Loans may be made or continued as, or converted to, Eurodollar Rate Loans, until such time as the Administrative Agent notifies Company and the Lenders that the circumstances giving rise to such notice no longer exist (such notification not to be unreasonably withheld or delayed) and (ii) any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to the Loans in respect of which such determination was made shall be deemed to be rescinded by Company.

     C. Illegality or Impracticability of Eurodollar Rate Loans. In the event that on any date any Lender shall have reasonably determined (which determination shall be final and conclusive and binding upon all parties hereto but shall be made only after consultation with Company and the Administrative Agent) that the making, maintaining or continuation of its Eurodollar Rate Loans
(i) has become unlawful as a result of compliance by such Lender in good faith with any law, treaty, governmental rule, regulation, guideline or order (or would conflict with any such treaty, governmental rule, regulation, guideline or order not having the force of law even though the failure to comply therewith would not be unlawful) or (ii) has become impracticable, or would cause such Lender material hardship, as a result of contingencies occurring after the date of this Agreement which materially and adversely affect the London interbank market, then, and in any such event, such Lender shall be an "Affected Lender"
                                                              ---------------
and it shall on that day give notice (by telecopy or by telephone confirmed in writing) to Company and the Administrative Agent of such determination (which notice the Administrative Agent shall promptly transmit to each other Lender). Thereafter (a) the obligation of the Affected Lender to make Loans as, or to convert Loans to, Eurodollar Rate Loans, shall be suspended until such notice shall be withdrawn by the Affected Lender, (b) to the extent such determination by the Affected Lender relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, the Affected Lender shall make such Loan as (or convert such Loan to, as the case may be) a Base Rate Loan, (c) the Affected Lender's obligation to maintain its outstanding Eurodollar Rate Loans, as the case may be (the "Affected Loans"), shall be terminated at the earlier to occur of the
      --------------
expiration of the Interest Period then in effect with respect to the Affected Loans or when required by law, and (d) the Affected Loans shall automatically convert into Base Rate Loans on the date of such termination. Notwithstanding the foregoing, to the extent a determination by an Affected

Lender as described above relates to a Eurodollar Rate Loan then being requested by Company pursuant to a Notice of Borrowing or a Notice of Conversion/Continuation, Company shall have the option, subject to the provisions of subsection 2.6D, to rescind such Notice of Borrowing or Notice of Conversion/Continuation as to all Lenders by giving notice (by telecopy or by telephone confirmed in writing) to the Administrative Agent of such rescission on the date on which the Affected Lender gives notice of its determination as described above (which notice of rescission the Administrative Agent shall promptly transmit to each other Lender). Except as provided in the immediately preceding sentence, nothing in this subsection 2.6C shall affect the obligation of any Lender other than an Affected Lender to make or maintain Loans as, or to convert Loans to, Eurodollar Rate Loans in accordance with the terms of this Agreement.

     D. Compensation for Breakage or Non-Commencement of Interest Periods. Company shall compensate each Lender, upon written request by that Lender (which request shall set forth the basis for requesting such amounts), for all reasonable losses, expenses and liabilities (including, without limitation, any interest paid by that Lender to the lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by that Lender in connection with the liquidation or re-employment of such funds) which that Lender may sustain: (i) if for any reason (other than a default by that Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Borrowing or a telephonic request for borrowing, or a conversion to or continuation of any Eurodollar Rate Loan does not occur on a date specified therefor in a Notice of Conversion/Continuation or a telephonic request for conversion or continuation, (ii) if any prepayment (including any prepayment pursuant to subsection 2.4B) or conversion of any of its Eurodollar Rate Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan, (iii) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by Company, or (iv) as a consequence of any other default by Company in the repayment of its Eurodollar Rate Loans when required by the terms of this Agreement.

     E. Booking of Eurodollar Rate Loans. Subject to its obligations under subsection 2.8, any Lender may make, carry or transfer Eurodollar Rate Loans at, to, or for the account of any of its branch offices or the office of an Affiliate of that Lender.

     F. Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to a Lender under this subsection 2.6 and under subsection 2.7A shall be made as though that Lender had actually funded each of its relevant Eurodollar Rate Loans through the purchase of a Eurodollar deposit bearing interest at the rate obtained pursuant to clause (i) of the definition of Reserve Adjusted Eurodollar Rate in an amount equal to the amount of such Eurodollar Rate Loan and having a maturity comparable to the relevant Interest Period and, through the transfer of such Eurodollar deposit from an offshore office of that Lender to a domestic office of that Lender in the United States of America; provided, however, that
                                                       --------  -------
each Lender may fund each of its Eurodollar Rate Loans in any manner it sees fit and the foregoing assumptions shall be utilized only for the purposes of calculating amounts payable under this subsection 2.6 and under subsection 2.7A.

     G. Eurodollar Rate Loans After Default. After the occurrence of and during the continuation of an Event of Default, unless the Requisite Lenders otherwise consent, (i) Company may not elect to have a Loan be made or maintained as, or converted to, a Eurodollar Rate Loan after the expiration of any Interest Period then in effect for that Loan and (ii) subject to the provisions of subsection 2.6D, any Notice of Borrowing or Notice of Conversion/Continuation given by Company with respect to a requested borrowing or conversion/continuation that has not yet occurred shall be deemed to be rescinded by Company.

2.7  Increased Costs; Taxes; Capital Adequacy.
     ----------------------------------------

     A. Compensation for Increased Costs and Taxes. Subject to the provisions of subsection 2.7B (which shall be controlling with respect to the matters covered thereby), in the event that any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by such Lender with any guideline, request or directive issued or made after the date hereof by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):
         (i) results in a change in the basis of taxation of such Lender (or its applicable lending office) (other than a change with respect to any Tax on the overall net income of such Lender or franchise tax in lieu thereof) with respect to this Agreement or any of its obligations hereunder or any payments to such Lender (or its applicable lending office) of principal, interest, fees or any other amount payable hereunder;

         (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement against assets held by, or deposits or other liabilities in or for the account of, or advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Lender (other than any such reserve or other requirements with respect to Eurodollar Rate Loans that are reflected in the definition of Reserve Adjusted Eurodollar Rate); or

         (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Lender (or its applicable lending office) or its obligations hereunder, or the London interbank market;

and the result of any of the foregoing is to increase the cost to such Lender of agreeing to make, making or maintaining Eurodollar Rate Loans hereunder or to reduce any amount received or receivable by such Lender (or its applicable lending office) with respect thereto; then, in any such case, the Lender shall promptly notify Company and the Administrative Agent thereof and Company shall promptly pay to such Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall reasonably determine) as may be necessary to compensate such Lender for any such increased cost or reduction in amounts received or receivable hereunder, provided that notwithstanding anything to the contrary contained in
           --------
this subsection 2.7A, unless a Lender gives notice to Company that it is obligated to pay an amount under this subsection within six months after the later of (x) the date such Lender incurs such increased cost or suffers such reduction in amounts received or receivable and (y) the date such Lender has actual knowledge of such costs or reduction in amounts received or receivable, then such Lender shall only be entitled to be compensated for such amount to the extent of the increased cost or reduction in amounts received or receivable that is incurred or suffered on or after the date which occurs six months prior to such Lender giving notice to Company that it is obligated to repay the respective amounts pursuant to this subsection 2.7A. Such Lender shall deliver to Company (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Lender under this subsection 2.7A, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     B.  Withholding of Taxes.

         (i)   Payments to Be Free and Clear.  All sums payable by Company under
               -----------------------------
     this Agreement and the other Loan Documents shall (except to the extent required by law) be paid free and clear of, and without any deduction or withholding on account of, any Tax (other than a Tax on the overall net income of the Administrative Agent or any Lender) imposed, levied, collected or assessed by any jurisdiction from or through which a payment is made by or on behalf of Company.

         (ii)  Withholding of Taxes.  If Company or any other Person is required
               --------------------
     by law to make any deduction or withholding on account of any Tax (other than a

     Tax on the overall net income of the Administrative Agent or any Lender) from any sum paid or payable by Company to the Administrative Agent or any Lender under any of the Loan Documents:

               (a) Company shall notify the Administrative Agent of any such requirement or any change in any such requirement as soon as practicable;

               (b) Company shall pay any such Tax before the date on which penalties attach thereto, such payment to be made (if the liability to pay is imposed on Company) for its own account or (if that liability is imposed on the Administrative Agent or such Lender, as the case may
          be) on behalf of and in the name of the Administrative Agent or such Lender;

               (c) the sum payable by Company in respect of which the relevant deduction, withholding or payment is required shall be increased to the extent necessary to ensure that, after the making of that deduction, withholding or payment (including deduction, withholding or payment with respect to additional sums payable under this subsection 2.7B(ii)), the Administrative Agent or such Lender, as the case may be, receives on the due date a net sum equal to what it would have received had no such deduction, withholding or payment of such tax been required or made; provided that no such additional amount shall be required to be paid to any Lender under this clause (c) except to the extent that any change after the Closing Date or after the date of the Assignment Agreement pursuant to which such Lender became a Lender (in the case of each other Lender) in any such requirement for a deduction, withholding or payment shall result in the imposition, or an increase in the rate, of such deduction, withholding or payment in respect of payments to such Lender. Notwithstanding the preceding clause, additional sums shall be required to be paid to any Lender to the extent that such Lender (or its assignor) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from Company in respect of payments to such Lender (or its assignor);

               (d) within 30 days after paying any sum from which it is required by law to make any deduction or withholding, and within 30 days after the due date of payment of any Tax which it is required by clause (b) above to pay, Company shall deliver to the Administrative Agent evidence satisfactory to the other affected parties of such deduction, withholding or payment and of the remittance thereof to the relevant taxing or other authority; and

               (e) Company shall indemnify the Administrative Agent or any Lender for the full amount of any such Tax paid by the Administrative Agent or any Lender on or with respect to any payment on account of any obligation of Company under this subsection 2.7B(ii) and any penalties, interest and reasonable expenses with respect thereto, whether or not such Tax was legally imposed or asserted by the relevant governmental authority, within 15 Business Days after written request for such indemnification. A certificate as to the amount of such payment or liability delivered to Company by the Administrative Agent or any Lender shall be conclusive absent manifest error.

          (iii)  Other Taxes.  Company shall also pay any and all present or
                 -----------
     future recording, stamp, documentary, excise, transfer, sales, property or similar Taxes arising from any payment made hereunder or from the execution, delivery or enforcement or registration of, or otherwise with respect to, this Agreement and the other Loan Documents. In the case of any such payments made by the Administrative Agent or any Lender, Company shall reimburse the Administrative Agent or such Lender for the full amount of such Taxes paid by the Administrative Agent or any Lender within 15 Business Days following receipt by Company of a written statement or invoice setting forth in reasonable detail the basis for such reimbursement request.

     C. Tax Refunds. If any Lender receives a refund or otherwise would have received a refund but for the offset of the amount of such refund against such Lender's Taxes (a "Tax Refund"), which in the good faith judgment of such Lender
                   ----------
is allocable to Company, it shall promptly pay such refund net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant jurisdiction with respect to such refund) to Company; provided,
                                                                      --------
however, that Company agrees to promptly return such Tax Refund (plus any
-------
penalties, interest or other charges imposed by the relevant jurisdiction) to the applicable Lender if it receives notice from such Lender that such Lender is required to repay such Tax Refund. Nothing contained in this subsection 2.7C shall require any Lender to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to Company or any other Person.

     D. Capital Adequacy Adjustment. If any Lender shall have determined that the adoption, effectiveness, phase-in or applicability after the Closing Date of any law, rule or regulation (or any provision thereof) regarding capital adequacy, or any change therein or in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its applicable lending office) with any guideline, request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Loans or Commitments or Letters of Credit or participations therein or other obligations hereunder with respect to the Loans or the Letters of Credit to a level below that which such Lender reasonably determines such Lender or such controlling corporation could have achieved but for such adoption, effectiveness, phase-in, applicability, change or compliance (taking into consideration the policies of such Lender or such controlling corporation with regard to capital adequacy), then, within fifteen Business Days after receipt by Company from such Lender of the statement referred to in the next sentence, Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such controlling corporation on an after-tax basis for such reduction. Such Lender shall deliver to Company (with a copy to the Administrative Agent) a written statement, setting forth in reasonable detail the basis of the calculation of such additional amounts, which statement shall be conclusive and binding upon all parties hereto absent manifest error.

     E. Substitute Lenders. In the event (i) Company is required under the provisions of this subsection 2.7 or subsection 3.6 to make payments to any Lender or in the event any Lender fails to lend to Company in accordance with this Agreement, or (ii) any Lender fails to consent to a proposed change, waiver, discharge or termination under the Loan Documents otherwise approved by Requisite Lenders, then, in either case, Company may elect to terminate such Lender as a party to this Agreement; provided that, concurrently with such
                                     --------
termination, (i) Company shall pay that Lender all principal, interest and fees and other amounts (including without limitation amounts, if any, owed under this subsection 2.7) due to be paid to such Lender with respect to all periods through such date of termination, (ii) another financial institution satisfactory to Company and the Administrative Agent (or, in the event the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) shall agree, as of such date, to become a Lender for all purposes under this Agreement (whether by assignment or amendment) and to assume all obligations of the Lender to be terminated as of such date, and (iii) all documents and supporting materials necessary, in the reasonable judgment of the Administrative Agent (or, in the event the Administrative Agent is also the Lender to be terminated, the successor Administrative Agent) to evidence the substitution of such Lender shall have been received and approved by the Administrative Agent as of such date.

2.8  Obligation of Lenders and Issuing Bank to Mitigate.
     --------------------------------------------------

     Each of the Lender and the Issuing Bank agrees that, as promptly as practicable after the officer of such Lender or the Issuing Bank responsible for administering the Loans or Letters of Credit of such Lender or the Issuing Bank, as the case may be, becomes aware of the occurrence of an event or the existence of a condition that would cause such Lender to become an Affected Lender or that would entitle such Lender or the Issuing Bank to receive payments under subsection 2.7 or subsection 3.6, it will, to the extent not inconsistent with the internal policies of such Lender or the Issuing Bank and any applicable legal or regulatory restrictions, use reasonable efforts to (i) make, issue, fund or maintain the Commitments of such Lender or the affected Loans or Letters of Credit of such Lender or the Issuing Bank through another lending or letter of credit office of such Lender or the Issuing Bank, or (ii) take such other measures as such Lender or the Issuing Bank may deem reasonable, if as a result thereof the circumstances which would cause such Lender to be an Affected Lender would cease to exist or the additional amounts which would otherwise be required to be paid to such Lender or the Issuing Bank pursuant to subsection 2.7 or subsection 3.6 would be reduced and if, as determined by such Lender or the Issuing Bank in its reasonable discretion, the making, issuing, funding or maintaining of such Commitments or Loans or Letters of Credit through such other lending or letter of credit office or in accordance with such other measures, as the case may be, would not otherwise materially adversely affect such Commitments or Loans or Letters of Credit or the interests of such Lender or the Issuing Bank; provided that such Lender or the Issuing Bank will not be
              --------
obligated to utilize such other lending or letter of credit office pursuant to this subsection 2.8 unless Company agrees to pay all incremental expenses incurred by such Lender or the Issuing Bank as a result of utilizing such other lending or letter of credit office. A certificate as to the amount of any such expenses payable by Company pursuant to this subsection 2.8 (setting forth in reasonable detail the basis for requesting such amount) submitted by such Lender or the Issuing Bank to Company (with a copy to the Administrative Agent) shall be conclusive absent manifest error.

2.9  Increase in Revolving Credit Commitments.
     ----------------------------------------

  A. Company may, by written notice to the Administrative Agent from time to time, request that the Revolving Loan Commitments be increased by an amount not to exceed (in the aggregate for all such increases) the Incremental Revolving Loan Amount. Upon the receipt of such request by the Administrative Agent, the Administrative Agent shall deliver a copy thereof to each Lender. Such notice shall set forth the amount of the requested increase in the Revolving Loan Commitments (which shall be in an aggregate minimum amount of $10,000,000 and integral multiples of $1,000,000 in excess of that amount or equal to the remaining Incremental Revolving Loan Amount) and the date on which such increase is requested to become effective (which shall be not less than 10 Business Days nor more than 60 days after the date of such notice), and shall offer each Lender with a Revolving Loan Commitment the opportunity to increase its Revolving Loan Commitment by its Pro Rata Share of the proposed increased amount. Each such Lender shall, by notice to Company and the Administrative Agent given not more than 10 days after the date of the Administrative Agent's notice, either agree to increase its Revolving Loan Commitment by all or a portion of the offered amount (each Lender so agreeing being an "Increasing
                                                                 ----------
Lender") or decline to increase its Revolving Loan Commitment (and any Lender
------
that does not deliver such a notice within such period of 10 days shall be deemed to have declined to increase its Revolving Loan Commitment) (each Lender so declining or being deemed to have declined being a "Non-Increasing Lender").
                                                       ---------------------
In the event that, on the 10th day after the Administrative Agent shall have delivered a notice pursuant to the second sentence of this paragraph, the Lenders shall have agreed pursuant to the preceding sentence to increase their Revolving Loan Commitments by an aggregate amount less than the increase in the Revolving Loan Commitment requested by Company, Company may arrange for one or more banks or other financial institutions (any such bank or other financial institution referred to in this subsection 2.9A being called an "Augmenting
                                                                 ----------
Lender"), which may include any Lender, to extend Revolving Loan Commitments or
------
increase their existing Revolving Loan Commitments in an aggregate amount equal to all or any portion of the unsubscribed amount; provided that each Augmenting
                                                  --------
Lender, if not already a Lender hereunder, shall be subject to the approval of the Administrative Agent (which approval shall not be unreasonably withheld) and Company and each Augmenting Lender shall execute all such documentation as the Administrative Agent shall reasonably specify to evidence its Revolving Loan Commitment and/or its status as a Lender hereunder. Any increase in the Revolving Loan Commitments may be made in an amount which is less than the increase requested by Company if Company is unable to arrange for, or chooses not to arrange for, Augmenting Lenders.

     B.  On the effective date (the "Increase Effective Date") of any increase
                                     -----------------------
in the Revolving Loan Commitments pursuant to this subsection 2.9 (the

"Commitment Increase"), (i) the aggregate principal amount of the Revolving
 -------------------
Loans outstanding (the "Initial Revolving Loans") immediately prior to giving
                        -----------------------
effect to the Commitment Increase on the Increase Effective Date shall be deemed to be paid, (ii) each Increasing

Lender and each Augmenting Lender that shall have been a Lender prior to the Commitment Increase shall pay to the Administrative Agent in same day funds an amount equal to the difference between (A) the product of (1) such Lender's Pro Rata Share (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Loans (as hereinafter defined) and (B) the product of (1) such Lender's Pro Rata Share (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Revolving Loans, (iii) each Augmenting Lender that shall not have been a Lender prior to the Commitment Increase shall pay to Administrative Agent in same day funds an amount equal to the product of (1) such Augmenting Lender's Pro Rata Share (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Loans, (iv) after the Administrative Agent receives the funds specified in clauses (ii) and (iii) above, the Administrative Agent shall pay to each Non-Increasing Lender the portion of such funds that is equal to the difference between (A) the product of
(1) such Non-Increasing Lender's Pro Rata Share (calculated without giving effect to the Commitment Increase) multiplied by (2) the amount of the Initial Revolving Loans, and (B) the product of (1) such Non-Increasing Lender's Pro Rata Share (calculated after giving effect to the Commitment Increase) multiplied by (2) the amount of the Subsequent Revolving Loans, (v) after the effectiveness of the Commitment Increase, Company shall be deemed to have outstanding new Revolving Loans (the "Subsequent Revolving Loans") in an
                                      --------------------------
in an aggregate principal amount equal to the aggregate principal amount of the Initial Revolving Loans and of the Types and for the Interest Periods specified in a Notice of Borrowing delivered to the Administrative Agent in accordance with subsection 2.1B, (vi) each Non-Increasing Lender, each Increasing Lender and each Augmenting Lender shall be deemed to hold its Pro Rata Share of the Subsequent Revolving Loans (calculated after giving effect to the Commitment Increase) and (vii) Company shall pay each Increasing Lender and each Non-Increasing Lender any and all accrued but unpaid interest on the Initial Revolving Loans. The deemed payments made pursuant to clause (i) above in respect of each Eurodollar Rate Loan shall be subject to indemnification by Company pursuant to the provisions of subsection 2.6D if the Increase Effective Date occurs other than on the last day of the Interest Period relating thereto.

     C. Notwithstanding the foregoing, no increase in the Revolving Loan Commitments (or in the Revolving Loan Commitment of any Lender) or addition of a new Lender shall become effective under this subsection 2.9 unless, (i) on the date of such increase, the conditions set forth in subsection 4.2B shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of Company, and
(ii) the Administrative Agent shall have received documents consistent with those delivered on the Restatement Effective Date under subsections 4.1A(iii) and 4.1B(iii). Any increase in the Revolving Loan Commitments contemplated by this subsection 2.9 shall not require the approval or consent of any Lender other than any Lender whose Revolving Loan Commitment will be increased hereby.

                                  SECTION 3.
                               LETTERS OF CREDIT

3.1  Issuance of Letters of Credit and Lenders' Purchase of Participations
     ---------------------------------------------------------------------
     Therein.
     -------

     A. Letters of Credit. In addition to Company requesting that Lenders make Revolving Loans pursuant to subsection 2.1A(v) and that the Swing Line Lender make Swing Line Loans pursuant to subsection 2.1A(vi), Company may request, in accordance with the provisions of this subsection 3.1, from time to time during the period from the Closing Date to but excluding the date which is five (5) Business Days before the Revolving Loan Commitment Termination Date, that the Issuing Bank issue Letters of Credit for the account of ChipPAC or any of its Subsidiaries to the extent and for the purposes specified in the definitions of Commercial Letters of Credit and Standby Letters of Credit. Subject to and upon the terms and conditions of this Agreement and in reliance upon the representations and warranties of Loan Parties herein set forth, the Issuing Bank agrees to issue such Letters of Credit in accordance with the provisions of this subsection 3.1; provided that Company shall not request that the Issuing
                     --------
Bank issue (and the Issuing Bank shall not issue):

          (i) any Letter of Credit if, after giving effect to such issuance, the Total Utilization of Revolving Loan Commitments would exceed the Revolving Loan Commitments then in effect;

          (ii) any Letter of Credit if, after giving effect to such issuance, the Letter of Credit Usage would exceed the Letter of Credit Subfacility Commitment;

          (iii) any Standby Letter of Credit having an expiration date later than the earlier of (a) five (5) Business Days prior to the Revolving Loan Commitment Termination Date and (b) the date which is one year from the date of issuance of such Standby Letter of Credit; provided that the
                                                        --------
     immediately preceding clause (b) shall not prevent the Issuing Bank from agreeing that a Standby Letter of Credit will automatically be extended for one or more successive periods absent a Default or Event of Default, subject to the immediately preceding clause (a), not to exceed one year each unless the Issuing Bank elects not to extend for any such additional period; provided, further, that, unless the Requisite Lenders otherwise
             --------  -------
     consent, the Issuing Bank shall give notice that it will not extend such Standby Letter of Credit if it has knowledge that a Default or Event of Default has occurred and is continuing (and has not been waived in accordance with subsection 10.6) on the last day on which such Issuing Bank may give notice to the beneficiary that it will not extend such Standby Letter of Credit; or

          (iv) any Commercial Letter of Credit (a) having an expiration date later than the earlier of (x) thirty (30) days prior to the Revolving Loan Commitment Termination Date and (y) the date which is one hundred eighty
     (180) days from the date of issuance of such Commercial Letter of Credit or
     (b) that is otherwise unacceptable to the Issuing Bank in its reasonable discretion.

     B.  Mechanics of Issuance.

          (i) Notice of Issuance.  Whenever Company desires the issuance of a
              ------------------
     Letter of Credit, it shall deliver to the Issuing Bank, at the Letter of Credit Issuing Office, and the Administrative Agent, at the Funding and Payment Office, a Notice of Issuance of Letter of Credit no later than 12:00 Noon (New York time) at least three (3) Business Days (in the case of Standby Letters of Credit) and five (5) Business Days (in the case of Commercial Letters of Credit), or such shorter period as may be agreed to by the Issuing Bank in any particular instance, in advance of the proposed date of issuance. The Notice of Issuance of Letter of Credit shall specify
     (a) the proposed date of issuance (which shall be a Business Day), (b) the face amount of or maximum aggregate liability under, as applicable, the Letter of Credit, (c) the expiration date of the Letter of Credit, (d) the name and address of the account party and beneficiary, and (e) either the verbatim text of the proposed Letter of Credit or the proposed terms and conditions thereof, including a precise description of any documents and the verbatim text of any certificates to be presented by the beneficiary which, if presented by the beneficiary prior to the expiration date of the Letter of Credit, would require the Issuing Bank to make payment thereunder; and provided that the Issuing Bank, in its reasonable
                     --------
     discretion, may require changes in the text of the proposed Letter of Credit or any such documents or certificates; provided further that no
                                                   -------- -------
     Letter of Credit shall require payment against a conforming draft or other request for payment to be made thereunder on the same business day (under the laws of the jurisdiction in which the office of the Issuing Bank to which such draft or other request for payment is required to be presented is located) that such draft or other request for payment is presented if such presentation is made after 10:00 A.M. (in the time zone of such office of the Issuing Bank) on such Business Day.

          Company shall notify the Issuing Bank (and the Administrative Agent, if not such Issuing Bank) prior to the issuance of any Letter of Credit in the event that any of the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit is no longer true and correct as of the proposed date of issuance of such Letter of Credit, and upon the issuance of any Letter of Credit, Company shall be deemed to have re-certified, as of the date of such issuance, as to the matters to which Company is required to certify in the applicable Notice of Issuance of Letter of Credit.

          (ii)   Issuance of Letter of Credit.  Upon satisfaction or waiver (in
                 -----------------------------
     accordance with subsection 10.6) of the conditions set forth in subsection 4.3, the Issuing Bank shall issue the requested Letter of Credit in accordance with the Issuing Bank's standard procedures, and upon its issuance of such Letter of Credit the Issuing Bank shall promptly notify the Administrative Agent and each Lender of such issuance, which notice shall be accompanied by a copy of such Letter of Credit.

          (iii)  Reports to Lenders.  Within thirty (30) days after the end of
                 ------------------
     each calendar quarter ending after the Closing Date, so long as any Letter of Credit shall have been outstanding during such calendar quarter, the Issuing Bank shall deliver to the Administrative Agent and the Administrative Agent shall deliver to each Lender a report setting forth for such calendar quarter the daily maximum amount available to be drawn under the Letters of Credit that were outstanding during such calendar quarter.

     C. Lenders' Purchase of Participations in Letters of Credit. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby agrees to, have irrevocably purchased from the Issuing Bank a participation in such Letter of Credit and any drawings honored or payments made thereunder in an amount equal to such Lender's Pro Rata Share (with respect to the Revolving Loan Commitments) of the maximum amount which is or at any time may become available to be drawn or required to be paid thereunder.

3.2  Letter of Credit Fees.
     ---------------------

     Company agrees to pay the following amounts to the Issuing Bank with respect to Letters of Credit issued by it for the account of Company:

          (i) with respect to each Letter of Credit, (a) a fronting fee equal to 0.250% per annum of the daily maximum amount available to be drawn under such Letter of Credit and (b) a Letter of Credit fee equal to the product of (x) the then Applicable Eurodollar Rate Margin with respect to Revolving Loans and (y) the daily maximum amount available to be drawn under such Letter of Credit, in each case payable in arrears on and to the last Business Day in each of March, June, September and December of each year, commencing September 1999, and on the Revolving Loan Commitment Termination Date and computed on the basis of a 360-day year for the actual number of days elapsed; and

          (ii) with respect to the issuance, amendment or transfer of each Letter of Credit (without duplication of the fees payable under clause (i) above), documentary and processing charges in accordance with such Issuing Bank's standard schedule for such charges in effect at the time of such issuance, amendment or transfer, as the case may be.

Promptly upon receipt by such Issuing Bank of any amount described in clause
(i)(b) of this subsection 3.2, such Issuing Bank shall distribute to each other Lender having Revolving Loan Exposure its Pro Rata Share of such amount.

3.3  Drawings and Payments and Reimbursement of Amounts Drawn or Paid Under
     ----------------------------------------------------------------------
     Letters of Credit.
     -----------------

     A. Responsibility of Issuing Bank With Respect to Requests for Drawings and Payments. In determining whether to honor any drawing or request for payment under any Letter of Credit by the beneficiary thereof, the Issuing Bank shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and to use reasonable care so that they comply on their face with the requirements of such Letter of Credit.

     B. Reimbursement by Company of Amounts Drawn or Paid Under Letters of Credit. In the event an Issuing Bank has determined to honor a drawing or request for payment under a Letter of Credit issued by it, the Issuing Bank shall immediately notify Company and the Administrative Agent, and Company shall reimburse such Issuing Bank on or before the Business Day immediately following the date on which such drawing is honored or such payment is made (the applicable "Reimbursement Date") in an amount in same day funds equal to the
            ------------------
amount of such honored drawing; provided that, anything contained in this
                                --------
Agreement to the contrary notwithstanding, (i) unless Company shall have notified the Administrative Agent and the Issuing Bank prior to 12:00 Noon (New York time) on the date immediately following the date of such honored drawing or request for payment that Company intends to reimburse such Issuing Bank for the amount of such honored drawing or payment with funds other than the proceeds of Revolving Loans, Company shall be deemed to have given a timely Notice of Borrowing to the Administrative Agent requesting the Lenders to make Revolving Loans which are Base Rate Loans on the applicable Reimbursement Date in an amount equal to the amount of such honored drawing or payment and (ii) subject to satisfaction or waiver of the conditions specified in subsection 4.2B, the Lenders shall, on the applicable Reimbursement Date, make Revolving Loans in the amount of such honored drawing or payment, the proceeds of which shall be applied directly by the Administrative Agent to reimburse the Issuing Bank for the amount of such honored drawing or payment; provided further that if for any
                                           -------- -------
reason proceeds of Revolving Loans are not received by the Issuing Bank on the applicable Reimbursement Date in an amount equal to the amount of such honored drawing or payment, Company shall reimburse the Issuing Bank, on demand, in an amount in same day funds equal to the excess of the amount of such honored drawing or payment over the aggregate amount of such Revolving Loans, if any, which are so received. Nothing in this subsection 3.3B shall be deemed to relieve any Lender from its obligation to make Revolving Loans on the terms and conditions set forth in this Agreement, and Company shall retain any and all rights it may have against any Lender resulting from the failure of such Lender to make such Revolving Loans under this subsection 3.3B.

     C. Payment by Lenders of Unreimbursed Drawings or Payments Under Letters of Credit.

          (i) Payment by Lenders.  In the event that Company shall fail for any
              ------------------
     reason to reimburse any Issuing Bank as provided in subsection 3.3B in an amount equal to the amount of any honored drawing or payment made by such Issuing Bank under a Letter of Credit issued by it, such Issuing Bank shall promptly notify each other Lender of the unreimbursed amount of such honored drawing or payment and of such other Lender's respective participation therein based on such Lender's Pro Rata Share of the Revolving Loan Commitments. Each Lender shall make available to such Issuing Bank an amount equal to its respective participation, in same day funds, at the office of such Issuing Bank specified in such notice, not later than 2:00 P.M. (New York time) on the first business day (under the laws of the jurisdiction in which such office of such Issuing Bank is located) after the date notified by such Issuing Bank. In the event that any Lender fails to make available to such Issuing Bank on such business day the amount of such Lender's participation in such Letter of Credit as provided in this subsection 3.3C, such Issuing Bank shall be entitled to recover such amount on demand from such Lender together with interest thereon at the rate customarily used by such Issuing Bank for the correction of errors among banks for three Business Days and thereafter at the Base Rate. Nothing in this subsection 3.3C shall be deemed to prejudice the right of any Lender to recover from any Issuing Bank any amounts made available by such Lender to such Issuing Bank pursuant to this subsection 3.3C in the event that it is determined by the final judgment of a court of competent jurisdiction that the payment with respect to a Letter of Credit by such Issuing Bank in respect of which payment was made by such Lender constituted gross negligence or willful misconduct on the part of such Issuing Bank.

          (ii) Distribution to Lenders of Reimbursements Received From Company.
               ---------------------------------------------------------------
     In the event any Issuing Bank shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of any honored drawing or payment made by such Issuing Bank under a Letter of Credit issued by it, such Issuing Bank shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such honored drawing or payment such other Lender's Pro Rata Share of all payments subsequently received by such Issuing Bank from Company in reimbursement of such honored drawing or payment when such payments are received. Any such distribution shall be made to a Lender at its primary address set forth below its name on the appropriate signature page hereof or at such other address as such Lender may request.

     D.   Interest on Amounts Drawn or Paid Under Letters of Credit.

          (i) Payment of Interest by Company.  Company agrees to pay to each
              ------------------------------
     Issuing Bank, with respect to drawings or payments made under any Letters of Credit issued by it, interest on the amount paid by such Issuing Bank in respect of each such drawing or payment from the date such drawing is honored or payment is made to but excluding the date such amount is reimbursed by Company (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B) at a rate equal to (a) for the period from the date such drawing is honored or payment is made to but excluding the applicable Reimbursement Date, the Base Rate plus the
                                                                ----
     Applicable Base Rate Margin with respect to Revolving Loans, and (b) thereafter, a rate which is 2% per annum in excess of the rate of interest described in the foregoing clause (a). Interest payable pursuant to this subsection 3.3D(i) shall be computed on the basis of a 360-day year for the actual number of days elapsed in the period during which it accrues and shall be payable on demand or, if no demand is made, on the date on which the related drawing or payment under a Letter of Credit is reimbursed in full.

          (ii) Distribution of Interest Payments by Issuing Bank.  Promptly upon
               -------------------------------------------------
     receipt by any Issuing Bank of any payment of interest pursuant to subsection 3.3D(i), (a) such Issuing Bank shall distribute to each other Lender, out of the interest received by such Issuing Bank in respect of the period from the date of the applicable honored drawing or payment under a Letter of Credit issued by such Issuing Bank to but excluding the date on which such Issuing Bank is reimbursed for the amount of such drawing or payment (including any such reimbursement out of the proceeds of Revolving Loans pursuant to subsection 3.3B), the amount that such other Lender would have been entitled to receive in respect of the Letter of Credit fee that would have been payable in respect of such Letter of Credit for such period pursuant to subsection 3.2 if no drawing had been honored or payment had been made under such Letter of Credit, and (b) in the event such Issuing Bank shall have been reimbursed by other Lenders pursuant to subsection 3.3C(i) for all or any portion of such drawing or payment, such Issuing Bank shall distribute to each other Lender which has paid all amounts payable by it under subsection 3.3C(i) with respect to such drawing or payment such other Lender's Pro Rata Share of any interest received by such Issuing Bank in respect of that portion of such drawing or payment so reimbursed by other Lenders for the period from the date on which such Issuing Bank was so reimbursed by other Lenders to and including the date on which such portion of such drawing or payment is reimbursed by Company. Any such distribution shall be made to a Lender at its Lending Office set forth in Schedule 2.1 or at such other
                                               ------------
     address as such Lender may request.

3.4  Obligations Absolute.
     --------------------

     The obligation of Company to reimburse each Issuing Bank for drawings honored or payments made under the Letters of Credit issued by it and to repay any Revolving Loans made by the Lenders pursuant to subsection 3.3B and the obligations of the Lenders under subsection 3.3C(i) shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances including, without limitation, the following circumstances:

          (i)    any lack of validity or enforceability of any Letter of Credit;

          (ii) the existence of any claim, setoff, defense or other right which Company or any Lender may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), any Issuing Bank or other Lender or any other Person or, in the case of a Lender, against Company whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between ChipPAC or one of its Subsidiaries and the beneficiary for which any Letter of Credit was procured);

          (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (iv) payment by the applicable Issuing Bank under any Letter of Credit against presentation of a demand, draft or certificate or other document which appears to substantially comply with the terms of such Letter of Credit;

          (v) any adverse change in the business, operations, properties, assets, condition (financial or otherwise) or prospects of ChipPAC or any of its Subsidiaries;

          (vi) any breach of this Agreement or any other Loan Document by any party thereto;

          (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing; or

          (viii) the fact that Default or Event of Default shall have occurred and be continuing;

provided, in each case, that payment by the applicable Issuing Bank under the
--------
applicable Letter of Credit shall not have constituted bad faith, gross negligence or willful misconduct of such Issuing Bank under the circumstances in question.

3.5  Indemnification; Nature of Issuing Bank's Duties.
     ------------------------------------------------

     A. Indemnification. In addition to amounts payable as provided in subsection 3.6, Company hereby agrees to protect, indemnify, pay and save harmless each Issuing Bank from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which such Issuing Bank may incur or be subject to as a consequence, direct or indirect, of (i) the issuance of any Letter of Credit by such Issuing Bank, other than as a result of (a) the bad faith, gross negligence or willful misconduct of such Issuing Bank or (b) subject to the following clause (ii), the wrongful dishonor by such Issuing Bank of a proper demand for payment made under any Letter of Credit issued by it or (ii) the failure of such Issuing Bank to honor a drawing or other request for payment under any such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").
                            -----------------

     B. Nature of Issuing Bank's Duties. As between Company and any Issuing Bank, Company assumes all risks of the acts and omissions of, or misuse of the Letters of Credit issued by such Issuing Bank by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, such Issuing Bank shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any such Letter of Credit to comply fully with any conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing or payment under such Letter of Credit; or (viii) any consequences arising from causes beyond the control of such Issuing Bank, including without limitation any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of such Issuing Bank's rights or powers hereunder.

     In furtherance and extension and not in limitation of the specific provisions set forth in the first paragraph of this subsection 3.5B, any action taken or omitted by any Issuing Bank under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put such Issuing Bank under any resulting liability to Company.

     Notwithstanding anything to the contrary contained in this subsection 3.5, Company shall retain any and all rights it may have against any Issuing Bank for any liability arising out of the bad faith, gross negligence or willful misconduct of such Issuing Bank.

*_*3.6  Increased Costs and Taxes Relating to Letters of Credit.
        -------------------------------------------------------

     Subject to the provisions of subsection 2.7B (which shall be controlling with respect to matters covered thereby), in the event that any Issuing Bank or any Lender shall determine (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any law, treaty or governmental rule, regulation or order, or any change therein or in the interpretation, administration or application thereof (including the introduction of any new law, treaty or governmental rule, regulation or order), or any determination of a court or governmental authority, in each case that becomes effective after the Closing Date, or compliance by any Issuing Bank or Lender with any guideline, request or directive issued or made after the Closing Date by any central bank or other governmental or quasi-governmental authority (whether or not having the force of law):

          (i) subjects to any additional Tax such Issuing Bank or any Lender (or its applicable lending or letter of credit office) (other than a change with respect to any Tax on the overall net income of such Issuing Bank or Lender) with respect to the issuing or maintaining of any Letters of Credit or the purchasing or maintaining of any participations therein or any other obligations under this Section 3, whether directly or by such being imposed on or suffered by any particular Issuing Bank;

          (ii) imposes, modifies or holds applicable any reserve (including without limitation any marginal, emergency, supplemental, special or other reserve), special deposit, compulsory loan, FDIC insurance or similar requirement in respect of any Letters of Credit issued by any Issuing Bank or participations therein purchased by any Lender; or

          (iii) imposes any other condition (other than with respect to a Tax matter) on or affecting such Issuing Bank or Lender (or its applicable lending or letter of credit office) regarding this Section 3 or any Letter of Credit or any participation therein;

and the result of any of the foregoing is to increase the cost to such Issuing Bank or Lender of agreeing to issue, issuing or maintaining any Letter of Credit or agreeing to purchase, purchasing or maintaining any participation therein or to reduce any amount received or receivable by such Issuing Bank or Lender (or its applicable lending or letter of credit office) with respect thereto; then, in any case, Company shall promptly pay to such Issuing Bank or Lender, upon receipt of the statement referred to in the next sentence, such additional amount or amounts (reasonably determined by such Issuing Bank or Lender) as may be necessary to compensate such Issuing Bank or Lender for any such increased cost or reduction in amounts received or receivable hereunder. Such Issuing Bank or Lender shall deliver to Company a written statement, setting forth in reasonable detail the basis for calculating the additional amounts owed to such Issuing Bank or Lender under this subsection 3.6, which statement shall be conclusive and binding upon all parties hereto absent manifest error.


                                  SECTION 4.
                   CONDITIONS TO LOANS AND LETTERS OF CREDIT

     The amendment and restatement of the Original Credit Agreement effected hereby and the obligations of the Lenders to make Term C Loans hereunder are subject to the satisfaction (or waiver) of the following conditions.

4.1  Conditions to Term C Loans to be Made on the Restatement Effective Date.
     -----------------------------------------------------------------------

     The obligations of the Lenders to make the Loans to be made on the Restatement Effective Date are, in addition to the conditions precedent specified in subsection 4.2, subject to prior or concurrent satisfaction (or waiver) of the following conditions:

     A. Company Documents. On or before the Restatement Effective Date, each of ChipPAC and Company shall deliver to the Administrative Agent the following, each, unless otherwise noted, dated the Restatement Effective Date:

          (i) Certified copies of its Organizational Certificate, together with a good standing certificate from the Secretary of State of the State of California or the appropriate Governmental Authority of the British Virgin Islands, as applicable, and each other jurisdiction in which it is qualified as a foreign corporation to do business (except any such jurisdiction in which failure to be qualified could not reasonably be expected to have a Material Adverse Effect), each dated a recent date prior to the Restatement Effective Date;

          (ii) Copies of its Organizational Documents, certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary;

          (iii) Resolutions of its Board of Directors approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents and the Purchase Transactions Documents to which it is a party, certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          (iv) Incumbency certificates of its officers executing this Agreement and the other Loan Documents to which it is a party as of the Restatement Effective Date;

          (v) Executed originals of this Agreement and all other Loan Documents to be executed on the Restatement Effective Date to which it is a party;

          (vi) Certified copies of each of the Purchase Transactions Documents to which it is a party; and

          (vii) Such other documents as the Administrative Agent may reasonably request.

     B. Subsidiary Documents. On or before the Restatement Effective Date, ChipPAC shall deliver or cause to be delivered to the Administrative Agent for the Lenders the following for each of its Subsidiaries other than Company, including the Malaysian Subsidiary (which may be waived by the Agents for any Subsidiaries of ChipPAC with respect to the items described in clause (i) below), each, unless otherwise noted, dated the Restatement Effective Date:

          (i) Certified copies of the Organizational Certificate, together with a good standing certificate (to the extent such a certificate is applicable and available in the relevant jurisdiction) from the applicable Governmental Authority of its jurisdiction of incorporation, organization or formation and each other jurisdiction in which it is qualified as a foreign corporation or other entity to do business (except any such state in which failure to be qualified could not reasonably be expected to have a Material Adverse Effect), each dated a recent date prior to the Restatement Effective Date;

          (ii) Copies of the Organizational Documents of such Subsidiary, certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary;

          (iii) Copies of the Organizational Authorizations of such Subsidiary approving and authorizing the execution, delivery and performance of all the Loan Documents to be executed on the Restatement Effective Date and the Purchase Transactions Documents to which such Subsidiary is party, certified as of the Restatement Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

          (iv) Incumbency certificates of its officers executing the Loan Documents to which such Subsidiary will become a party on the Restatement Closing Date;

          (v) Executed originals of all the Loan Documents to be executed on the Restatement Effective Date to which such Subsidiary is party; and

          (vi) Such other documents as the Administrative Agent may reasonably request.

     C.   Consummation of the Purchase Transactions.

          (i) (a) Each of the material terms and conditions of the Purchase Transactions Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and each such Purchase Transactions Document shall be in full force and effect and (b) all conditions to the Purchase Transactions set forth in the Purchase Transactions Documents shall have been satisfied or the fulfillment of any such conditions shall have been waived with the reasonable consent of the Requisite Lenders (such consent not to be unreasonably withheld); and

          (ii) on or before the Restatement Effective Date, the Purchase Transactions shall have been consummated in accordance with the Purchase Transactions Documents and the Administrative Agent shall have received evidence reasonably satisfactory to it of the foregoing.

     D. Loan Documents. Each of the Loan Documents shall have been duly executed by the parties thereto, shall have been delivered to the Administrative Agent and shall be in full force and effect.

     E. Necessary Consents. ChipPAC shall have obtained all consents of Governmental Authorities and other Persons necessary in connection with the Purchase Transactions and in connection with the incurrence or increase in the Obligations of any Loan Party hereunder, and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Administrative Agent (other than any such consents, the failure to obtain which, either individually or in the aggregate, is not reasonably likely to have a Material Adverse Effect). All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Purchase Transactions or the financing thereof and no action, request for stay, petition for review or rehearing, reconsideration or appeal shall be pending and any time for agency action to set aside its consent on its own motion has expired.

     F. Indebtedness. After giving effect to the Recapitalization Transactions and the other transactions contemplated hereby, on the Restatement Effective Date, neither ChipPAC nor any of its Subsidiaries shall have outstanding any Indebtedness or preferred stock other than (i) the Loans and extensions of credit hereunder, (ii) the Subordinated Debt, (iii) the Preferred Stock, (iv) the Intercompany Notes, (v) the Local Lines of Credit, (vi) the Asian Letters of Credit, (vii) the Seller Preferred Stock and (viii) Indebtedness listed in
Schedule 7.1.
------------

     G. Perfection of Security Interests. Except with respect to such actions set forth on Schedule 4.1G, which shall be taken as promptly as practicable
             -------------
following the Restatement Effective Date, ChipPAC shall have taken or caused to be taken such actions in such a manner so that the Collateral Agent upon filing and recording has a valid and perfected First Priority security interest in the entire personal property (both tangible and intangible) constituting Collateral. Such actions shall include, without limitation: (i) the delivery pursuant to the applicable Collateral Documents of (a) such certificates or other instruments (each of which shall be registered in the name of the Collateral Agent or properly endorsed in blank for transfer or accompanied by irrevocable undated stock or equivalent powers duly endorsed in blank, all in form and substance reasonably satisfactory to the Collateral Agent) representing all of the shares or other interests of Capital Stock required to be pledged pursuant to the Collateral Documents and (b) all promissory notes or other instruments (duly endorsed, where appropriate, in a manner reasonably satisfactory to the Collateral Agent) evidencing any Collateral; (ii) the delivery to the Collateral Agent of the results of a recent search, by a Person reasonably satisfactory to the Collateral Agent, of all effective UCC financing statements and fixture filings and all judgment and tax lien filings which may have been made with respect to any personal or mixed property of any Loan Party, together with copies of all such filings disclosed by such search; (iii) the delivery to the Collateral Agent of Uniform Commercial Code financing statements executed by the applicable Loan Parties as to all such Collateral granted by such Loan Parties for all jurisdictions as may be reasonably necessary to perfect the Administrative Agent's security interest in such Collateral; (iv) the delivery to the Collateral Agent of evidence reasonably satisfactory to the Collateral Agent that all other filings (including, without limitation, Uniform Commercial Code termination statements and releases), recordings and other actions the Collateral Agent deems reasonably necessary to establish, preserve and perfect the First Priority Liens granted to the Collateral Agent in personal (both tangible and intangible) and mixed property shall have been made; and (v) such other filings, registrations, recordings and other actions the Collateral Agent deems reasonably necessary to establish, preserve and perfect the First Priority Liens granted to the Collateral Agent in any Collateral, which by the nature, location or pledgor thereof, should be made or taken in or with respect to any foreign jurisdiction.

     H. Opinions of Loan Parties' Counsel. The Agent and its counsel shall have received originally executed copies for each Agent and Lenders of one or more favorable written opinions of (i) Kirkland & Ellis, special New York counsel for the Loan Parties, (ii) Kim, Shin & Yu, special Korean counsel to the Loan Parties, (iii) Harney Westwood & Riegels, special British Virgin Islands counsel to the Loan Parties, (iv) Azim, Tunku, Farik & Wong, special Malaysian counsel to the Loan Parties and (v) such other opinions of counsel as the Administrative Agent shall reasonably request, setting forth substantially the opinions designated in Exhibit VIII annexed hereto and otherwise in form and
                       ------------
substance reasonably satisfactory to the Administrative Agent.

     I. Opinions of Counsel in the Purchase Transactions. The Administrative Agent and its counsel shall have received copies of each legal opinion, if any, delivered by any counsel for any Loan Party pursuant to the Purchase Transactions Documents, together with a letter from counsel rendering each such opinion authorizing the Agents and the Lenders to rely upon the applicable opinion to the same extent as though it were addressed to the Agents and the Lenders.

     J.  Fees and Expenses.

          (i) Company shall have paid to the Administrative Agent, for distribution (as appropriate) to the Agents and the Lenders, the fees payable on the Restatement Effective Date referred to in subsection 2.3 and all reasonable expenses owing to any such Person by Company as of the Restatement Effective Date for which invoices have been presented prior to the Restatement Effective Date.

          (ii) The Company shall have paid to the Administrative Agent, for distribution to each Lender that executes and delivers to the Administrative Agent or its counsel a signature page to this amendment and restatement on or prior to June 30, 2000, an amendment fee equal to 0.125% of the sum of (a) the aggregate Revolving Loan Commitment of such Lender (whether used or unused), (b) the unused Term Delayed Draw Loan Commitment of such Lender and (c) the aggregate principal amount of the outstanding Term Loans of such Lender as in effect immediately prior to the Restatement Effective Date.

     K. Evidence of Insurance. The Administrative Agent shall have received satisfactory certificates of insurance with respect to those insurance policies required pursuant to subsection 6.4 to be maintained by or on behalf of the Malaysian Subsidiary, and the Administrative Agent shall be reasonably satisfied with the nature and scope of these insurance policies.

     L. No Material Adverse Effect. Since December 31, 1999, no Material Adverse Effect shall have occurred.

     M.  Corporate and Capital Structure, Ownership, Management, Etc.

          (i) Corporate Structure.  The corporate organizational structure of
              -------------------
     ChipPAC and its Subsidiaries, both before and after giving effect to the Purchase Transactions, shall be as set forth in Schedule 4.1M annexed
                                                     -------------
     hereto.

         (ii) Capital Structure and Ownership.  The capital structure and
              -------------------------------
     ownership of ChipPAC after giving effect to the Purchase Transactions, shall be as set forth in Schedule 4.1M annexed hereto.
                              -------------

     N. Representations and Warranties. Each of ChipPAC and Company shall have delivered to the Administrative Agent (with a sufficient number of originally executed counterparts for the Lenders) an Officer's Certificate, in form and substance reasonably satisfactory to the Administrative Agent, to the effect that (i) the representations and warranties in Section 5 hereof are true and correct in all material respects on and as of the Restatement Effective Date, and both before and after giving effect to the Purchase Transactions, to the same extent as though made on and as of that date and (ii) no Default or Event of Default has occurred and is continuing.

     O. Completion of Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents, instruments and legal opinions as the Administrative Agent may reasonably request.

4.2  Conditions to All Loans.
     -----------------------

     The obligations of the Lenders to make Loans on each Funding Date are subject to the following further conditions precedent:

     A. The Administrative Agent shall have received before that Funding Date, in accordance with the provisions of subsection 2.1B, an originally executed Notice of Borrowing, in each case signed by a Responsible Officer on behalf of Company and delivered to the Administrative Agent.

     B.  As of that Funding Date:

         (i) The representations and warranties contained herein and in the other Loan Documents shall be true and correct in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date;

         (ii) No event shall have occurred and be continuing or would result from the consummation of the borrowing contemplated by such Notice of Borrowing that would constitute a Default or Event of Default;

          (iii) No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain any Lender from making the Loans to be made by it, on that Funding Date;

          (iv) The making of the Loans requested on such Funding Date shall not violate any law including, without limitation, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System; and

          (v) After giving effect to the Loans contemplated to be made on such Funding Date, the incurrence of Indebtedness, as defined in the Subordinated Debt Documents, will not result in a breach, violation or default under the Subordinated Debt Documents.

4.3  Conditions to Letters of Credit.
     -------------------------------

     The issuance of any Letter of Credit hereunder (whether or not the applicable Issuing Bank is obligated to issue such Letter of Credit) is subject to the following additional conditions precedent:

     A. On or before the date of issuance of such Letter of Credit, the Issuing Bank and the Administrative Agent shall have received, in accordance with the provisions of subsection 3.1B(i), an originally executed Notice of Issuance of Letter of Credit, signed by a Responsible Officer of Company on behalf of Company and delivered to the Administrative Agent, together with all other information specified in subsection 3.1B(i) and such other documents or information as the applicable Issuing Bank may reasonably require in connection with the issuance of such Letter of Credit.

     B. On the date of issuance of such Letter of Credit, all conditions precedent described in subsection 4.2B shall be satisfied to the same extent as if the issuance of such Letter of Credit were the making of a Loan and the date of issuance of such Letter of Credit were a Funding Date.

                                  SECTION 5.
                        REPRESENTATIONS AND WARRANTIES

     In order to induce the Lenders to enter into this Agreement and to make the Loans, to induce the Issuing Bank to issue Letters of Credit and to induce the other Lenders to purchase participations therein, each of ChipPAC and Company represents and warrants to each Lender and the Issuing Bank, on the date of this Agreement, on the Restatement Effective Date, on each Funding Date, and on the date of issuance of each Letter of Credit, that the following statements are true and correct.

5.1  Organization, Powers, Qualification, Good Standing, Business and
     ----------------------------------------------------------------
Subsidiaries.
------------

     A. Organization and Powers. Each Loan Party which is a corporation is organized, existing and in good standing (to the extent such concept is relevant in the jurisdiction of organization of such Loan Party) under the laws of its respective jurisdiction of organization. Each Subsidiary Guarantor which is a partnership or limited liability company is a duly organized and validly existing limited partnership or limited liability company under the laws of its jurisdiction of formation and is in good standing in such jurisdiction.
ChipPAC, Company and each Subsidiary has all requisite corporate, partnership or limited liability company (as applicable) power and authority to own and operate their respective properties, to carry on their respective business as now conducted and as proposed to be conducted, to enter into or to remain a party to, as applicable, the Loan Documents, to carry out the transactions contemplated thereby and, in the case of Company, to borrow hereunder.

     B. Qualification and Good Standing. ChipPAC, Company and each Loan Party is qualified or authorized to do business and in good standing (to the extent such concept is relevant in such jurisdiction) in every jurisdiction where their respective assets are located and wherever necessary to carry out their respective businesses and operations, except in jurisdictions where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have a Material Adverse Effect.

     C. Conduct of Business. ChipPAC and its Subsidiaries are engaged only in the businesses permitted to be engaged in pursuant to subsection 7.13.

     D. ChipPAC and Subsidiaries. All of the Subsidiaries of ChipPAC as of the Restatement Effective Date (after giving effect to the Purchase Transactions) are identified in Schedule 5.1 annexed hereto, as it may be supplemented from
                  ------------
time to time in accordance with the provisions of subsection 6.9. The Capital Stock or other equity interests of ChipPAC and each of the Subsidiaries identified in Schedule 5.1 annexed hereto is duly authorized, validly issued,
              ------------
fully paid and nonassessable (except in the case
of any limited liability company or partnership interests) and none of such Capital Stock or other equity interests constitutes Margin Stock. Schedule 5.1
                                                                  ------------
annexed hereto correctly sets forth the direct or indirect ownership interest of ChipPAC in each of its Subsidiaries identified therein.

5.2  Authorization of Borrowing, etc.
     --------------------------------

     A. Authorization of Borrowing. The execution, delivery and performance of the Loan Documents have been duly authorized by all necessary corporate and/or partnership (as applicable) action on the part of each of the Loan Parties party thereto.

     B. No Conflict. After giving effect to the consummation of the transactions contemplated hereby to occur on the Restatement Effective Date, the execution, delivery and performance by each of the applicable Loan Parties of the Loan Documents contemplated to be entered into or amended on the Restatement Effective Date, and the consummation of the transactions contemplated by such Loan Documents, do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Loan Party, the Organizational Certificate or any other Organizational Documents of any Loan Party or any order, judgment or decree of any court or other agency of government binding on any Loan Party, which violation would reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Loan Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Loan Party (other than any Liens created under any of the Loan Documents), or (iv) require any approval of shareholders, partners or members or any approval or consent of any Person under any Contractual Obligation of any Loan Party, except for such approvals or consents which will be obtained on or before the Restatement Effective Date, approvals or consents with respect to the Malaysian Security Agreements, the Malaysian Intercompany Notes or where failure to obtain or make the foregoing would not reasonably be expected to have a Material Adverse Effect.

     C. Governmental Consents. The execution, delivery and performance by the Loan Parties of the Loan Documents contemplated to be entered into on the Restatement Effective Date and the consummation of the transactions contemplated by such Loan Documents and the Purchase Transactions Documents do not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except to the extent obtained on or before the Restatement Effective Date (except for certain filings to be made with respect to the Malaysian Security Agreements and the Malaysian Intercompany Notes) or where the failure to obtain or make the foregoing would not reasonably be expected to have a Material Adverse Effect.

     D. Binding Obligation. Each of the Loan Documents has been duly executed and delivered by each of the Loan Parties party thereto and is the legally valid and binding obligation of each such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

     E. Valid Issuance of the Subordinated Debt. The Subordinated Debt is a legally valid and binding obligation of Company, enforceable against Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability. The Subordinated Debt will at all times either (a) have been registered or qualified under applicable federal and state securities laws or (b) be exempt therefrom.

5.3  Financial Condition; Projections.
     --------------------------------

     A. Financial Statements. ChipPAC has heretofore delivered to the Administrative Agent, the following financial statements and information:

         (i) pro forma consolidated balance sheet of ChipPAC and its Subsidiaries as at (a) March 31, 2000, together with the related pro forma consolidated statements of income for the twelve-month period then ended, and (b) the three-month period ended March 31, 2000, and the year ended December 31, 1999, in each case reflecting pro forma adjustments that give effect to the consummation of the Purchase Transactions; and

         (ii) (a) unaudited consolidated balance sheet of ChipPAC and its Subsidiaries as at March 31, 2000, together with the related consolidated statements of income for the three-month period then ended, and (b) audited consolidated balance sheets for ChipPAC and its Subsidiaries as at December 31, 1997, December 31, 1998 and December 31, 1999, together with the related audited consolidated statements of operations and cash flows for each Fiscal Year then ended.

All such statements in clause (ii) hereof were prepared in conformity with GAAP and fairly present, in all material respects, the financial position (on a consolidated basis) of the entities described in such financial statements as at the respective dates thereof and the results of operations and cash flows (on a consolidated basis) of the entities described therein for each of the periods then ended, subject, in the case of any such unaudited financial statements, to changes resulting from audit and normal year-end adjustments and the absence of footnote disclosure required in accordance with GAAP. On the Restatement Effective Date and after giving effect to the transactions contemplated by the Loan Documents and the Purchase Transactions Documents to occur on such date, neither ChipPAC nor any of its Subsidiaries has any Contingent Obligation, contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the financial statements referred to in the preceding clauses of this subsection (except for the one-time charges related to HEI's union change in control in Korea), or the notes thereto and which in any such case is material in relation to the business, results of operations or financial condition of ChipPAC and its Subsidiaries taken as a whole.

     B. Projections. On and as of the Restatement Effective Date, the projections of ChipPAC and its Subsidiaries for the period from the Restatement Effective Date through the seventh anniversary of the Restatement Effective Date previously delivered to the Lenders (the "Projections") are based on good faith
                                          -----------
estimates and assumptions made by the management of ChipPAC, and on the Restatement Effective Date are reasonable, it being recognized, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Projections may differ from the projected results and that the differences may be material.

5.4  No Material Adverse Change.
     --------------------------

     Since December 31, 1999, there shall not have occurred or become known to the Collateral Agent any event or events, adverse condition or change in or affecting ChipPAC that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.5  Title to Properties; Liens; Real Property; Intellectual Property.
     ----------------------------------------------------------------

     A. Title to Properties; Liens. After giving effect to the transactions contemplated by the Loan Documents and the Purchase Transactions Documents to occur on the Restatement Effective Date, ChipPAC and its Subsidiaries have good title to or a valid leasehold interest in or license in all of their respective material properties and assets reflected in the financial statements referred to in subsection 5.3 or in the most recent financial statements delivered pursuant to subsection 6.1, in each case subject to Permitted Encumbrances and Liens permitted under subsection 7.2, except for assets disposed of since the date of such financial statements or as otherwise permitted under subsection 7.7 and except for such defects that neither individually nor in the aggregate could reasonably be expected to have a Material Adverse Effect. Except as permitted by this Agreement, all such properties and assets are free and clear of Liens.

     B.  Real Property.  As of the Restatement Effective Date, Schedule 5.5B
                                                               -------------
annexed hereto contains a true, accurate and complete list of all fee interests and leasehold properties of any Loan Party. Except as specified in Schedule
                                                                    --------
5.5B annexed hereto, each lease or sublease, as applicable, for each such
----
Leasehold Property is in full force and effect and neither ChipPAC nor Company has knowledge of any material default by any party thereto that has occurred and is continuing thereunder (except where the consequences of any such default would not reasonably be expected to have a Material Adverse Effect), and each such agreement constitutes the legally valid and binding obligation of each applicable Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles.

     C. Intellectual Property. ChipPAC and its Subsidiaries own or have the valid right to use all trademarks and service marks, tradenames, patents, copyrights, trade secrets and technology used in or necessary to conduct ChipPAC's and its Subsidiaries' business (collectively, the "Intellectual
                                                             ------------
Property"), free and clear of any and all Liens other than Permitted
--------
Encumbrances except where the failure to so own or have the right to use could not reasonably be expected to have a Material Adverse Effect. All currently existing registrations of Intellectual Property owned by ChipPAC or any of its Subsidiaries are in full force and effect and, to the best of ChipPAC's and its Subsidiaries' knowledge, are valid and enforceable. The conduct of ChipPAC's and its Subsidiaries' business as currently conducted, including, but not limited to, all processes or services, provided, offered or sold by ChipPAC and its Subsidiaries, does not infringe upon, violate, misappropriate or dilute any intellectual property of any third party which infringement, violation, misappropriation or dilution could reasonably be expected to have a Material Adverse Effect. To the best of ChipPAC's and its Subsidiaries' knowledge, no third party is infringing upon the Intellectual Property in any material respect. Except as set forth in Schedule 5.5C, on the Restatement Effective
                                 -------------
Date, there is no pending or, to the best of ChipPAC's and its Subsidiaries' knowledge, threatened claim or litigation contesting ChipPAC's or any Subsidiary of ChipPAC's right to own or use any material Intellectual Property or the validity or enforceability thereof.

5.6  Litigation; Adverse Facts.
     -------------------------

     There is no action, suit, proceeding, arbitration or governmental investigation (whether or not purportedly on behalf of ChipPAC or any of its Subsidiaries) at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, pending or, to the knowledge of ChipPAC or any of its Subsidiaries (after due inquiry), threatened against or affecting ChipPAC or any of ChipPAC's Subsidiaries or any property of ChipPAC or any of ChipPAC's Subsidiaries that, individually or in the aggregate, could reasonably be expected to result in, a Material Adverse Effect. Neither ChipPAC nor any of ChipPAC's Subsidiaries is (i) in violation of any applicable law that has had, or could reasonably be expected to result in, a Material Adverse Effect or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that has had, or could reasonably be expected to result in, a Material Adverse Effect.

5.7  Payment of Taxes.
     ----------------

     Except to the extent permitted by subsection 6.3, all material tax returns and reports of ChipPAC and its Subsidiaries required to be filed by any of them have been timely filed and all material taxes, assessments, fees and other governmental charges upon ChipPAC and its Subsidiaries and upon their respective properties, assets, income, businesses and franchises which are due and payable have been paid when due and payable. Neither ChipPAC nor any of its Subsidiaries knows of any proposed material tax assessment against ChipPAC or any of its Subsidiaries other than those which are being actively contested by ChipPAC or such Subsidiary in good faith and by appropriate proceedings and for which reserves or other appropriate provisions, if any, as may be required in conformity with GAAP shall have been made or provided therefor.

5.8  Performance of Agreements.
     -------------------------

     Neither ChipPAC nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any of its Contractual Obligations, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a material default, except, in each case, individually or in the aggregate, where the consequences, direct or indirect, of such default or defaults, if any, would not have a Material Adverse Effect.

5.9  Governmental Regulation.
     -----------------------

     Neither ChipPAC nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act or the Investment Company Act of 1940 or under any other federal, state or local statute or regulation which may limit its ability to incur the Indebtedness to be incurred by it in connection with the Recapitalization Transactions or the Purchase Transactions or which may otherwise render all or any portion of the Obligations unenforceable.

5.10 Securities Activities.
     ---------------------

     Neither Company nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock.

5.11 Employee Benefit Plans.
     ----------------------

     A. Company and each of its ERISA Affiliates are in material compliance with all applicable provisions and requirements of ERISA with respect to each Employee Benefit Plan, and have performed in all material respects all their obligations under each Employee Benefit Plan, except to the extent that any non-compliance with ERISA or any such failure to perform would not have a Material Adverse Effect on Company or any of its ERISA Affiliates. ChipPAC and each of its Subsidiaries are in material compliance with all requirements of law with respect to each Foreign Pension Plan, and have performed in all material respects all their obligations under each Foreign Pension Plan, except to the extent that any noncompliance with any requirements of law applicable to such Foreign Pension Plans would not have a Material Adverse Effect on ChipPAC or any of its Subsidiaries.

     B. No ERISA Event or Foreign Benefit Event has occurred which has resulted or to the knowledge of ChipPAC or its Subsidiaries is reasonably expected to occur which has or would reasonably be expected to have a Material Adverse Effect.

     C. Except to the extent required under Section 4980B of the Internal Revenue Code and/or Section 601 of ERISA, neither ChipPAC nor any of its Subsidiaries maintains or contributes to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employees of ChipPAC or any of its Subsidiaries that would be reasonably expected to have a Material Adverse Effect.

5.12 Certain Fees.
     ------------

     Except as set forth in Schedule 5.12, no broker's or finder's fee or
                            -------------
commission will be payable with respect to this Agreement or any of the transactions contemplated hereby, and ChipPAC and Company hereby jointly and severally indemnify the Lenders against, and agree that they will hold the Lenders harmless from, any claim, demand or liability for any such broker's or finder's fees alleged to have been incurred in connection herewith or therewith and any expenses (including reasonable fees, expenses and disbursements of counsel) arising in connection with any such claim, demand or liability.

5.13 Environmental Matters.
     ---------------------

          (i) ChipPAC, each of its Subsidiaries (including without limitation, all operations and conditions at or in the Facilities presently owned and operated by ChipPAC or its Subsidiaries), and, to the knowledge of ChipPAC and its Subsidiaries, each of the tenants under any leases or occupancy agreements governing any portion of any Facilities presently owned or operated by ChipPAC or its Subsidiaries, are in compliance with all applicable Environmental Laws (which compliance includes, but is not limited to, the possession by ChipPAC, each of its Subsidiaries and each of such tenants of all permits and other Governmental Authorizations required under applicable Environmental Laws, and compliance with the terms and conditions thereof), except where failure to be in compliance would not reasonably be expected to have a Material Adverse Effect.

          (ii) There is no Environmental Claim pending or, to ChipPAC's and its Subsidiaries' knowledge, threatened against ChipPAC or any of its Subsidiaries or, to the best knowledge of ChipPAC and its Subsidiaries, against any Person whose liability for any Environmental Claim ChipPAC or any of its Subsidiaries has retained or assumed contractually or by operation of law in each such case which, individually or in the aggregate, would have a Material Adverse Effect.

          (iii) There are no past or present (or to the best knowledge of ChipPAC and its Subsidiaries, future) actions, activities, circumstances, conditions, events or incidents, including, without limitation, the Release or presence of any Hazardous Material at, from, under or onto any Facility or any other location, which could reasonably be expected to form the basis of any Environmental Claim against ChipPAC or any of its Subsidiaries, or to the best knowledge of ChipPAC and its Subsidiaries, against any Person whose liability for any Environmental Claim ChipPAC or any of its Subsidiaries has retained or assumed contractually or by operation of law in each such case which would have a Material Adverse Effect.

          (iv) Except as would not reasonably be expected to have a Material Adverse Effect, none of the Facilities contain any: underground storage tanks; asbestos; polychlorinated biphenyls ("PCBs"); underground injection
                                                  ----
     wells; radioactive materials; or septic tanks or waste disposal pits in which process wastewater or any Hazardous Materials have been discharged or disposed.

5.14 Employee Matters.
     ----------------

     There is no strike or work stoppage in existence or threatened involving ChipPAC or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

5.15 Solvency.
     --------

     ChipPAC and its Subsidiaries, taken as a whole, are, and, upon the incurrence of any Obligations by any Loan Party (including, without limitation, the making of the Loans, the delivery of the Guaranties and the Liens created by the Collateral Documents) on any date on which this representation is made, and after giving effect to the Recapitalization Transactions, the Purchase Transactions and the incurrence of Indebtedness in connection therewith, will be, Solvent.

5.16 Disclosure.
     ----------

     The representations and warranties of ChipPAC and its Subsidiaries contained in the Loan Documents and the information contained in the other documents, certificates and written statements furnished to any of the Agents or the Lenders (including, without limitation, the Information Memorandum, as supplemented by additional information provided to the Lenders prior to the Restatement Effective Date) by or on behalf of ChipPAC or any of its Subsidiaries for use in connection with the transactions contemplated by this Agreement or any other Loan Document, when taken together, do not contain any untrue statement of a material fact or omit to state a material fact (known to ChipPAC or the applicable Subsidiary, in the case of any document not furnished by it) necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. Any projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by ChipPAC to be reasonable at the time made, it being recognized by the Agents and the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results and that the differences may be material. There is no fact known to ChipPAC or any of its Subsidiaries (other than matters of a general economic nature) that has had, or could reasonably be expected to result in, a Material Adverse Effect and that has not been disclosed herein or in such other documents, certificates and statements furnished to the Lenders for use in connection with the transactions contemplated hereby.

5.17 Year 2000 Matters.
     -----------------

     ChipPAC reasonably believes that, as relating to ChipPAC and its Subsidiaries, taken as a whole, (x) a Material Adverse Effect has not occurred and will not occur as a result of any Year 2000 Problem, and (y) the aggregate costs and expenses incurred and reasonably expected to be incurred in connection with the assessment and correction of Year 2000 Problems, including, without limitation, a plan of correction ("Plan of Correction"), with respect to any
                                   ------------------
Year 2000 Problems, and the testing and monitoring of all Systems and the correction of Year 2000 Problems, has not had and could not reasonably be expected to have a Material Adverse Effect.

                                  SECTION 6.
                             AFFIRMATIVE COVENANTS

     Each of ChipPAC and Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than indemnification obligations not due and payable), and the cancellation or expiration of all Letters of Credit, unless the Requisite Lenders shall otherwise give prior written consent, ChipPAC and Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 6.

6.1  Financial Statements and Other Reports.
     --------------------------------------

     ChipPAC will maintain, and cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. ChipPAC will deliver to the Administrative Agent (and the Administrative Agent shall deliver to each Lender):

          (i)    Monthly Financials: as soon as available and in any event
                 ------------------
     within thirty (30) days after the end of each month, commencing July 31, 2000 (but not, in any case, for any month in which a Fiscal Quarter ends), the consolidated balance sheet of ChipPAC and its Subsidiaries as at the end of such month and the related consolidated statements of income, stockholders' equity and cash flows of ChipPAC for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, all in reasonable detail and certified by a principal financial officer of ChipPAC that they fairly present, in all material respects, the financial condition of ChipPAC and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes;

          (ii)   Quarterly Financials:  as soon as available and in any event
                 --------------------
     within forty-five (45) days after the end of each Fiscal Quarter commencing with the Fiscal Quarter ending June 30, 2000, (a) the consolidated balance sheets of ChipPAC and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income and consolidated statement of cash flows of ChipPAC and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such Fiscal Quarter, setting forth, in the case of statements of income only, in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year (except to the extent such comparative information is not available for the one-year period prior to the Closing Date) and the corresponding figures from the consolidated plan and financial forecast for the current Fiscal Year delivered pursuant to subsection 6.1(xiii), all prepared in accordance with the GAAP and in reasonable detail and certified by the chief executive officer or chief financial officer of ChipPAC that they fairly present, in all material respects, the financial condition of ChipPAC and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments and the absence of footnotes; and (b) a narrative report;

          (iii)  Year-End Financials:  as soon as available and in any event
                 -------------------
     within ninety (90) days after the end of each Fiscal Year, (a) the consolidated balance sheets of ChipPAC and its Subsidiaries as at the end of such Fiscal Year and the related consolidated statements of income and consolidated statement of cash flows of ChipPAC and its Subsidiaries for such Fiscal Year, setting forth, in the case of statements of income only, in comparative form the corresponding figures for the previous Fiscal Year (except to the extent such comparative information is not available for the one-year period prior to the Closing Date) and the corresponding figures from the consolidated plan and financial forecast delivered pursuant to subsection 6.1(xiii) for the Fiscal Year covered by such financial statements, all prepared in accordance with the GAAP and in reasonable detail and certified by the chief executive officer or chief financial officer of ChipPAC that they fairly present, in all material respects, the financial condition of ChipPAC and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated; (b) a narrative report describing the operations of ChipPAC and its Subsidiaries in the form prepared for presentation to senior management for such Fiscal Year; provided, however, that ChipPAC may
                                             --------  -------
     deliver to Administrative Agent in lieu of such narrative report, copies of the report filed by ChipPAC with the Securities and Exchange Commission on Form 10-K in respect of such Fiscal Year; and (c) in the case of such consolidated financial statements, a report thereon of independent certified public accountants of recognized national standing selected by ChipPAC and reasonably satisfactory to the Administrative Agent, which report shall be unqualified as to going concern and scope of audit, and shall state that such consolidated financial statements fairly present, in all material respects, the consolidated financial position of ChipPAC and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as otherwise disclosed in such financial statements) and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards;

          (iv)   Officer's and Compliance Certificates:  together with each
                 -------------------------------------
     delivery of financial statements of ChipPAC and its Subsidiaries pursuant to subdivisions (ii) and (iii) above, (a) an Officer's Certificate of ChipPAC stating that the signer has reviewed the terms of this Agreement and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of ChipPAC and its Subsidiaries during the accounting period covered by such financial statements and that such review has not disclosed the existence during or at the end of such accounting period, and that the signer did not have knowledge of the existence as at the date of such Officer's Certificate of any condition or event that constitutes a Default or Event of Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action ChipPAC has taken, is taking and proposes to take with respect thereto; (b) a Compliance Certificate (which may be delivered after the applicable Fiscal Quarter or Fiscal Year end but prior to the date of delivery of such financial statements for purposes of determining the Applicable Leverage Ratio) demonstrating in reasonable detail compliance during and at the end of the applicable accounting periods with the restrictions contained in Section 7 (but only to the extent compliance with such restrictions is required to be tested at the end of the applicable accounting period); provided, that ChipPAC shall
                                                   --------
     deliver to Administrative Agent a Compliance Certificate and an Officer's Certificate upon and together with the delivery of a Pricing Certificate; and (c) if any portion of the proceeds of the Intel Preferred Stock or the HEI Unspent Amount or the Intersil Unspent Amount was used during the preceding Fiscal Quarter, an Officer's Certificate of ChipPAC to such effect, showing the amount so used and the amount that may be used in subsequent periods;

          (v)    [Intentionally Omitted];

          (vi)   Accountants' Certification:  together with each delivery of
                 --------------------------
     consolidated financial statements of ChipPAC and its Subsidiaries pursuant to subdivision (iii) above, a written statement by the independent certified public accountants giving the report thereon (a) stating that their audit has included a reading of the terms of this Agreement and the other Loan Documents as they relate to the covenants set forth in subsection 7.6 and accounting matters, and (b) stating whether, in connection with their audit examination, any condition or event, insofar as such condition or event relates to the covenants set forth in subsection
     7.6 or accounting matters, that constitutes a Default or Event of Default has come to their attention and, if such a condition or event has come to their attention, specifying the nature and period of existence thereof; provided that such accountants shall not be liable by reason of any failure
     --------
     to obtain knowledge of any such Default or Event of Default that would not be disclosed in the course of their audit examination;

          (vii)  Accountants' Reports:  promptly upon receipt thereof (unless
                 --------------------
     restricted by applicable professional standards), copies of all reports submitted to ChipPAC by national independent certified public accountants in connection with each annual, interim or special audit of the financial statements of ChipPAC and its Subsidiaries made by such accountants, including, without limitation, any comment letter submitted by such accountants to management in connection with their annual audit;

          (viii) SEC Filings and Press Releases:  promptly upon their becoming
                 ------------------------------
     available, copies of (a) all financial statements, reports, notices and proxy statements sent or made available generally by ChipPAC to its security holders (but only in their capacity as security holders), (b) all regular and periodic reports and all registration statements (other than on Form S-8 or a similar form) and prospectuses, if any, filed by ChipPAC or any of its Subsidiaries with any securities exchange or with the Securities and Exchange Commission or any governmental or private regulatory authority, and (c) all press releases and other statements made available generally by ChipPAC or any of its Subsidiaries to the public concerning material developments in the business of ChipPAC or any of its Subsidiaries;

          (ix)   Events of Default, etc.:  promptly upon any Responsible Officer
                 -----------------------
     of ChipPAC or Company obtaining knowledge (a) of any condition or event that constitutes a Default or an Event of Default, or becoming aware that any Lender has given any notice (other than to the Administrative Agent) or taken any other action with respect to a claimed Default or Event of Default, (b) that any Person has given any notice to ChipPAC or any of its Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in subsection 8.2, or (c) of the occurrence of any event or change that has caused or evidences or could be reasonably expected to cause, either in any case or in the aggregate, a Material Adverse Effect, an Officer's Certificate specifying the nature and period of existence of such condition, event or change, or specifying the notice given or action taken by any such Person and the nature of such claimed Default, Event of Default, default, event or condition, and what action ChipPAC (or applicable Subsidiary) has taken, is taking and proposes to take with respect thereto;

          (x)    Litigation or Other Proceedings:  promptly upon any Responsible
                 -------------------------------
     Officer of ChipPAC or Company obtaining knowledge of (x) the institution of, or nonfrivolous threat of, any material action, suit, proceeding (whether administrative, judicial or otherwise), Environmental Claim, governmental investigation or arbitration against or affecting ChipPAC or any of its Subsidiaries or any property of ChipPAC or any of its Subsidiaries (collectively,

     "Proceedings") not previously disclosed in writing by Company to the
      -----------
     Administrative Agent or (y) any material development in any Proceeding that, in any case:

                  (a) could reasonably be expected to have a Material Adverse Effect; or

                  (b) seeks to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, the transactions contemplated hereby;

     written notice thereof together with such other information as may be reasonably available to ChipPAC to enable the Lenders and their counsel to evaluate such matters;

          (xi)    ERISA Events and Foreign Benefit Events: promptly upon ChipPAC
                  ---------------------------------------
     or Company becoming aware of the occurrence of any ERISA Event or Foreign Benefit Event that would reasonably be expected to result in a material liability of ChipPAC or any of its Subsidiaries, a written notice specifying the nature thereof, what action ChipPAC or any of its Subsidiaries has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor, the PBGC or any comparable Governmental Authority with respect thereto;

          (xii)   ERISA and Foreign Benefit Notices: with reasonable promptness,
                  ---------------------------------
     copies of (a) all written notices received by ChipPAC or any of its Subsidiaries from a Multiemployer Plan or Foreign Benefit Plan sponsor concerning an ERISA Event or a Foreign Benefit Event which would reasonably be expected to result in a material liability; and (b) such other documents or governmental reports or filings relating to any Multiemployer Plan or Foreign Benefit Plan as the Administrative Agent shall reasonably request;

          (xiii)  Financial Plans: as soon as practicable and in any event no
                  ---------------
     later than 45 days after the beginning of each Fiscal Year, a consolidated plan and financial forecast for the next succeeding Fiscal Year, including without limitation (a) a forecasted consolidated balance sheet and forecasted consolidated statements of income and consolidated statement of cash flows of ChipPAC and its Subsidiaries for such Fiscal Year, together with a pro forma Compliance Certificate for such Fiscal Year and an
            --- -----
     explanation of the assumptions on which such forecasts are based, and (b) such other information and projections as the Administrative Agent may reasonably request:

          (xiv)   Insurance: as soon as practicable and in any event by the last
                  ---------
     day of each Fiscal Year, a report in form and substance reasonably satisfactory to the Administrative Agent outlining all material changes made to insurance coverage maintained as of the date of such report by ChipPAC and its Subsidiaries; and

          (xv)    Other Information: with reasonable promptness, such other
                  -----------------
     information and data with respect to ChipPAC or any of ChipPAC's Subsidiaries as from time to time may be reasonably requested by the Administrative Agent or the Requisite Lenders.

6.2  Corporate Existence
     -------------------

     Except as otherwise permitted under subsection 7.7, ChipPAC will, and will cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to the business of ChipPAC and its Subsidiaries (on a consolidated basis) or the Loan Parties, taken as a whole; provided, however that neither ChipPAC nor any of its
                           --------  -------
Subsidiaries shall be required to preserve any such right or franchise if the Board of Directors of ChipPAC or such Subsidiary shall determine that the preservation thereof is no longer desirable in the conduct of business of such entity.

6.3  Payment of Taxes and Claims; Tax Consolidation.
     ----------------------------------------------

     A. Company will, and will cause each of its Subsidiaries to, pay all material taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its income, businesses or franchises before any material penalty accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums that have become due and payable which, if unpaid, might become a Lien (other than a Permitted Encumbrance) upon any of its properties or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided that no such tax, charge or claim need be paid if
                 --------
being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

     B. ChipPAC will not, nor will it permit any of its Subsidiaries to, file or consent to the filing of any consolidated income tax return with any Person (other than ChipPAC and Subsidiaries of ChipPAC).

6.4  Maintenance of Properties; Insurance.
     ------------------------------------

     ChipPAC will, and will cause each of its Subsidiaries to, maintain or cause to be maintained in good repair, working order and condition, ordinary wear and tear and damage by casualty or condemnation excepted, all material properties used or useful in the business of ChipPAC and its Subsidiaries and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. ChipPAC will maintain or cause to be maintained, with financially sound and reputable insurers, insurance with respect to its properties and business and the properties and businesses of its Subsidiaries against loss or damage of the kinds and with respect to liability customarily carried or maintained under similar circumstances by corporations of established reputation engaged in similar businesses. Each such policy of casualty insurance covering damage to or loss of property shall name the Collateral Agent for the benefit of the Lenders as additional insured and as the loss payee thereunder for all losses, subject to application of proceeds as required by subsection 2.4B(iii)(d), each such policy of liability insurance coverage shall name the Collateral Agent for the benefit of the Lenders as additional insured, and all such policies of insurance shall provide for at least thirty (30) days' prior written notice to the Collateral Agent of any modification or cancellation of such policy.

6.5  Inspection; Lender Meeting.
     --------------------------

     ChipPAC shall, and shall cause each of its Subsidiaries to, permit the Administrative Agent and any authorized representatives designated by any Lender to visit and inspect any of the properties of ChipPAC or any of ChipPAC's Subsidiaries, including its and their financial and accounting records, and to make copies and take extracts therefrom, and to discuss its and their affairs, finances and accounts with its and their officers and independent public accountants, provided ChipPAC may be present at these discussions upon reasonable advance notice and at such reasonable times during normal business hours and as often as may be reasonably requested; provided, further, that each
                                                   --------  -------
Lender shall coordinate with the Administrative Agent the frequency and timing of any such visits, inspections and discussions so as to reasonably minimize the burden imposed on ChipPAC and its Subsidiaries; provided still further that,
                                                -------- ----- -------
unless an Event of Default has occurred, no single Lender shall be entitled to more than one inspection during any twelve month period. Without in any way limiting the foregoing, ChipPAC will, upon the reasonable request of the Administrative Agent, participate in a meeting of the Administrative Agent and the Lenders once during each Fiscal Year to be held at ChipPAC's corporate offices (or such other location as may be agreed to by ChipPAC and the Administrative Agent) at such time as may be agreed to by ChipPAC and the Administrative Agent.

6.6  Compliance with Laws, etc.
     --------------------------

     ChipPAC shall, and shall cause each of its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which, individually or in the aggregate with other non-compliances, could reasonably be expected to cause a Material Adverse Effect.

6.7  Environmental Disclosure and Inspection.
     ---------------------------------------

     A. ChipPAC agrees that the Administrative Agent may retain, at ChipPAC's expense, an independent professional consultant reasonably acceptable to ChipPAC to review any report relating to Hazardous Materials prepared by or for ChipPAC and to conduct its own investigation (reasonable in scope under the circumstances) of any Facility currently owned, leased, operated or used by ChipPAC or any of its Subsidiaries, if (x) a Default or an Event of Default related to environmental matters shall have occurred and be continuing, or (y) the Administrative Agent reasonably believes that a violation of an Environmental Law on or around such Facility has occurred or is likely to occur, which could, in either such case, reasonably be expected to result in a Material Adverse Effect. In the event that the conditions specified in (x) or (y) above exist, ChipPAC shall use its commercially reasonable efforts to obtain for the Administrative Agent and its agents, employees, consultants and contractors the right, upon reasonable notice to ChipPAC, to enter into or on to the Facilities currently owned, leased, operated or used by ChipPAC or any of its Subsidiaries to perform such tests on such property as are reasonably necessary to conduct a review and/or investigation of the matters giving rise to the request. Any such investigation of any Facility shall be conducted, unless otherwise agreed to by ChipPAC and the Administrative Agent, during normal business hours, and shall be conducted so as not to interfere with the ongoing operations at any such Facility or to cause any damage or loss to any property at such Facility. ChipPAC and the Administrative Agent hereby acknowledge and agree that any report of any investigation conducted at the request of the Administrative Agent pursuant to this subsection 6.7A will be obtained and shall be used by the Administrative Agent and the Lenders for the purposes of the Lenders' internal credit decisions, to monitor and police the Loans and to protect the Lenders' security interests, if any, created by the Loan Documents. The Administrative Agent agrees, upon request by ChipPAC, to deliver a copy of any such report to Company with the understanding that ChipPAC acknowledges and agrees that (i) consistent with the terms of subsection 10.3 hereof, it will indemnify and hold harmless the Administrative Agent and each Lender from any costs, losses or liabilities relating to ChipPAC's use of or reliance on such report, (ii) neither Agent nor any Lender makes any representation or warranty with respect to such report, and (iii) by delivering such report to ChipPAC, neither the Administrative Agent nor any Lender is requiring or recommending the implementation of any suggestions or recommendations contained in such report.

     B. ChipPAC shall promptly notify the Administrative Agent of (i) any proposed acquisition of stock, assets, or property by ChipPAC or any of its Subsidiaries that could reasonably be expected to expose ChipPAC or any of its Subsidiaries to, or result in, Environmental Liability that could have a Material Adverse Effect and (ii) any proposed action to be taken by ChipPAC or any of its Subsidiaries to modify current operations in a manner that could reasonably be expected to subject ChipPAC or any of its Subsidiaries to material additional obligations under Environmental Laws where such obligations would reasonably be expected to have a Material Adverse Effect.

     C. ChipPAC shall, at its own expense, provide copies of such documents or information as the Administrative Agent may reasonably request in relation to any matters disclosed pursuant to this subsection 6.7.

6.8  ChipPAC's Remedial Action Regarding Hazardous Materials.
     -------------------------------------------------------

     ChipPAC shall promptly take, and shall cause each of its Subsidiaries promptly to take, any and all necessary remedial action in connection with the presence, handling, storage, use, disposal, transportation or Release or threatened Release of any Hazardous Materials on, under or affecting any Facility in order to comply with all applicable Environmental Laws and Governmental Authorizations unless the failure to so comply could not reasonably be expected to have a Material Adverse Effect. In the event ChipPAC or any of its Subsidiaries undertakes any Cleanup action with respect to the presence, Release or threatened Release of any Hazardous Materials on or affecting any Facility, Company or such Subsidiary shall conduct and complete such Cleanup action in compliance with all applicable Environmental Laws where failure to do so would reasonably be expected to have a Material Adverse Effect.

6.9  Execution of Guaranty and Collateral Documents by Future Subsidiaries.
     ---------------------------------------------------------------------

     In the event that any Person becomes a Subsidiary of ChipPAC (including any Subsidiary created in accordance with subsection 7.7(vi)), ChipPAC will promptly notify the Administrative Agent of that fact and cause such Subsidiary to execute and deliver to the Administrative Agent and the Collateral Agent a counterpart of the Guaranty and such of the Pledge Agreements and the Security Agreements (except to the extent that any such guarantee, pledge or security arrangements are not permissible under the applicable law of such Subsidiary's jurisdiction of organization or incorporation) as the Collateral Agent may request, and to take all such further action and execute all such further documents and instruments as may be required to grant and perfect in favor of the Collateral Agent, for the benefit of the Lenders, a First Priority Lien in all (subject to exceptions for assets in which a security interest cannot be granted) of the real, mixed and personal property assets of such Subsidiary. In addition, ChipPAC shall pledge (if it is the direct owner of Capital Stock of such Subsidiary) or shall cause each of its applicable Subsidiaries to pledge (if any of such other Subsidiaries is the direct owner of Capital Stock of such Subsidiary, each such owner, whether Company or any of its other Subsidiaries, the "Pledging Parent") all of the Capital Stock of such Subsidiary to the
     ---------------
Collateral Agent pursuant to the applicable Collateral Documents and to take all such further action and execute all such further documents and instruments as may be reasonably required to grant and perfect in favor of the Collateral Agent, for the benefit of the Lenders, a First Priority security interest in such Capital Stock. ChipPAC shall deliver to the Administrative Agent, together with such Loan Documents, in the case of each such Subsidiary that is required to be a party to any Loan Document: (i) (a) certified copies of such Subsidiary's Organizational Certificate together, if applicable, with a good standing certificate from the jurisdiction of its incorporation, formation or organization, as applicable, each to be dated a recent date prior to their delivery to the Administrative Agent to the extent such concept is relevant in such jurisdiction, (b) a copy of such Subsidiary's Organizational Documents, certified by its secretary or an assistant corporate secretary (or Person holding an equivalent title or having equivalent duties and responsibilities) as of a recent date prior to their delivery to the Administrative Agent, (c) a certificate executed by the secretary or an assistant secretary of such Subsidiary as to (x) the incumbency and signatures of the officers of such Subsidiary executing such Guaranty, the Collateral Documents and the other Loan Documents to which such Subsidiary is a party and (y) the fact that the attached Organizational Authorizations of such Subsidiary authorizing the execution, delivery and performance of such Guaranty, such Collateral Documents and such other Loan Documents are in full force and effect and have not been modified or rescinded, and (ii) to the extent reasonably requested by the Administrative Agent, an opinion of counsel to such Subsidiary, that is reasonably satisfactory to the Administrative Agent and its counsel, as to (a) the due organization and good standing of such Subsidiary to the extent such concept in relevant is such jurisdiction, (b) the due authorization, execution and delivery by such Subsidiary of such Guaranty, the Collateral Documents and any other Loan Documents to which it is a party and (c) the enforceability of such Guaranty and such Collateral Documents against such

Subsidiary, (d) the validity and perfection of the security interests granted by such Subsidiary (and by the Pledging Parent of such Subsidiary in respect of the Capital Stock of such Subsidiary) in favor of the Collateral Agent pursuant to the Collateral Documents, and (e) such other matters as any Agent may reasonably request, all of the foregoing to be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

6.10  [Intentionally Omitted.]

6.11  Further Assurances.
      ------------------

      At any time or from time to time upon the reasonable request of the Administrative Agent or the Collateral Agent, ChipPAC will, at its expense, promptly execute, acknowledge and deliver such further documents and do such other acts and things as the Administrative Agent or the Collateral Agent may reasonably request in order to effect fully the purposes of the Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. In furtherance and not in limitation of the foregoing, ChipPAC shall take, and cause each of its Subsidiaries to take, such actions as the Administrative Agent or the Collateral Agent may reasonably request from time to time (including the execution and delivery (where permitted by applicable law) of guaranties, security agreements and pledge agreements, mortgages and deeds of trust with respect to real property with a fair market value of at least $5,000,000, landlord's consents and estoppels for leased properties with an annual rent of at least $500,000, or stock powers, financing statements and other documents, the filing or recording of any of the foregoing, title insurance with respect to any of the foregoing that relates to an interest in real property, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that the Obligations are guarantied by the Guarantors and are secured, directly or indirectly, by substantially all of the assets of ChipPAC and its Subsidiaries and all of the outstanding Capital Stock of the Subsidiaries of ChipPAC. In addition to the foregoing, ChipPAC will use commercially reasonable efforts to obtain, as promptly as practicable after the Closing Date, all necessary approvals for the Malaysian Security Agreements and Malaysian Intercompany Notes and shall cause the Liens to be created thereunder to be granted and to become effective. Promptly upon obtaining such approvals and causing all such Liens and security interests to be effective, ChipPAC shall provide written notice thereof to the Administrative Agent, together with certified copies of such approvals (if such approvals are issued in writing) and the Malaysian Security Agreements and Malaysian Intercompany Notes.

                                  SECTION 7.
                              NEGATIVE COVENANTS

     Each of ChipPAC and Company covenants and agrees that, so long as any of the Commitments hereunder shall remain in effect and until payment in full of all of the Loans and other Obligations (other than indemnification obligations not due and payable) and the cancellation or expiration of all Letters of Credit, unless the Requisite Lenders shall otherwise give prior written consent, each of ChipPAC and Company shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 7.

7.1  Indebtedness.
     ------------

     ChipPAC shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or guaranty, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness except:

          (i) Each of the Loan Parties may become and remain liable with respect to its respective Obligations;

          (ii) Company may become and remain liable with respect to Indebtedness evidenced by, and with respect to guaranties of, the Subordinated Debt;

          (iii) ChipPAC and the Operating Subsidiaries may remain liable with respect to Indebtedness described in Schedule 7.1 annexed hereto, and any
                                          ------------
     refinancing, modification, replacement or renewal thereof that does not increase the principal amount thereof;

          (iv) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to Contingent Obligations permitted by subsection 7.4 and, upon any matured obligations actually arising pursuant thereto, the Indebtedness corresponding to the Contingent Obligations so extinguished;

          (v) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to (i) Indebtedness under Capital Leases, (ii) Indebtedness to customers and suppliers that enables the Operating Subsidiaries to acquire assets from, or to be used to provide services to, such customers and suppliers, and (iii) other Indebtedness secured by Liens permitted under subsection 7.2A(iii); provided, that the aggregate amount
                                           --------
     of all Indebtedness outstanding under this clause (v) at any time shall not exceed $20,000,000;

          (vi) ChipPAC may become and remain liable with respect to Indebtedness owed to (on an intercompany basis) any of its Subsidiaries, and any Subsidiary may become and remain liable with respect to Indebtedness to (on an intercompany basis) ChipPAC or any other Subsidiary; provided that, in each case, (a) all intercompany Indebtedness shall be
     --------
     evidenced by promissory notes or loan agreements which shall have been pledged to the Collateral Agent pursuant to the Collateral Documents, (b) all intercompany Indebtedness owed by ChipPAC or Company to any of its respective Subsidiaries shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of the applicable promissory notes or an intercompany subordination agreement that in any such case are reasonably satisfactory to the Administrative Agent, and (c) any payment by any Subsidiary of ChipPAC under any Guaranty shall result in a pro tanto reduction of the amount of any intercompany
                       --- -----
     Indebtedness owed by such Subsidiary to ChipPAC or to any of its Subsidiaries for whose benefit such payment is made;

          (vii) ChipPAC and its Subsidiaries may become and remain liable with respect to Permitted Seller Paper with respect to any Permitted Acquisition; provided that any cash payments individually or in the
                  --------
     aggregate of principal, interest or other amounts with respect thereto required to be made prior to the payment in full of the Obligations shall not exceed $20,000,000;

          (viii) The Operating Subsidiaries may become and remain liable with respect to Indebtedness under the Local Lines of Credit;

          (ix) Any Subsidiary of ChipPAC acquired pursuant to a Permitted Acquisition may become and remain liable with respect to Indebtedness existing at the time of consummation of the Permitted Acquisition; provided
                                                                        --------
     that (a) such Indebtedness was not incurred in connection with or in anticipation of such Permitted Acquisition, (b) such Indebtedness does not constitute debt for borrowed money (other than debt for borrowed money incurred in connection with industrial revenue or industrial development bond or similar financings), it being understood and agreed that Capital Lease obligations shall not constitute debt for borrowed money for purposes of this clause (ix), and (c) at the time of such Permitted Acquisition such Indebtedness does not exceed 50% of the total purchase price paid (including, for purposes of determining the total purchase price paid, Indebtedness assumed in connection with such Permitted Acquisition) with respect to the assets acquired in the related Permitted Acquisition;

          (x) ChipPAC and its Subsidiaries may become and remain liable with respect to Indebtedness consisting of the financing in the ordinary course of business of insurance premiums with respect to coverage required to be maintained under subsection 6.4;

          (xi) Subsidiaries of ChipPAC may become and remain liable with respect to Indebtedness consisting of a converted equity Investment by ChipPAC or another Subsidiary of ChipPAC in such Subsidiaries; provided
                                                                    --------
     that the underlying equity Investment was permitted hereunder at the time of such conversion;

          (xii) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to other Indebtedness in an aggregate principal amount not to exceed at any time outstanding $20,000,000; and

          (xii) ChipPAC and its Subsidiaries may become and remain liable with respect to Indebtedness in respect of performance bonds, completion guarantees and surety and appeal bonds entered into by ChipPAC and its Subsidiaries in the ordinary course of business.

7.2  Liens and Related Matters.
     -------------------------

     A. Prohibition on Liens. ChipPAC shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or permit to exist any Lien on or with respect to any property or asset of any kind (including any document or instrument in respect of goods or accounts receivable) of ChipPAC or any of its Subsidiaries, whether now owned or hereafter acquired, or any income or profits therefrom, or file or permit the filing of, or permit to remain in effect, any financing statement, or other similar notice of any Lien with respect to any such property, asset, income or profits under the Uniform Commercial Code of any state or under any similar recording or notice statute, domestic or foreign, except:

          (i)    Permitted Encumbrances;

          (ii)   Liens described in Schedule 7.2A annexed hereto;
                                    -------------

          (iii) Purchase money security interests (including mortgages, conditional sales, Capital Leases and any other title retention, deferred purchase devices or consignments) in real or tangible personal property of ChipPAC or any Operating Subsidiary acquired after the Closing Date and existing or created at the time of acquisition thereof or within one hundred eighty (180) days thereafter, and the renewal, extension and refunding of any such security interest in an amount not exceeding the amount thereof remaining unpaid immediately prior to such renewal, extension or refunding; provided, that the Indebtedness secured by such
                             --------

     Lien is permitted by subsection 7.1(v); provided, further, that such Liens
                                             --------  -------
     do not at any time (including, without limitation, in connection with any renewal, extension and refunding) cover or encumber any assets or property other than the assets or property financed by such Indebtedness;

          (iv) Liens on the working capital assets and equipment of ChipPAC Korea, ChipPAC Shanghai I, ChipPAC Shanghai II or the Malaysian Subsidiary that secure only the Indebtedness permitted pursuant to Section 7.1(viii);

          (v) Liens on assets of the Operating Subsidiaries not otherwise permitted under this subsection 7.2A, to the extent attaching to properties and assets with an aggregate fair market value not in excess of, and securing liabilities not in excess of, an aggregate amount not to exceed $7,500,000 at any time outstanding;

          (vi) Liens securing any Indebtedness permitted pursuant to Section 7.1(ix); provided that such Liens only encumber the assets acquired in the
              --------
     related Permitted Acquisition; and provided further that such Liens were
                                        -------- -------
     not granted in contemplation of the related Permitted Acquisition; and

          (vii) Liens in favor of the Collateral Agent granted pursuant to the Collateral Documents or granted in favor of any Agent or Lender pursuant to subsection 10.4 hereof.

     B. No Further Negative Pledges. Except with respect to specific property encumbered by a Lien permitted under this Agreement or to secure payment of particular Indebtedness or to be sold pursuant to an executed agreement with respect to an Asset Sale or the sale of all or substantially all of the stock (or assets) of a Subsidiary permitted under this Agreement, neither ChipPAC nor any of its Subsidiaries shall enter into any agreement (other than any documents of a type described in subdivisions (c) through (f) of subsection 7.2C, the Loan Documents and the Subordinated Debt Documents) prohibiting the creation or assumption of any Lien upon any of its properties or assets, whether now owned or hereafter acquired.

     C. No Restrictions on Subsidiary Distributions to ChipPAC or Other Subsidiaries. Except as otherwise provided herein, ChipPAC will not, and will not permit any of its Subsidiaries to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance, limitation or restriction of any kind on the ability of any such Subsidiary to (i) pay dividends or make any other distributions on any of such Subsidiary's Capital Stock owned by ChipPAC or any other Subsidiary of ChipPAC, (ii) repay or prepay any Indebtedness owed by such Subsidiary to ChipPAC or any other Subsidiary of ChipPAC, (iii) make loans or advances to ChipPAC or any other

Subsidiary of ChipPAC, or (iv) transfer any of its property or assets to ChipPAC or any other Subsidiary of ChipPAC, except for such encumbrances or restrictions existing under or by reason of (a) applicable law, (b) this Agreement and the other Loan Documents, (c) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of ChipPAC or any of its Subsidiaries, (d) customary provisions restricting assignment of any licensing agreement entered into by ChipPAC or any of its Subsidiaries in the ordinary course of business, (e) customary provisions restricting the transfer of assets subject to Liens permitted under subsection 7.2A(iii) or (iv), (f) joint ventures entered into pursuant to subsection 7.3, and (g) the Subordinated Debt Documents.

7.3  Investments; Joint Ventures.
     ---------------------------

     ChipPAC shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make or own any Investment except:

          (i) ChipPAC and its Subsidiaries may (x) continue to own the Investments owned by them as of the Restatement Effective Date in any Subsidiaries of ChipPAC, and (y) make and own additional Investments in any Loan Party;

          (ii) ChipPAC and its Subsidiaries may make and own intercompany loans to the extent permitted by subsection 7.1(vi);

          (iii) ChipPAC and its Subsidiaries may make and own Investments in Cash Equivalents;

          (iv) ChipPAC and its Subsidiaries may make and own Consolidated Capital Expenditures permitted by subsection 7.6D;

          (v) ChipPAC and its Subsidiaries may make and own Investments consisting of notes received in connection with any Asset Sale permitted under subsection 7.7(iv);

          (vi) ChipPAC and its Subsidiaries may make loans to officers, employees, directors, executives or consultants of ChipPAC and its Subsidiaries (a) in the ordinary course of business for travel, moving, entertainment or similar expenses, or (b) otherwise in an aggregate amount not to exceed $2,000,000 outstanding at any time;

          (vii) ChipPAC and its Subsidiaries may make and own Permitted Acquisitions;

          (viii) ChipPAC and its Subsidiaries may continue to own the Investments described in Schedule 7.3 annexed hereto;
                              ------------

          (ix) ChipPAC and its Subsidiaries may make loans and advances to employees, officers, executives or consultants to Company and its Subsidiaries in the ordinary course of business of ChipPAC and its Subsidiaries as presently conducted for the purpose of purchasing capital stock of ChipPAC so long as the proceeds of such loans or advances are used in their entirety to purchase such capital stock;

          (x) ChipPAC and its Subsidiaries may make and own Investments in Subsidiaries pursuant to subsection 7.7(vi) or Permitted Acquisitions under subsection 7.7(v) and other Investments owned by entities acquired pursuant to such Permitted Acquisitions to the extent owned as at the time of consummation of such Permitted Acquisitions;

          (xi) ChipPAC and its Subsidiaries may make and own Investments in wholly owned Subsidiaries of ChipPAC consisting of intercompany Indebtedness (other than the Recapitalization Notes, the Malaysian Intercompany Notes and the Malaysian Acquisition Note) of such Subsidiaries converted to equity Investments; provided that (a) the underlying
                                      --------
     intercompany Indebtedness was permitted hereunder at the time of such conversion and (b) up to $7,000,000 aggregate principal amount of the ChipPAC Shanghai I Loan may be converted to equity at the time and to the extent required by applicable law so long as (x) Company gives prior notice thereof to the Administrative Agent, (y) at the time of such conversion no Default or Event of Default shall have occurred and be continuing and (z) Company complies with the applicable provisions of Section 6.11 with respect to the resulting equity interest;

          (xii) ChipPAC and its Subsidiaries may make and own Investments not otherwise permitted under this subsection 7.3 in an aggregate amount not in excess of $20,000,000, plus the Excess Proceeds Amount;
                            ----

          (xiii) ChipPAC and its Subsidiaries may consummate the Purchase Transactions; and

          (xiv) ChipPAC and its Subsidiaries may enter into Interest Rate Agreements entered into pursuant to this Agreement or otherwise in the ordinary course of its business, and not for speculative purposes.

7.4  Contingent Obligations.
     ----------------------

     ChipPAC shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or become or remain liable with respect to any Contingent Obligation, except:

          (i) ChipPAC and its Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of Letters of Credit; the Subsidiary Guarantors may become and remain liable with respect to Contingent Obligations arising under the Guaranties; and ChipPAC Korea, ChipPAC Shanghai I, ChipPAC Shanghai II and the Malaysian Subsidiary may become and remain liable with respect to Asian Letters of Credit;

          (ii) ChipPAC and the Subsidiary Guarantors may become and remain liable with respect to Contingent Obligations arising under their guaranties of the Subordinated Debt as are required under the Subordinated Debt Documents;

          (iii) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to Contingent Obligations in respect of customary indemnification and purchase price adjustment obligations of any such Person incurred in connection with Asset Sales or other sales of assets;

          (iv) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to Contingent Obligations under guarantees in the ordinary course of business of the obligations of suppliers, landlords, customers, franchisees, workers' compensation providers and licensees of ChipPAC and its Subsidiaries;

          (v) ChipPAC and the Operating Subsidiaries, as applicable, may remain liable with respect to Contingent Obligations described in Schedule
                                                                       --------
     7.4 annexed hereto and any modifications, extensions or renewal of such
     ---
     Contingent Obligations;

          (vi) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to other Contingent Obligations; provided, that the
                                                          --------
     maximum aggregate liability, contingent or otherwise, of ChipPAC and its Subsidiaries in respect of all such Contingent Obligations shall at no time exceed $7,500,000;

          (vii) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to Hedge Agreements entered into pursuant to this Agreement or otherwise in the ordinary course of business, and not for speculative purposes;

          (viii) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to guaranties of Indebtedness assumed in connection with a Permitted Acquisition pursuant to subsection 7.1(ix); provided,
                                                                  --------
     that, such guaranties were existing at the time of consummation of the Permitted Acquisition and not incurred in connection with, or in an anticipation of, such Permitted Acquisition;

          (ix) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to Contingent Obligations arising out of the indemnity obligations under the Recapitalization Agreement and the Purchase Transactions Documents; and

          (x) ChipPAC and the Operating Subsidiaries may become and remain liable with respect to Contingent Obligations arising out of any guaranties of Indebtedness of any Subsidiary permitted under this Agreement; provided
                                                                       --------
     that if such indebtedness is subordinated to the Obligations, any such guaranties shall be subordinated to the same extent.

7.5  Restricted Payments.
     -------------------

     ChipPAC shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment; provided that ChipPAC and its Subsidiaries may make the
                    --------
following the Restricted Payments:

          (i) any Subsidiary of ChipPAC or its Subsidiaries may pay dividends to ChipPAC or a Subsidiary of ChipPAC;

          (ii) Company may make regularly scheduled payments of principal and interest in respect of the Subordinated Debt in accordance with the terms of, and subject to the subordination provision contained in, the Subordinated Debt Documents;

          (iii) ChipPAC or any Subsidiary may make regularly scheduled principal and interest payments in respect of Permitted Seller Paper, to the extent permitted under subsection 7.1(vii) in accordance with the terms of, and subject to the subordination provisions contained in, such Permitted Seller Paper;

          (iv) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, then ChipPAC and its Subsidiaries, collectively, may make cash Restricted Payments in an aggregate amount not to exceed $2,500,000 in any Fiscal Year, plus an
                                                                   ----
     amount equal to any cash

     Restricted Payments permitted to be made during one or more preceding Fiscal Years under this clause (iv) but not made during such preceding Fiscal Year(s) in an aggregate amount not in excess of $10,000,000;

          (v) ChipPAC and its Subsidiaries, collectively, may make cash Restricted Payments in any Fiscal Year to the extent necessary to make repurchases of Securities (and options or warrants to purchase such Securities) of ChipPAC from employees, officers or directors upon termination (including by reason of death, disability or retirement) of such employees, officers or directors in an aggregate amount not to exceed $5,000,000 plus cash proceeds of any "key man" life insurance policies used to make such repurchases and the proceeds from any resales of such stock;

          (vi) ChipPAC may make Restricted Payments in connection with repurchases of equity Securities, including Capital Stock, deemed to occur upon the exercise of stock options if such Securities represent a portion of the exercise price thereof;

          (vii) ChipPAC may make Restricted Payments (other than payments in cash in respect of the HEI Preferred Stock, the Intel Preferred Stock and the Seller Preferred Stock, in each case except to the extent expressly permitted hereby) contemplated by the Recapitalization Transactions and the Purchase Transactions, including, without limitation, the Contingent Incentive Payments;

          (viii) So long as no Default or Event of Default has occurred and is continuing, ChipPAC may make Restricted Payments in respect of the Earnout;

          (ix) So long as no Default or Event of Default has occurred and is continuing, ChipPAC may make Restricted Payments in connection with payments of cash dividends when due on and after five and one-half years from the closing of the Recapitalization Transactions on the HEI Preferred Stock pursuant to the terms thereof;

          (x) So long as (a) no Default or Event of Default has occurred and is continuing and (b) the Leverage Ratio is less than or equal to 2.00:1.00, ChipPAC may make Restricted Payments in connection with (i) any mandatory or voluntary redemption of the Intel Preferred Stock or the Seller Preferred Stock and (ii) any required payment of accrued and unpaid dividends on the Intel Preferred Stock or the Seller Preferred Stock at any time such stock is converted into Capital Stock of ChipPAC, in each case pursuant to the terms of such preferred stock;

          (xi) ChipPAC may redeem the HEI Preferred Stock and/or the Intel Preferred Stock, and may make prepayments of principal and interest with respect to the Subordinated Debt (a) as permitted by subsection 2.4B(iii)(c) and (b) with the remaining 25% or 50%, as applicable, of Equity Proceeds not otherwise required to be used to prepay Loans in accordance with subsection 2.4B(iii)(c); and

          (xii) The Seller Preferred Stock and the Intel Preferred Stock may be converted into common stock of ChipPAC in accordance with the terms thereof.

7.6  Financial Covenants.
     -------------------

     A.  Minimum Interest Coverage Ratio.  The ratio (the "Interest Coverage
                                                           -----------------
Ratio") of (i) Consolidated Adjusted EBITDA to (ii) Consolidated Interest
-----
Expense payable in cash (excluding, to the extent otherwise included in Consolidated Interest Expense, (i) fees paid to the Administrative Agent on and after the Closing Date in connection with the Original Credit Agreement and this Agreement; (ii) cash payments made under consulting agreements; and (iii) cash payments made under Hedge Agreements or Interest Rate Agreements) for (y) the eleven month period ending June 30, 2000 or (z) any four-Fiscal Quarter period thereafter ending during or at the end of any of the periods set forth below (each applicable period being a "Calculation Period") shall not be less than the
                                 ------------------
correlative ratio indicated below:


     ======================================================================
                 Period During Which                      Minimum Interest
               Calculation Period Ends                     Coverage Ratio

     December 31, 1999 through September 30, 2000              2.00:1.00
     ======================================================================
     December 31, 2000 through September 30, 2001              2.25:1.00
     ======================================================================
                    Thereafter                                 2.50:1.00
     ======================================================================

     B.   Maximum Leverage Ratio. The ratio (the "Leverage Ratio") of (i)
                                                  ---------------
Consolidated Total Debt as of the last day (any such day being a "Calculation
                                                                  -----------
Date") of any Fiscal Quarter ending during any of the periods set forth below,
----
to (ii) Consolidated Adjusted EBITDA for (y) the eleven month period ending June 30, 2000 or (z) any four-Fiscal Quarter period thereafter ending on such Calculation Date shall not exceed the correlative ratio indicated below:

     ====================================================================
                Period During Which                         Maximum
              Calculation Date Occurs                   Leverage Ratio

     ====================================================================
                Period During Which                         Maximum
              Calculation Date Occurs                   Leverage Ratio
     --------------------------------------------------------------------
      December 31, 1999 through June 30, 2000                4.75:1.0
     --------------------------------------------------------------------
               September 30, 2000                            4.50:1.0
     --------------------------------------------------------------------
               December 31, 2000                             4.25:1.0
     --------------------------------------------------------------------
      March 31, 2001 through September 30, 2001              4.00:1.0
     --------------------------------------------------------------------
     December 31, 2001 through September 30, 2002            3.50:1.0
     --------------------------------------------------------------------
     December 31, 2002 through September 30, 2003            3.00:1.0
     --------------------------------------------------------------------
                    Thereafter                               2.50:1.0
     ====================================================================



     C.   Consolidated Capital Expenditures.

          (i) Except as provided below, Company shall not, and shall not permit its Subsidiaries to, make or incur Consolidated Capital Expenditures in any Fiscal Year (or specified portion thereof) in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures
                                       -----------------------------------------
     Amount") set forth below opposite such Fiscal Year (or such portion
     ------
     thereof) as indicated below; provided, that (a) the Maximum Consolidated
                                  --------
     Capital Expenditures Amount for any Fiscal Year shall be increased by an amount equal to the excess, if any, of (x) the Maximum Consolidated Capital Expenditures Amount for the previous Fiscal Year (excluding, and without giving effect to, any increases thereto from any prior carryover of amounts pursuant to this clause for the previous Fiscal Year (or specified portion thereof) but including any increases thereto as a result of the application of the further proviso to this clause (i)) over (y) the actual amount of Consolidated Capital Expenditures for such previous Fiscal Year (or specified portion thereof) (the amount of such increase described in this proviso being the "Carryforward" from such preceding Fiscal Year) and (b)
                        ------------
     Capital Expenditures made by the Malaysian Subsidiary prior to the Restatement Effective Date shall not be included for purposes of calculating the Maximum Consolidated Capital Expenditures Amount:


               Fiscal Year                          Maximum Consolidated
          (or Portion Thereof)                  Capital Expenditures Amount
===============================================================================
           Fiscal Year 2000                             $110,000,000
-------------------------------------------------------------------------------

===============================================================================
              Fiscal Year                           Maximum Consolidated
         (or Portion Thereof)                   Capital Expenditures Amount
===============================================================================
           Fiscal Year 2001                             $110,000,000
-------------------------------------------------------------------------------
           Fiscal Year 2002                             $135,000,000
-------------------------------------------------------------------------------
           Fiscal Year 2003                             $145,000,000
-------------------------------------------------------------------------------
           Fiscal Year 2004                             $165,000,000
-------------------------------------------------------------------------------
     Fiscal Year 2005 and thereafter                    $185,000,000
===============================================================================

     ; provided further that, the Maximum Consolidated Capital Expenditure
       -------- -------
     Amount for each period during or after a Permitted Acquisition (other than the Purchase) occurs shall be increased by an amount equal to the Acquired Capital Expenditures Percentage of such Maximum Capital Expenditure Amount for such period.

          (ii) In addition to the Consolidated Capital Expenditures made pursuant to the foregoing clause (i) of the subsection 7.6C, ChipPAC and its Subsidiaries may make additional Consolidated Capital Expenditures not in excess of the Excess Proceeds Amount.

          D.  Minimum Fixed Charge Coverage Ratio.  The ratio (the "Fixed Charge
                                                                    ------------
     Coverage Ratio") of (i) Consolidated Adjusted EBITDA to (ii) the sum,
     --------------
     without duplication, of (a) Consolidated Interest Expense payable in cash (excluding, to the extent otherwise included in Consolidated Interest Expense, (i) fees paid to the Administrative Agent after the Closing Date in connection with the Original Credit Agreement and this Agreement; (ii) cash payments made under consulting agreements; and (iii) cash payments made under Hedge Agreements or Interest Rate Agreements), plus (b)
                                                               ----
     Consolidated Capital Expenditures (excluding, to the extent otherwise included therein, Consolidated Capital Expenditures made to acquire testing equipment and Micro BGA Capital Expenditures (x) during any four-Fiscal Quarter period through September 30, 2001 not to exceed $40,000,000 and (y) during any four-Fiscal Quarter period through December 31, 2001 not to exceed $25,000,000), plus (c) the provision for taxes (including, without
                          ----
     duplication, foreign withholding taxes and any single business, unitary or similar taxes) based on income of ChipPAC and its Subsidiaries and paid or payable in cash, plus (d) the principal amount of all Indebtedness
                      ----
     scheduled to be paid during such period (calculated as of the first day of such period), plus (e) Cash dividends and distributions paid by ChipPAC,
                   ----
     plus (f) Contingent Incentive Payments, in each case for (1) the eleven month
     period ending June 30, 2000 or (2) any four-Fiscal Quarter period thereafter ending during or at the end of any of the periods set forth below (each applicable four-Fiscal Quarter period being a "Calculation
                                                                -----------
     Period") (all amounts in the preceding lettered clauses (a) through (f)
     ------
     referred to collectively as the "Fixed Charges") shall not be less than the
                                      -------------
     correlative ratio indicated below:

==============================================================================
                 Period During Which                    Minimum Fixed Charge
               Calculation Period Ends                     Coverage Ratio
==============================================================================
          June 30, 2000, through June 30, 2001               1.00:1.00
------------------------------------------------------------------------------
     September 30, 2001 through December 31, 2002            1.05:1.00
------------------------------------------------------------------------------
                     Thereafter                              1.10:1.00
==============================================================================


     E.  Certain Calculations.

          With respect to any period during which any Permitted Acquisition occurs or any business of any other Person is acquired by ChipPAC or any of its Subsidiaries as permitted pursuant to the terms hereof, for purposes of determining compliance or Pro Forma Compliance with the financial covenants set forth in this subsection 7.6, Consolidated Adjusted EBITDA, Consolidated Interest Expense and Fixed Charges shall be calculated with respect to such periods and such Permitted Acquisition or business on a Pro Forma Basis.

7.7  Restriction on Fundamental Changes; Asset Sales.
     -----------------------------------------------

     ChipPAC shall not, and shall not permit any of its Subsidiaries to, alter the corporate, capital or legal structure of ChipPAC or any of its Subsidiaries or enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of all or any portion of its business or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or a substantial part of the business or assets of, or Capital Stock or other evidence of beneficial ownership of, any Person or any unit or division thereof, except:

          (i) Any Subsidiary of ChipPAC (other than Company) may be merged with or into ChipPAC or any wholly owned Subsidiary, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to ChipPAC or any wholly owned Subsidiary; provided that, in the case of such a merger involving ChipPAC, ChipPAC
     --------
     shall be the continuing or surviving corporation (or, if the purpose of such merger is to reincorporate ChipPAC in the State of Delaware, such Subsidiary may be the surviving corporation of such merger so long as it assumes all the obligations of ChipPAC hereunder and under the other Loan Documents in a writing in form and substance reasonably satisfactory to the Administrative Agent) and in the case of any other merger involving a Loan Party, a Loan Party shall be the continuing or surviving corporation;

          (ii) ChipPAC and its Subsidiaries may acquire inventory, equipment and other assets in the ordinary course of business;

          (iii) ChipPAC and its Subsidiaries may sell or otherwise dispose of assets in transactions that do not constitute Asset Sales; provided that
                                                                --------
     the consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of ChipPAC or its Subsidiaries, as the case may be);

          (iv) ChipPAC and its Subsidiaries may make Asset Sales of assets having a fair market value (determined in good faith by the board of directors of ChipPAC or its Subsidiaries, as the case may be) not in excess of $15,000,000 (or $30,000,000 if, after giving effect to such Asset Sale, the Leverage Ratio determined on a Pro Forma Basis is less than 3.50:1.00) for any Fiscal Year; provided that, in each such case, (x) the
                          --------
     consideration received for such assets shall be in an amount at least equal to the fair market value thereof (determined in good faith by the board of directors of ChipPAC); and (y) the proceeds of such Asset Sales shall be applied as required by subsection 2.4B(iii)(a);

          (v) ChipPAC and its Subsidiaries may acquire the stock or other equity Securities of any Person that, as a result of such acquisition, becomes a wholly owned Subsidiary of ChipPAC or any of its Subsidiaries or is merged into ChipPAC or its Subsidiaries, or may acquire the business, property or assets of any Person; provided, that (x) on a Pro Forma Basis,
                                       --------
     ChipPAC shall be in compliance with each of the covenants set forth in subsection 7.6, (y) no Default or Event of Default shall have occurred and be continuing or result therefrom and (z) after giving effect to such Acquisition, if the Leverage Ratio determined on a Pro Forma Basis shall exceed 2.75:1.00, then the aggregate consideration paid or assumed in respect of all Permitted Acquisitions under this Agreement shall not exceed the sum of $50,000,000 and the Excess Proceeds Amount;

          (vi) ChipPAC or its Subsidiaries may create or, if permitted by clause (v) above, acquire new Subsidiaries; provided that, (a) promptly
                                                 --------
     after the formation or acquisition of each such Subsidiary, ChipPAC or such Subsidiary, as applicable, shall deliver or cause to be delivered each of the items and execute each of the documents, if any, required pursuant to subsection 6.9; and

          (vii)  ChipPAC may consummate the Purchase Transactions.

7.8  Sales and Lease-Backs.
     ---------------------

     Except for the transactions described in Schedule 7.8, ChipPAC shall not,
                                              ------------
and shall not permit any of its Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (i) which ChipPAC or any of its Subsidiaries has sold or transferred or is to sell or transfer to any other Person (other than ChipPAC or any of its Subsidiaries) or
(ii) which ChipPAC or any of its Subsidiaries intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by ChipPAC or any of its Subsidiaries to any Person (other than ChipPAC or any of its Subsidiaries) in connection with such lease.

7.9  Transactions with Shareholders and Affiliates.
     ---------------------------------------------

     ChipPAC shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any holder of 5% or more of any class of equity Securities of ChipPAC or such Subsidiary or with any Affiliate of ChipPAC or of any such Subsidiary or holder involving consideration in excess of $1,500,000, on terms that are less favorable to ChipPAC or that Subsidiary, as the case may be, than those that might be obtained at the time from Persons who are not such a holder or Affiliate; provided that the foregoing restriction
                                        --------
shall not apply to (i) transactions between ChipPAC and any Subsidiary or between Subsidiaries; (ii) reasonable and customary fees paid to members of the boards of directors of ChipPAC and its Subsidiaries; (iii) management and one-time transaction (acquisitions, divestitures and financings) fees paid by ChipPAC pursuant to the Sponsor Advisory Services Agreements, plus reasonable
                                                              ----
out-of-pocket expenses related thereto; provided, in no event shall any
                                        --------
management fees be paid (but may accrue) under the Sponsor Advisory Services Agreements at any time an Event of Default under any of subsection 8.1, 8.6, or
8.7 has occurred and is continuing; (iv) loans and advances permitted to be made under subsections 7.3(vi) or (ix); (v) Restricted Payments permitted to be made under subsection 7.5; (vi) issuance of capital stock and/or grants of stock options to any Affiliates, including employees and consultants of ChipPAC pursuant to employment or consulting arrangements; (vii) employment and consulting arrangements entered into in the ordinary course of business; (viii) the Recapitalization Transactions (including performance under the terms of the Transaction Documents); (ix) the Purchase (including performance under the terms of the Purchase Transactions Documents); (x) any agreement with ChipPAC or any Subsidiary as in effect on the Restatement Effective Date or any amendment or replacement thereto or any transaction contemplated thereby (including pursuant to any amendment or replacement thereto) so long as any amendment or replacement agreement is not more disadvantageous to ChipPAC or such Subsidiary in any material respect than the original agreement as in effect on the Restatement Effective Date; and (xi) transactions with customers, clients, suppliers, joint venture partners or purchasers or sellers of goods or services, in each case in the ordinary course of business (including, without limitation, pursuant to joint venture agreements) and otherwise in compliance with the terms of this Agreement which are fair to ChipPAC and its Subsidiaries, in the reasonable determination of the applicable board of directors or the senior management thereof, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party.

7.10  Ownership of Subsidiary Stock.
      -----------------------------

     ChipPAC shall not:

          (i) directly or indirectly sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock or other equity Securities of any of its Subsidiaries, except as permitted or required under this Agreement and the Collateral Documents or to qualify directors or for nominee holders if required by applicable law; or

          (ii) except as a result of a sale permitted hereby of all of the outstanding Capital Stock of a Loan Party to a third party, permit any Capital Stock of any Loan Party to be directly or indirectly owned by any person other than ChipPAC, Company or a Subsidiary Guarantor;

          (iii) permit any of its Subsidiaries directly or indirectly to sell, assign, pledge or otherwise encumber or dispose of any shares of Capital Stock or other equity Securities of any of its Subsidiaries (including such Subsidiary), except as permitted or required under this Agreement and the Collateral Documents, to ChipPAC or another Subsidiary of ChipPAC or to qualify directors or for nominee holders, if required by applicable law.

7.11  Amendments or Waivers of Certain Agreements.
      -------------------------------------------

     A. Amendments or Waivers of Transaction Documents. None of ChipPAC nor any of its Subsidiaries shall terminate or agree to any amendment, restatement, supplement or other modification to, or waive any of its rights under, any Transaction Document (other than any document relating to the Subordinated Debt) or any Purchase Transactions Document if such termination, amendment, restatement, supplement, modification or waiver would reasonably be expected to be materially adverse to the Lenders without obtaining the prior written consent of the Requisite Lenders to such amendment or waiver.

     B. Amendments of Documents Relating to Subordinated Debt. ChipPAC shall not, and shall not permit any of its Subsidiaries to, amend or otherwise change the terms of any Subordinated Debt, or make any payment consistent with an amendment thereof or change thereto, if the effect of such amendment or change is (i) to increase the interest rate on such Subordinated Debt, (ii) change (to earlier dates) any dates upon which payments of principal or interest are due thereon, (iii) change any event of default or condition to an event of default with respect thereto (other than to eliminate any such event of default or increase any grace period related thereto), (iv) change the redemption, prepayment or defeasance provisions thereof, (v) change the subordination provisions of such Subordinated Debt or any guaranty of any Subordinated Debt, or (vi) if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of the obligor thereunder or to confer any additional rights on the holders of such Subordinated Debt (or a trustee or other representative on their behalf) which would reasonably be expected to be materially adverse to the Lenders without obtaining the prior written consent of the Requisite Lenders to such amendment or waiver.

      C. Amendments or Waivers of Certain Intercompany Documents. ChipPAC shall not, and shall not permit any of its Subsidiaries to, terminate or agree to any amendment, restatement, supplement or other modification to, or waiver of any of its rights under, the Korean Pledge Agreement, any Intercompany Note or any other intercompany document pursuant to which any property, assets or rights of a Subsidiary are pledged to ChipPAC or another Subsidiary and further pledged by such latter Person to the Collateral Agent to secure the Obligations if such termination, amendment, restatement, supplement, modification or waiver would reasonably be expected to be adverse to the Lenders without obtaining the prior written consent of the Requisite Lenders to such amendment or waiver.

7.12  Fiscal Year.
      -----------

      Neither ChipPAC nor any of its Subsidiaries shall change its Fiscal Year-end from December 31 of each calendar year.

7.13  Conduct of Business.
      -------------------

      ChipPAC shall not, nor shall it permit any of its Subsidiaries to, engage in any business or activities other than of the type engaged in as of the Restatement Effective Date or as contemplated by the Purchase Transactions or similar, related or supportive businesses or those consented to by the Requisite Lenders, including the performance of its obligations hereunder, under the other Loan Documents, under the Transaction Documents and under the Purchase Transactions Documents.


                                  SECTION 8.
                               EVENTS OF DEFAULT

      If any of the following conditions or events ("Events of Default") shall
                                                     -----------------
occur:

8.1   Failure to Make Payments When Due.
      ---------------------------------

     Failure by Company to pay any installment of principal of any Loan when due, whether at stated maturity, by acceleration, by notice of prepayment or otherwise; failure by Company to pay when due any amount payable to an Issuing Bank in reimbursement of any drawing honored or payment made under a Letter of Credit; or failure by Company to pay any interest on any Loan or any fee or any other amount due under this Agreement or any other Loan Document within five (5) Business Days after the date due; or

8.2  Default in Other Agreements.
     ---------------------------

     (i) Failure of ChipPAC or any of its Subsidiaries to pay when due (a) any principal of or interest on any Indebtedness (other than Indebtedness referred to in subsection 8.1) in an individual principal amount of $2,500,000 or more or any items of Indebtedness with an aggregate principal amount of $7,500,000 or more, in each case beyond the end of any grace period provided therefor; or (b) any Contingent Obligation in an individual principal amount of $2,500,000 or more or any Contingent Obligations with an aggregate principal amount of $7,500,000 or more, in each case beyond the end of any grace period provided therefor; or (ii) breach or default by ChipPAC or any of its Subsidiaries with respect to any other material term of (a) any evidence of any Indebtedness in an individual principal amount of $2,500,000 or more or any items of Indebtedness with an aggregate principal amount of $7,500,000 or more or any Contingent Obligation in an individual principal amount of $2,500,000 or more or any Contingent Obligations with an aggregate principal amount of $7,500,000 or more, in each case beyond the end of any grace period provided thereof; or (b) any loan agreement, mortgage, indenture or other agreement relating to such Indebtedness or Contingent Obligation(s), or the occurrence of any other event, condition or circumstance in respect of any such Indebtedness or Contingent Obligations if in any case under this clause (ii) the effect of such breach or default or event, condition or circumstance is to cause, or to permit the holder or holders of that Indebtedness or Contingent Obligation(s) (or a trustee on behalf of such holder or holders) to cause, that Indebtedness or Contingent Obligation(s) to become or be declared due and payable (or redeemable) prior to its stated maturity or the stated maturity of any underlying obligation, as the case may be (upon the giving or receiving of notice, lapse of time, both, or otherwise); or

8.3  Breach of Certain Covenants.
     ---------------------------

     Failure of any Loan Party to perform or comply with any term or condition contained in subsection 2.5, 6.2, or Section 7 of this Agreement; provided,
                                                                  --------
however, that such failure with respect to the covenants contained in
-------
subsections 7.1 through 7.5 shall not constitute an Event of Default for ten
(10) days after such failure so long as such Loan Party is diligently pursuing the cure of such failure; or

8.4  Breach of Warranty.
     ------------------

     Any representation, warranty, certification or other statement made by ChipPAC or any of its Subsidiaries in any Loan Document or in any statement or certificate at any time given by ChipPAC or any of its Subsidiaries in writing pursuant hereto or thereto or in connection herewith or therewith shall be false in any material respect on the date as of which made; or

8.5  Other Defaults Under Loan Documents.
     -----------------------------------

     Any Loan Party shall default in the performance of or compliance with any term contained in this Agreement or any of the other Loan Documents, other than any such term referred to in any other subsection of this Section 8, and such default shall not have been remedied or waived within thirty (30) days after the earlier of (i) a Responsible Officer of ChipPAC or Company becoming aware of the occurrence of such default or (ii) receipt by ChipPAC or Company of notice from the Administrative Agent of such default; or

8.6  Involuntary Bankruptcy; Appointment of Receiver, etc.
     -----------------------------------------------------

     (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries) in an involuntary case under any Bankruptcy Law, which decree or order is not stayed; or any other similar relief shall be granted under any applicable Bankruptcy Law; or (ii) an involuntary case shall be commenced against ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries) under any Bankruptcy Law; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries), or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries) for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries), and any such event described in this clause (ii) shall continue for sixty (60) days unless dismissed, bonded or discharged; or

8.7  Voluntary Bankruptcy; Appointment of Receiver, etc.
     ---------------------------------------------------

     (i) ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries) shall have an order for relief entered with respect to it or commence a voluntary case under any Bankruptcy Law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries) shall make any assignment for the benefit of creditors; or (ii) ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries) shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of ChipPAC or any of its Subsidiaries (other than Immaterial Subsidiaries) (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) above or this clause (ii); or

8.8   Judgments and Attachments.
      -------------------------

      Any money judgment, writ or warrant of attachment or similar process involving (i) in any individual case an amount in excess of $2,500,000 or (ii) in the aggregate at any time an amount in excess of $7,500,000 (in either case not adequately covered by insurance) shall be entered or filed against ChipPAC or any of its Subsidiaries or any of their respective assets and shall remain undischarged, unvacated, unbonded or unstayed for a period of sixty (60) days (or in any event later than five days prior to the date of any proposed sale thereunder); or

8.9   Dissolution.
      -----------

      Any order, judgment or decree shall be entered against ChipPAC or any of its Subsidiaries decreeing the dissolution or split-up of ChipPAC or that Subsidiary and such order shall remain undischarged or unstayed for a period in excess of thirty (30) days; or

8.10  Employee Benefit Plans.
      ----------------------

      (i) Company or one of its ERISA Affiliates shall have engaged in a transaction which is prohibited under Section 4975 of the Internal Revenue Code or Section 406 of ERISA which results in the imposition of a liability which has a material adverse effect on Company or any of its Subsidiaries; or (ii) there shall occur any Foreign Benefit Events which, individually or in the aggregate, results in the imposition of a liability which has a Material Adverse Effect on ChipPAC or any of its Subsidiaries; or

8.11  Change in Control.
      -----------------

      (i) The Sponsors shall beneficially own less than, in the aggregate, any other Person or "group" (within meaning of 13d-3 or 13d-5 of the Exchange Act) of all issued and outstanding equity securities of ChipPAC representing economic and voting interests in ChipPAC; (ii) the Sponsors shall cease to beneficially own less than, in the aggregate, 51% of the outstanding equity securities of ChipPAC (excluding equity securities issued to management pursuant to management stock option plans or similar arrangements) representing economic interests in ChipPAC; (iii) a majority of the members of the Board of Directors of ChipPAC shall not be Continuing Directors; (iv) Company or any Operating Subsidiary shall cease to be a wholly owned Subsidiary of ChipPAC or (v) any "Change of Control" shall occur under the Subordinated Debt Documents; or

8.12  Invalidity of Guaranties.
      ------------------------

      At any time after the execution and delivery thereof, any Guaranty of the Obligations of Company for any reason, other than the satisfaction in full of all Obligations (other than indemnification obligations not due and payable), ceases to be in full force and effect (other than in accordance with its terms) or is declared to be null and void, or any Loan Party denies in writing that it has any further liability, including without limitation with respect to future advances by the Lenders, under any Loan Document to which it is a party; or

8.13  Failure of Security.
      -------------------

      Any Collateral Document shall, at any time, cease to be in full force and effect (other than by reason of a release of Collateral thereunder in accordance with the terms hereof or thereof, the satisfaction in full of the Obligations (other than indemnification obligations not due and payable) or any other termination of such Collateral Document in accordance with the terms hereof or thereof) or shall be declared null and void, or the validity or enforceability thereof shall be contested in writing by any Loan Party, or the Collateral Agent shall not have or shall cease to have a valid security interest in any Collateral purported to be covered thereby having a fair market value exceeding $1,000,000, perfected and with the priority required by the relevant Collateral Document, for any reason other than the failure of the Collateral Agent, the Administrative Agent or any Lender to take any action within its control, subject only to Liens permitted under the applicable Collateral Documents;

THEN (i) upon the occurrence of any Event of Default described in subsection 8.6 or 8.7, each of (a) the unpaid principal amount of and accrued interest on the Loans, (b) an amount equal to the maximum amount that may at any time be drawn under all Letters of Credit then outstanding (whether or not any beneficiary under any such Letter of Credit shall have presented, or shall be entitled at such time to present, the drafts or other documents or certificates required to draw under such Letter of Credit) and (c) all other Obligations, shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by ChipPAC and Company, and the obligation of each Lender to make any Loan and the obligation of the Issuing Bank to issue any Letter of Credit shall thereupon terminate, and (ii) upon the occurrence and during the continuation of any other Event of Default, the Administrative Agent shall, upon the written request of the Requisite Lenders, by written notice to Company, declare all or any portion of the amounts described in clauses (a) through (c) above to be, and the same shall forthwith become, immediately due and payable, and the obligation of each Lender to make any Loan and the obligation of the Issuing Bank to issue any Letter of Credit shall thereupon terminate; provided that the foregoing shall not affect in any
                           --------
way the obligations of the Lenders under subsection 3.3C(i).

     Notwithstanding anything contained in the preceding paragraph, if at any time within sixty (60) days after an acceleration of the Loans pursuant to such paragraph Company shall pay all arrears of interest and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified in this Agreement) and all Defaults and Events of Default (other than non-payment of the principal of and accrued interest on the Loans, in each case which is due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to subsection 10.6, then the Requisite Lenders, by written notice to Company, may at their option rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent Default or Event of Default or impair any right consequent thereon. The provisions of this paragraph are intended merely to bind the Lenders to a decision which may be made at the election of the Requisite Lenders and are not intended to benefit Company and do not grant Company the right to require the Lenders to rescind or annul any acceleration hereunder or preclude the Agents or the Lenders from exercising any of the rights or remedies available to them under any of the Loan Documents, even if the conditions set forth in this paragraph are met.

                                  SECTION 9.
                                    AGENTS

9.1  Appointment.
     -----------

     A. CSFB is hereby appointed the Administrative Agent and Sole Lead Arranger hereunder and under the other Loan Documents. CSFB is also hereby appointed the Collateral Agent hereunder and under the Collateral Documents. Each Lender hereby authorizes each Agent to act as its agent in accordance with the terms of this Agreement and the other Loan Documents. Each Agent agrees to act upon the express conditions contained in this Agreement and the other Loan Documents, as applicable. The provisions of this Section 9 are solely for the benefit of the Agents and the Lenders and neither ChipPAC nor Company shall have any rights as a third party beneficiary of any of the provisions thereof. In performing its functions and duties under this Agreement, each Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for ChipPAC or any of its Subsidiaries. Upon the conclusion of the Initial Period, all obligations of the Sole Lead Arranger hereunder shall terminate and thereafter the Sole Lead Arranger shall have no obligations or liabilities under any of the Loan Documents.

     B. Appointment of Supplemental Collateral Agents. It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent or the Collateral Agent deems that by reason of any present or future law of any jurisdiction the Administrative Agent or the Collateral Agent may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Administrative Agent or the Collateral Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "Supplemental Collateral Agent" and collectively as "Supplemental Collateral
 -----------------------------                       -----------------------
Agents").
------

     In the event that the Administrative Agent or the Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent or the Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Loan Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either the Administrative Agent or the Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Section 9 and of subsections 10.2 and
10.3 that refer to the Administrative Agent or the Collateral Agent shall inure to the benefit of such Supplemental Collateral Agent and all references therein to the Administrative Agent or the Collateral Agent shall be deemed to be references to the Administrative Agent or the Collateral Agent and/or such Supplemental Collateral Agent, as the context may require.

     Should any instrument in writing from ChipPAC, Company or any other Loan Party be required by any Supplemental Collateral Agent so appointed by the Administrative Agent or the Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, ChipPAC shall, or shall cause such Loan Party to, execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent or the Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by the Administrative Agent or the Collateral Agent until the appointment of a new Supplemental Collateral Agent.

9.2  Powers; General Immunity.
     ------------------------

     A. Duties Specified. Each Lender irrevocably authorizes each Agent to take such action on such Lender's behalf and to exercise such powers hereunder and under the other Loan Documents as are specifically delegated to such Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Agent shall have only those duties and responsibilities that are expressly specified in this Agreement and the other Loan Documents and it may perform such duties by or through its agents or employees. No Agent shall have, by reason of this Agreement or any of the other Loan Documents, a fiduciary relationship in respect of any Lender, and nothing in this Agreement or any of the other Loan Documents, expressed or implied, is intended to or shall be so construed as to impose upon any Agent any obligations in respect of this Agreement or any of the other Loan Documents except as expressly set forth herein or therein.

     B. No Responsibility for Certain Matters. No Agent shall be responsible to any Lender for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any

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

representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports or certificates or any other documents furnished by any Agent to the Lenders or by or on behalf of ChipPAC and/or its Subsidiaries to any Agent or any Lender in connection with the Loan Documents and the transactions contemplated thereby or for the financial condition or business affairs of ChipPAC, Company or any other Person liable for the payment of any Obligations, nor shall any Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Loan Documents or as to the use of the proceeds of the Loans or the use of the Letters of Credit or as to the existence or possible existence of any Default or Event of Default. Anything contained in this Agreement to the contrary notwithstanding, the Administrative Agent shall not have any liability arising from confirmations of the amount of outstanding Loans or the Total Utilization of Revolving Loan Commitments or the component amounts thereof.

     C. Exculpatory Provisions. Neither any Agent nor any of such Agent's respective officers, directors, employees or agents shall be liable to the Lenders for any action taken or omitted by such Agent under or in connection with any of the Loan Documents except to the extent caused by such Agent's gross negligence or willful misconduct. If any Agent shall request instructions from the Lenders with respect to any act or action (including the failure to take an action) in connection with this Agreement or any of the other Loan Documents, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6). Without prejudice to the generality of the foregoing,
(i) such Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for ChipPAC and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Lender shall have any right of action whatsoever against such Agent as a result of such Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6). Such Agent shall be entitled to refrain from exercising any power, discretion or authority vested in it under this Agreement or any of the other Loan Documents unless and until it has obtained the instructions of the Requisite Lenders (or such other Lenders as may be required to give such instructions under subsection 10.6).

     D. Agents Entitled to Act as the Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or

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

obligations upon, any Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans and the Letters of Credit, each Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not performing the duties and functions delegated to it hereunder, and the term "Lender" or "Lenders" or any similar term shall, unless the context clearly otherwise indicates, include such Agent in its individual capacity. Each Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of banking, trust, financial advisory or other business with ChipPAC or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from ChipPAC and/or its Subsidiaries for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

9.3  Representations and Warranties; No Responsibility for Appraisal of
     ------------------------------------------------------------------
     Creditworthiness.
     ----------------

     Each Lender represents and warrants that it has made its own independent investigation of the financial condition and affairs of ChipPAC and its Subsidiaries in connection with the making of the Loans and the issuance of Letters of Credit hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of ChipPAC and its Subsidiaries. No Agent shall have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of the Lenders or, except as expressly provided elsewhere in this Agreement, to provide any Lender with any credit or other information with respect thereto (except as provided in Section 4 or subsection 6.1), whether coming into its possession before the making of the Loans or at any time or times thereafter, and no Agent shall have any responsibility with respect to the accuracy of or the completeness of any information provided to the Lenders.

9.4  Right to Indemnity.
     ------------------

     Each Lender, in proportion to its Pro Rata Share, severally agrees to indemnify each Agent, to the extent that such Agent shall not have been reimbursed by Company, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, reasonable counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Agent in performing its duties hereunder or under the other Loan Documents or otherwise in its capacity as such Agent in any way relating to or arising out of this Agreement or the other Loan Documents;

provided that no Lender shall be liable for any portion of such liabilities,
--------
obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's gross negligence or willful misconduct. If any indemnity furnished to any Agent for any purpose shall, in the opinion of such Agent, be insufficient or become impaired,

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

such Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

9.5  Successor Administrative Agent and Swing Line Lender.
     ----------------------------------------------------

     A. Successor Administrative Agent. The Administrative Agent may resign at any time by giving thirty (30) days' prior written notice thereof to the Lenders, ChipPAC and Company. Upon any such notice of resignation, the Requisite Lenders shall have the right, upon five (5) Business Days' notice to ChipPAC and Company, to appoint a successor Administrative Agent with the consent of ChipPAC and Company. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation hereunder as the Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

     B. Successor Swing Line Lender. Any resignation of the Administrative Agent pursuant to subsection 9.5A shall also constitute the resignation of CSFB or its successor as the Swing Line Lender, and any successor Administrative Agent appointed pursuant to subsection 9.5A shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event any outstanding Swing Line Loans made by the retiring Administrative Agent in its capacity as Swing Line Lender shall be transferred to the successor Swing Line Lender.

9.6  Collateral Documents; Successor Collateral Agent.
     -------------------------------------------------

     Each Lender hereby further authorizes the Collateral Agent to enter into each Collateral Document as secured party on behalf of and for the benefit of the Lenders and the other beneficiaries named therein and agrees to be bound by the terms of each Collateral Document; provided that the Collateral Agent shall
                                       --------
not enter into or consent to any material amendment, modification, termination or waiver of any provision contained in any Collateral Document without the prior consent of the Requisite Lenders (or, if required pursuant to subsection 10.6, all the Lenders); provided further, however, that, without further written
                        -------- -------  -------
consent or authorization from any Lender, the Collateral Agent may execute any documents or instruments necessary to effect the release of any asset constituting Collateral from the Lien of the applicable Collateral Document in the event that such asset is sold in a transaction to which the Requisite Lenders have consented or otherwise disposed of in a transaction permitted by this Agreement, or to the extent otherwise permitted or required by any Collateral Document. Anything contained in any of the Loan Documents to the contrary notwithstanding, each Lender agrees that no Lender shall have any right individually to realize upon any of the Collateral under any Collateral Document (including without limitation through the exercise of a right of set-off against call deposits of such Lender in which any funds on deposit in the Collateral Account may from time to time be invested), it being understood and agreed that all rights and remedies under the Collateral Documents may be exercised solely by the Collateral Agent for the benefit of the Lenders and the other beneficiaries named therein in accordance with the terms thereof. The Collateral Agent may resign at any time, and a successor Collateral Agent may be appointed, in accordance with subsection 9.5 as if such subsection 9.5 applied to the Collateral Agent in lieu of the Administrative Agent.


                                  SECTION 10.
                                 MISCELLANEOUS

10.1  Assignments and Participations in Loans and Letters of Credit.
      -------------------------------------------------------------

     A. General. Subject to subsection 10.1B or 10.1C, as applicable, each Lender shall have the right at any time to (i) sell, assign, transfer or negotiate to any Eligible Assignee, or (ii) sell participations to any Person in, all or any part of its Commitments (together with its Letters of Credit or participations therein made or arising pursuant to its Revolving Loan Commitment) or any Loan or Loans made by it or any other interest herein or in any other Obligations owed to it; provided that no such sale, assignment,
                                  --------
transfer or participation shall, without the consent of ChipPAC or Company, require Company to file a registration statement with the Securities and Exchange Commission or apply to qualify such sale, assignment, transfer or participation under the securities laws of any state; provided further that no
                                                      -------- -------
such sale, assignment or transfer
described in clause (i) above shall be effective unless and until an Assignment Agreement effecting such sale, assignment or transfer shall have been accepted by the Administrative Agent and recorded in the Register as provided in subsection 10.1B(ii); provided, further that no such sale, assignment, transfer
                      --------  -------
or participation of any Letter of Credit or any participation therein may be made separately from a sale, assignment, transfer or participation of a corresponding interest in the Revolving Loan Commitment and the Revolving Loans of the Lender effecting such sale, assignment, transfer or participation. Except as otherwise provided in this subsection 10.1, no Lender shall, as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any sale, assignment, transfer or negotiation of, or any granting of participations in, all or any part of its Commitments or the Loans, the Letters of Credit or participations therein or the other Obligations owed to such Lender.

     B.   Assignments.

          (i) Amounts and Terms of Assignments.  Each Commitment, Loan, Letter
              --------------------------------
     of Credit, or participation therein or other Obligation may (a) be assigned in any amount to another Lender who is a Non-Defaulting Lender, or to an Approved Fund or an Affiliate of the assigning Lender or another Lender who, in either such case, is a Non-Defaulting Lender, with the giving of notice to Company and the Administrative Agent or (b) be assigned in an aggregate amount of not less than $5,000,000 (or, in the case of the Term C Loans, $2,500,000) (or, in each case, such lesser amount (1) as shall constitute the aggregate amount of the Commitments, Loans, Letters of Credit, and participations therein and other Obligations of the assigning Lender, or (2) as may be agreed to by Company and the Administrative Agent) to any other Eligible Assignee with the consent of the Administrative Agent (such consent not to be unreasonably withheld) and so long as no Event of Default shall have occurred and be continuing with the consent of Company (such consent not to be unreasonably withheld). To the extent of any such assignment in accordance with either clause (a) or (b) above, the assigning Lender shall be relieved of its obligations with respect to its Commitments, Loans, Letters of Credit, or participations therein or other Obligations or the portion thereof so assigned. The parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment Agreement, together with a processing fee of $3,500 payable by the assigning Lender, and, if requested by the Administrative Agent, a completed administrative questionnaire in the Administrative Agent's customary form with respect to the assignee under such Assignment Agreement. Upon such execution, delivery, acceptance and recordation, from and after the effective date specified in such Assignment Agreement, (y) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Lender hereunder and (z) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment Agreement covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto); provided that, anything contained in any
                                        --------
     of the Loan Documents to the contrary notwithstanding, if such Lender is the Issuing Bank such Lender shall continue to have all rights and obligations of the Issuing Bank with respect to outstanding Letters of Credit until the cancellation or expiration of such Letters of Credit and the reimbursement of any amounts drawn thereunder. The Commitments hereunder shall be modified to reflect the Commitments of such assignee and any remaining Commitments of such assigning Lender.

          (ii) Acceptance by the Administrative Agent; Recordation in Register.
               ---------------------------------------------------------------
     Upon its receipt of an Assignment Agreement executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with the processing fee referred to in subsection 10.1B(i), the Administrative Agent shall, if such Assignment Agreement has been completed and is in substantially the form of Exhibit IX hereto and if the Administrative Agent
                               ----------
     has consented to the assignment evidenced thereby (to the extent such consent is required pursuant to subsection 10.1B(i)), (a) accept such Assignment Agreement by executing a counterpart thereof as provided therein (which acceptance shall evidence any required consent of the Administrative Agent to such assignment), (b) record the information contained therein in the Register, and (c) give prompt notice thereof to Company. The Administrative Agent shall maintain a copy of each Assignment Agreement delivered to and accepted by it as provided in this subsection 10.1B(ii).

     C. Participations. The holder of any participation, other than an Affiliate of the Lender granting such participation, shall not be entitled to require such Lender to take or omit to take any action hereunder except action
(i) effecting the extension of the final maturity of the Loan allocated to such participation or (ii) effecting a reduction of the principal amount of or affecting the rate of interest payable on any Loan or any fee allocated to such participation. ChipPAC, Company and each Lender hereby acknowledge and agree that, solely for purposes of subsections 2.6D, 2.7, 3.6, 10.2, 10.3, 10.4 and 10.5, (a) any participation will give rise to a direct obligation of ChipPAC and Company to the participant and (b) the participant shall be considered to be a "Lender".

     D. Assignments to Federal Reserve Banks. In addition to the assignments and participations permitted under the foregoing provisions of this subsection 10.1, any Lender may assign and pledge all or any portion of its Loans and the other Obligations owed to such Lender to any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve Bank; and any Lender which is an investment fund may pledge all or any portion of its Loans to its trustee in support of its obligations to such trustee; provided that (i) no Lender shall,
                                            --------
as between Company and such Lender, be relieved of any of its obligations hereunder as a result of any such assignment and pledge and (ii) in no event shall such Federal Reserve Bank be considered to be a "Lender" or be entitled to require the assigning Lender to take or omit to take any action hereunder.

     E. Information. Each Lender may furnish any information concerning ChipPAC and its Subsidiaries in the possession of that Lender from time to time to assignees and participants (including prospective assignees and participants), subject to subsection 10.21.

     F. Special Purpose Funding Vehicle. Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Bank") may grant to a special
                                          -------------
purpose funding vehicle (a "SPC"), identified as such in writing from time to
                            ---
time by the Granting Bank to the Administrative Agent, ChipPAC and Company, the option to provide to Company all or any part of any Loan that such Granting Bank would otherwise be obligated to make to Company pursuant to this Agreement;

provided that (i) nothing herein shall constitute a commitment by any SPC to
--------
make any Loan, and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Bank shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Bank). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this subsection 10.1F, any SPC may (i) with notice to, but without the prior written consent of, Company, ChipPAC and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Bank or to any financial institutions (consented to by Company, ChipPAC and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC. This section may not be amended without the written consent of the SPC.

     G. Limitation. No assignee, participant or other transferee of any Lender's rights shall be entitled to receive any greater payment under subsection 2.7 than such Lender would have been entitled to receive with respect to the rights transferred, unless such transfer is made with Company's prior written consent or at a time when the circumstances giving rise to such greater payment did not exist.

10.2  Expenses.
      --------

      ChipPAC and Company agree, jointly and severally, to pay promptly (i) all the actual and reasonable costs and out-of-pocket expenses of the Agents in connection with the preparation of the Loan Documents; (ii) all costs of furnishing all opinions by counsel for ChipPAC and its Subsidiaries (including without limitation any opinions requested by the Lenders or Agents as to any legal matters arising hereunder) and of each of ChipPAC's and Company's performance of and compliance with all agreements and conditions on its part to be performed or complied with under this Agreement and the other Loan Documents including, without limitation, with respect to confirming compliance with environmental and insurance requirements; (iii) the reasonable fees, expenses and disbursements of counsel to the Agents (including allocated costs of internal counsel) in connection with the negotiation, preparation, execution and administration of the Loan Documents and the Loans and any consents, amendments, waivers or other modifications hereto or thereto, in each case, requested by or for the benefit of ChipPAC or Company and any other documents or matters requested by Company; (iv) all other reasonable costs and expenses incurred by the Agents in connection with the negotiation, preparation and execution of the Loan Documents and the transactions contemplated hereby and thereby and the syndication of the Loans and Commitments; and (v) after the occurrence of a Default or Event of Default, all the respective reasonable costs and expenses, including reasonable attorneys' fees (including allocated costs of internal counsel) and costs of settlement, incurred by the Agents and the Lenders in enforcing any Obligations of or in collecting any payments due from ChipPAC or Company hereunder or under the other Loan Documents by reason of such Default or Event of Default or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a "work-out" or pursuant to any insolvency or bankruptcy proceedings.

10.3  Indemnity.
      ---------

      In addition to the payment of expenses pursuant to subsection 10.2, whether or not the transactions contemplated hereby shall be consummated, ChipPAC and Company agree, jointly and severally, to defend (subject to Indemnitees' selection of counsel), indemnify, pay and hold harmless on an after-tax basis the Agents and the Lenders, and the officers, directors, employees, agents, attorneys and affiliates of the Agents and the Lenders (collectively called the "Indemnitees") from and against any and all other
                          -----------
liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including without limitation the reasonable fees and disbursements of counsel for such Indemnitees, and all such fees and disbursements, as well as other costs and expenses, incurred by Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto), whether direct, indirect or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including without limitation securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including without limitation the Lenders' agreement to make the Loans hereunder or the use or intended use of the proceeds of any of the Loans or the issuance of Letters of Credit hereunder or the use or intended use of any of the Letters of Credit) or any Environmental Liabilities that arise from or relate to the management, use, control, ownership, occupancy or operation of any Facility or assets of any Loan Party or its Subsidiaries (including without limitation, all on-site and off-site activities involving Hazardous Materials), or the Release or threatened Release of any Hazardous Materials (or allegations of the same) on or from any of the Facilities or on or from any other property where Hazardous Materials are or were (or are or were alleged to be) Released or threatened to be Released in connection with any of the Facilities or the business of any of the Loan Parties, their Subsidiaries, or any predecessor in interest to the Loan Parties or their Subsidiaries (collectively called the "Indemnified Liabilities"); provided that neither
                          -----------------------    --------
ChipPAC nor Company shall have any obligation to any Indemnitee hereunder with respect to any Indemnified Liabilities to the extent that such Indemnified Liabilities arose from the bad faith, gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to defend, indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, each of ChipPAC and Company shall contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnitees or any of them.

10.4  Set-Off; Security Interest in Deposit Accounts.
      ----------------------------------------------

     In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized by each of ChipPAC and Company at any time or from time to time, without notice to ChipPAC or Company or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, Indebtedness evidenced by certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other Indebtedness at any time held or owing by that Lender (at any office of that Lender wherever located) to or for the credit or the account of ChipPAC or Company against and on account of the obligations and liabilities of ChipPAC or Company to that Lender under this Agreement, the Letters of Credit and participations therein, including, but not limited to, all claims of any nature or description arising out of or connected with this Agreement, the Letters of Credit and participations therein or any other Loan Document, irrespective of whether or not (i) that Lender shall have made any demand hereunder or (ii) the principal of or the interest on the Loans or any amounts in respect of the Letters of Credit or any other amounts due hereunder shall have become due and payable pursuant to Section 8 and although said obligations and liabilities, or any of them, may be contingent or unmatured. Each of ChipPAC and Company hereby further grants to the Administrative Agent and each Lender a security interest in all deposits and accounts maintained with the Administrative Agent or such Lender as security for the Obligations.

10.5  Ratable Sharing.
      ---------------

     The Lenders hereby agree among themselves that if any of them shall, whether by voluntary payment (other than a voluntary prepayment of Loans made and applied in accordance with the terms of this Agreement), by realization upon security, through the exercise of any right of set-off or banker's lien, by counterclaim or cross action or by the enforcement of any right under the Loan Documents or otherwise, or as adequate protection of a deposit treated as cash collateral under any Bankruptcy Law, receive payment or reduction of a proportion of the aggregate amount of principal, interest, amounts payable in respect of Letters of Credit, fees and other amounts then due and owing to that Lender hereunder or under the other Loan Documents (collectively, the "Aggregate
                                                                       ---------
Amounts Due" to such Lender) which is greater than the proportion received by
-----------
any other Lender in respect of the Aggregate Amounts Due to such other Lender, then the Lender receiving such proportionately greater payment shall (i) notify the Administrative Agent and each other Lender of the receipt of such payment and (ii) apply a portion of such payment to purchase participations (which it shall be deemed to have purchased from each seller of a participation simultaneously upon the receipt by such seller of its portion of such payment) in the Aggregate Amounts Due to the other Lenders so that all such recoveries of Aggregate Amounts Due shall be shared by all the Lenders in proportion to the Aggregate Amounts Due to them; provided that if all or part of such
                               --------
proportionately greater payment received by such purchasing Lender is thereafter recovered from such Lender upon the bankruptcy, reorganization or insolvency proceeding of ChipPAC or Company or otherwise, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such purchasing Lender ratably to the extent of such recovery, but without interest. Each of ChipPAC and Company expressly consents to the foregoing arrangement and agrees that any holder of a participation so purchased may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by ChipPAC or Company to that holder with respect thereto as fully as if that holder were owed the amount of the participation held by that holder.

10.6  Amendments and Waivers.
      ----------------------

      A. No amendment, modification, termination or waiver of any provision of this Agreement, or consent to any departure by ChipPAC, Company or any other Loan Party therefrom, shall in any event be effective without the written consent of the Requisite Lenders; provided that any such amendment,
                                  --------
modification, termination, waiver or consent which: (a) reduces the principal amount of any of the Loans; (b) changes in any manner any provision of this Agreement which, by its terms, expressly requires the approval or consent of all the Lenders; (c) postpones the scheduled final maturity date of any of the Loans; (d) reduces the percentage specified in the definition of the "Requisite Lenders" (it being understood that, with the consent of the Requisite Lenders, additional extensions of credit pursuant to this Agreement may be included in the definition of the "Requisite Lenders" on substantially the same basis as the Term A Loans, Term A Loan

Commitments, Term B Loans, Term B Loan Commitments, Term Delayed Draw Loans, Term Delayed Draw Loan Commitments, Revolving Loans and Revolving Loan Commitments are included on the Closing Date); (e) postpones the date or reduces the amount of any scheduled payment (but not prepayment) of principal of any of the Loans or of any scheduled reduction of the Revolving Credit Commitments or Term Delayed Draw Loan Commitments; (f) postpones the date on which any interest or any fees are payable; (g) decreases the interest rate borne by any of the Loans (other than any waiver of any increase in the interest rate applicable to any of the Loans pursuant to subsection 2.2E) or the amount of any fees payable hereunder; (h) releases all or substantially all of the Collateral; (i) except as permitted by this Agreement (subsection 7.7) or any Guaranty, releases any of the Guarantors from their obligations under the Guaranties; (j) reduces the amount or postpones the due date of any amount payable in respect of, or extends the required expiration date of, any Letter of Credit; or (k) changes in any manner the provisions contained in this subsection 10.6, shall be effective only if evidenced by a writing signed by or on behalf of all the Lenders to whom Obligations are owed or who have Commitments outstanding being directly affected by such amendment, modification, termination, waiver or consent. In addition,
(i) any amendment, modification, termination or waiver of any of the provisions contained in Section 4 shall be effective only if evidenced by a writing signed by or on behalf of the Administrative Agent, (ii) no increase in the Commitments of any Lender over the amount thereof then in effect shall be effective without the written concurrence of that Lender, it being understood and agreed that in no event shall waivers or modifications of conditions precedent, covenants, Defaults, Events of Default or of a mandatory prepayment or a reduction of any or all of the Commitments be deemed to constitute an increase of the Commitment of any Lender and that an increase in the available portion of any Commitment of any Lender shall not be deemed to constitute an increase in the Commitment of such Lender, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1A(vi) or any other provision of this Agreement relating to the Swing Line Loan Commitment or the Swing Line Loans shall be effective without the written concurrence of the Swing Line Lender, (iv) no amendment, modification, termination or waiver of any provision of Section 3 relating to the rights or obligations of the Issuing Bank shall be effective without the written concurrence of the Issuing Bank with respect to any Letter of Credit then outstanding, and (v) no amendment, modification, termination or waiver of any provision of Section 9 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of any Agent shall be effective without the written concurrence of such Agent. The Administrative Agent may, but shall have no obligation to, with the concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender and no amendment, modification, termination or waiver of any provision of subsection 2.4 which has the effect of changing any voluntary or mandatory prepayments or Commitment reductions applicable to any Class (the "Affected Class") in a manner that disproportionately disadvantages such
 --------------
Class relative to any other Class
shall be effective without the written concurrence of the Requisite Class Lenders of the Affected Class (it being understood and agreed that any amendment, modification, termination or waiver of any such provision which only postpones or reduces any voluntary or mandatory prepayment or Commitment reduction from those set forth in subsection 2.4 with respect to one Class but not the other Classes shall be deemed to disproportionately disadvantage such one Class but not to disproportionately disadvantage such other Classes for purposes of this clause). Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on ChipPAC or Company in any case shall entitle ChipPAC or Company to any other or further notice or demand in similar or other circumstances. Any amendment, modification, termination, waiver or consent effected in accordance with this subsection 10.6 shall be binding upon each Lender at the time outstanding, each future Lender and, if signed by ChipPAC or Company, on ChipPAC or Company.

10.7  Independence of Covenants.
      -------------------------

      All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another such covenant shall not avoid the occurrence of an Default or Event of Default if such action is taken or condition exists.

10.8  Notices.
      -------

      Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telecopy or telex, or four Business Days after depositing it in the United States mail, registered or certified, with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth on the signature pages hereof attached hereto, or such other address as shall be designated by such party in a written notice delivered to the Administrative Agent, ChipPAC and Company.

10.9  Survival of Representations, Warranties and Agreements.
      ------------------------------------------------------

      A. All representations, warranties and agreements made herein shall survive the execution and delivery of this Agreement and the making of the Loans and the issuance of the Letters of Credit hereunder.

       B. Notwithstanding anything in this Agreement or implied by law to the contrary, the respective agreements of ChipPAC and Company set forth in subsections 2.6D, 2.7, 3.5A, 3.6, 10.2, 10.3 and 10.4, as applicable and the agreements of the Lenders set forth in subsections 9.2C, 9.4, 10.4, 10.5 and
10.21 shall survive the payment of the Loans, the cancellation or expiration of the Letters of Credit and the reimbursement of any amounts drawn or paid thereunder, and the termination of this Agreement.

10.10  Failure or Indulgence Not Waiver; Remedies Cumulative.
       -----------------------------------------------------

       No failure or delay on the part of any Agent or any Lender in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

10.11  Marshalling; Payments Set Aside.
       -------------------------------

       Neither any Agent nor any Lender shall be under any obligation to marshal any assets in favor of ChipPAC, Company or any other party or against or in payment of any or all of the Obligations. To the extent that ChipPAC or Company makes a payment or payments to the Administrative Agent or the Lenders (or to the Administrative Agent or Collateral Agent for the benefit of the Lenders), or any Agent or the Lenders enforce any security interests or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, any other state or federal law, common law or any equitable cause, then, to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor or related thereto, shall be revived and continued in full force and effect as if such payment or payments had not been made or such enforcement or setoff had not occurred.

10.12  Severability.
       ------------

       In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

10.13  Obligations Several; Independent Nature of the Lenders' Rights.
       --------------------------------------------------------------

       The obligations of the Lenders hereunder are several and no Lender shall be responsible for the obligations or Commitments of any other Lender hereunder. Nothing contained herein or in any other Loan Document, and no action taken by the Lenders pursuant hereto or thereto, shall be deemed to constitute the Lenders as a partnership, an association, a joint venture or any other kind of entity. The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

10.14  Maximum Amount.
       --------------

       A. It is the intention of ChipPAC, Company and the Lenders to conform strictly to the usury and similar laws relating to interest from time to time in force, and all agreements between the Loan Parties and their respective Subsidiaries and the Lenders, whether now existing or hereafter arising and whether oral or written, are hereby expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity hereof or otherwise, shall the amount paid or agreed to be paid in the aggregate to the Lenders as interest (whether or not designated as interest, and including any amount otherwise designated but deemed to constitute interest by a court of competent jurisdiction) hereunder or under the other Loan Documents or in any other agreement given to secure the Indebtedness or obligations of ChipPAC or Company to the Lenders, or in any other document evidencing, securing or pertaining to the Indebtedness evidenced hereby, exceed the maximum amount permissible under applicable usury or such other laws (the "Maximum Amount"). If under any
                                          --------------
circumstances whatsoever fulfillment of any provision hereof, or any of the other Loan Documents, at the time performance of such provision shall be due, shall involve exceeding the Maximum Amount, then, ipso facto, the obligation to be fulfilled shall be reduced to the Maximum Amount. For the purposes of calculating the actual amount of interest paid and/or payable hereunder in respect of laws pertaining to usury or such other laws, all sums paid or agreed to be paid to the holder hereof for the use, forbearance or detention of the Indebtedness of ChipPAC or Company evidenced hereby, outstanding from time to time shall, to the extent permitted by Applicable Law, be amortized, pro-rated, allocated and spread from the date of disbursement of the proceeds of the Loans until payment in full of all of such Indebtedness, so that the actual rate of interest on account of such Indebtedness is uniform through the term hereof.
The terms and provisions of this subsection shall control and supersede every other provision of all agreements between ChipPAC, Company and the Lenders.

       B. If under any circumstances any Lender shall ever receive an amount which would exceed the Maximum Amount, such amount shall be deemed a payment in reduction of the principal amount of the Loans and shall be treated as a voluntary prepayment under subsection 2.4B(i) and shall be so applied in accordance with subsection 2.4 hereof or, if such excessive interest exceeds the unpaid balance of the Loans and any other Indebtedness of ChipPAC or Company in favor of such Lender, the excess shall be deemed to have been a payment made by mistake and shall be refunded to ChipPAC or Company, as applicable.

10.15  Headings.
       --------

       Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

10.16  Applicable Law.
       --------------

       THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

10.17  Successors and Assigns.
       ----------------------

       This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders (it being understood that the Lenders' rights of assignment are subject to subsection 10.1). Neither ChipPAC's or Company's respective rights or obligations hereunder nor any interest therein may be assigned or delegated by ChipPAC or Company without the prior written consent of all Lenders.

10.18  Consent to Jurisdiction and Service of Process.
       ----------------------------------------------

       ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST CHIPPAC OR COMPANY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY OBLIGATIONS THEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, COMPANY FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)   WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO COMPANY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 10.8;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER COMPANY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST COMPANY IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 10.18 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

10.19  Waiver of Jury Trial.
       --------------------

       EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS LOAN TRANSACTION OR THE LENDER/BORROWER RELATIONSHIP OR OTHER RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including, without limitation, contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement, and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 10.19 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE LOANS MADE HEREUNDER. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

10.20  Judgment Currency.
       -----------------

       A. The obligations of Company and the other Loan Parties hereunder and under the other Loan Documents to make payments in dollars (the "Obligation
                                                                 ----------
Currency") shall not be discharged or satisfied by any tender or recovery
--------
pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent or a Lender or the Issuing Bank of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent or such Lender or the Issuing Bank under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against Company or any other Loan Party or in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation
                    -----------------
Currency, the conversion shall be made at the rate of exchange (as quoted by the Administrative Agent or if the Administrative Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Administrative Agent) determined, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").
                                ---------------------------------

       B. If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, Company covenants and agrees to pay, or cause to be paid, as a separate obligation and notwithstanding any judgment, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

       C. For purposes of determining the rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

10.21  Confidentiality.
       ---------------

       Each Lender shall hold all non-public information obtained pursuant to the requirements of this Agreement in accordance with such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking and investing practices, it being understood and agreed by ChipPAC and Company that in any event a Lender may make disclosures reasonably required by any bona fide assignee, transferee or participant in connection with the contemplated assignment or transfer by such Lender of any Loans or any participation therein or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided that nothing herein shall prevent any Agent or any Lender from
--------
disclosing any such information (i) to the Administrative Agent or any other Lender, (ii) any of its employees, directors, officers, agents or affiliates who need to know such information in accordance with customary safe and sound banking or commercial lending practices who receive such information having been made aware of the confidential nature thereof, (iii) upon the request or demand of any Governmental Authority having jurisdiction over it, (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Applicable Laws, (v) if required to do so in connection with any litigation or similar proceeding, (vi) which has been publicly disclosed other than in breach of this subsection 10.21 or (vii) to the National Association of Insurance Commissioners or any securities exchange or any similar organization, or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender. In the event that any Lender discloses any information pursuant to clauses (iv) or (v) of the preceding sentence, such Lender will, before such disclosure, give notice thereof to ChipPAC and Company if such Lender is lawfully permitted to do so; and provided, further that in no
                                                   --------  -------
event shall any Lender be obligated or required to return any materials furnished by ChipPAC or any of its Subsidiaries unless requested by ChipPAC or any of its Subsidiaries to do so.

10.22  Counterparts; Effectiveness.
       ---------------------------

       A. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

       B. This Agreement shall become effective when it shall have been executed by ChipPAC, Company, each Subsidiary Guarantor (in connection with its agreement in Section 10.24) and the Administrative Agent, and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of (i) each Lender with a Term C Loan Commitment, and (ii) the Requisite Class Lenders for each Class of Loans and/or Commitments hereunder.

10.23. No Novation.
       -----------

       The execution, delivery and effectiveness of this Agreement shall not extinguish the obligations for the payment of money outstanding under the Original Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Original Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement or any other document contemplated hereby shall be construed as a release or other discharge of Company under the Original Credit Agreement or any Guarantor under any Loan Document from any of its obligations and liabilities thereunder. Each of the Original Credit Agreement and the other Loan Documents shall remain in full force and effect, until and except as modified hereby in connection herewith.

10.24. Consent of Subsidiary Guarantors.
       --------------------------------

       Each Subsidiary Guarantor, by its signature below, (i) acknowledges notice of, and consents to the terms of, this Agreement and the additional extensions of credit contemplated hereby (including with respect to the Incremental Revolving Loan Amount, if any) and (ii) affirms its Guaranty of the Obligations (as the same may be increased as contemplated hereby) and (to the extent applicable) the pledge of its assets as Collateral to secure such Obligations, all as provided in the Loan Documents as originally executed, and acknowledges and agrees that such Guaranty and, if applicable, pledge continue in full force and effect in respect of, and to secure, the Obligations (as the same may be increased as contemplated hereby).

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                            CHIPPAC INTERNATIONAL COMPANY LIMITED


                            By: /s/ Sharon St. Clair-Douglas
                               ---------------------------------------
                               Name: Sharon St. Clair-Douglas
                               Title: Power of Attorney

                            Notice Address:

                            c/o HWR Services Limited
                            Craigmuir Chambers, P.O. Box 71
                            Road Town, Tortola
                            British Virgin Islands

                                and

                            ChipPAC, Inc.
                            3151 Coronado Drive
                            Santa Clara, CA 95054
                            Attn: Chief Financial Officer
                            Telephone: (408) 486-5900
                            Facsimile: (408) 486-5911

                            with a copy to:

                            Bain Capital, Inc.
                            Two Copley Place
                            Boston, MA 02116
                            Attn:  Edward Conard and Marshall Haines
                            Telephone: (617) 572-3000
                            Facsimile: (617) 572-3274

                                and

                            Kirkland & Ellis
                            200 East Randolph Drive
                            Chicago, IL  60601
                            Attn:  Linda Myers
                            Telephone:  (312) 861-2000
                            Facsimile:  (312) 861-2200

                                and

                            Citicorp Venture Capital, Ltd.
                            399 Park Avenue
                            New York, NY 10043
                            Attn: Paul C. Schorr IV
                            Telephone:  (212) 559-2056
                            Facsimile:  (212) 888-2940

                                and

                            Dechert Price & Rhoads
                            4000 Bell Atlantic Tower
                            1717 Arch Street
                            Philadelphia, PA 19103
                            Attn: G. Daniel O'Donnell
                            Telephone:  (215) 994-4000
                            Facsimile:  (215) 994-2222


                            CHIPPAC, INC.


                            By: /s/ Sharon St. Claire-Douglas
                               ---------------------------------------
                               Name: Sharon St. Claire-Douglas
                               Title: Power of Attorney

                            Notice Address:

                            3151 Coronado Drive
                            Santa Clara, CA 95054
                            Attn: Chief Financial Officer
                            Telephone:  (408) 486-5900
                            Facsimile:  (408) 486-5911
                            with a copy to:

                            Bain Capital, Inc.
                            Two Copley Place
                            Boston, MA 02116
                            Attn: Edward Conard and Marshall Haines
                            Telephone:  (617) 572-3000
                            Facsimile:  (617) 572-3274

                                and

                            Kirkland & Ellis
                            200 East Randolph Drive
                            Chicago, IL 60601
                            Attn:  Linda Myers
                            Telephone:  (312) 861-2000
                            Facsimile:  (312) 861-2200

                                and

                            Citicorp Venture Capital, Ltd.
                            399 Park Avenue
                            New York, NY 10043
                            Attn: Paul C. Schorr IV
                            Telephone:  (212) 559-2056
                            Facsimile:  (212) 888-2940

                                and

                            Dechert Price & Rhoads
                            4000 Bell Atlantic Tower
                            1717 Arch Street
                            Philadelphia, PA 19103
                            Attn: G. Daniel O'Donnell
                            Telephone:  (215) 994-4000
                            Facsimile:  (215) 994-2222

                            CHIPPAC (BARBADOS) LTD.


                            By: /s/ Sharon St. Clair-Douglas
                               ------------------------------------
                                Name: Sharon St. Clair-Douglas
                                Title: Power of Attorney


                            CHIPPAC LIMITED


                            By: /s/ Sharon St. Clair-Douglas
                               ------------------------------------
                                Name: Sharon St. Clair-Douglas
                                Title: Power of Attorney


                            CHIPPAC LUXEMBOURG S.A.R.L.


                            By: /s/ Sharon St. Clair-Douglas
                               -----------------------------------
                                Name: Sharon St. Clair-Douglas
                                Title: Power of Attorney


                            CHIPPAC LIQUIDITY MANAGEMENT HUNGARY LIMITED
                            LIABILITY COMPANY


                            By: /s/ Sharon St. Clair-Douglas
                               ------------------------------------
                                Name: Sharon St. Clair-Douglas
                                Title: Power of Attorney


                            CHIPPAC KOREA COMPANY LTD.

                            By: /s/ Sharon St. Clair-Douglas
                               ------------------------------------
                                Name: Sharon St. Clair-Douglas
                                Title: Power of Attorney

     AGENTS AND LENDERS:      CREDIT SUISSE FIRST BOSTON,
                                individually and as the Administrative Agent, Sole Lead Arranger and the Collateral Agent


                              By: /s/ Robert Hetu
                                 ------------------------------------
                                  Name: Robert Hetu
                                  Title: Vice President


                              By: /s/ Vitaly G. Butenko
                                 ------------------------------------
                                  Name: Vitaly G. Butenko
                                  Title: Assistant Vice President

                                SCHEDULE 1.1(i)

          Certain Adjustments to EBITDA/Consolidated Interest Expense
          ----------------------------------------------------------


1. Without duplication and to the extent otherwise deducted in determining Consolidated Net Income:

     (i) items classified as unusual or nonrecurring gains and losses (including restructuring costs, severance and relocation costs, any one-time expenses related to (or resulting from) any merger, recapitalization or Permitted Acquisition);

     (ii) one-time compensation charges, including any arising from any recapitalization of Company's bonus program or existing stock options, performance share or restricted stock plans resulting from any merger or recapitalization transaction or expended in any period prior to the consummation of the transactions contemplated by the Transaction Documents or the Purchase Transactions Documents, as the case may be;

     (iii) non-recurring cash charges and transaction expenses incurred in connection with the transactions contemplated by the Transaction Documents and the Purchase Transactions Documents to the extent deducted in determining Consolidated Net Income;

     (iv) non-recurring cash charges and transaction expenses incurred in connection with Permitted Acquisitions to the extent deducted in determining Consolidated Net Income;

     (v) any translation gains and losses due solely to fluctuations in currency values and the related tax effect in accordance with GAAP;

     (vi) one-time charges related to HEI's union change in control in Korea, to the extent paid by HEI;

     (vii) non-cash charges associated with Intel's warrant to purchase $5,000,000 of ChipPAC's common stock at a 20.0% discount to the initial public offering price; and

     (viii) the payment of management, consulting and advisory fees and related expenses made pursuant to the Sponsor Advisory Services Agreements.


2. For purposes of calculating the Interest Coverage Ratio, the Leverage Ratio and the Fixed Charge Coverage Ratio at or for the period ended June 30, 2000, Consolidated Adjusted EBITDA and Consolidated Interest Expense shall be deemed to be Consolidated Adjusted EBITDA and Consolidated Interest Expense, respectively, for the period from July 31, 1999 to June 30, 2000, multiplied by 12/11.

                                   EXHIBITS

I         FORM OF NOTICE OF BORROWING
II        FORM OF NOTICE OF CONVERSION/CONTINUATION
III       FORM OF NOTICE OF ISSUANCE OF LETTER OF CREDIT
IV        FORM OF GUARANTY
V         FORM OF PRINCIPAL PLEDGE AGREEMENT
VI        FORM OF PRINCIPAL SECURITY AGREEMENT
VII       FORM OF COMPLIANCE CERTIFICATE
VIII      FORMS OF OPINIONS OF COUNSEL TO LOAN PARTIES
IX        FORM OF ASSIGNMENT AGREEMENT
X         FORM OF COLLATERAL ACCOUNT AGREEMENT
XI        FORM OF PERMITTED SELLER PAPER SUBORDINATION PROVISIONS
XII-A     CHINESE PLEDGE AGREEMENT (SHANGHAI I)
XII-B     CHINESE PLEDGE AGREEMENT (SHANGHAI II)
XIII-A    CHINESE SECURITY AGREEMENT (RECEIVABLES)
XIII-B    CHINESE SECURITY AGREEMENT (LAND USE AND BUILDING)
XIV       HEI PREFERRED STOCK
XV        HUNGARIAN PLEDGE AGREEMENT
XVI       KOREAN PLEDGE AGREEMENT
XVII      KOREAN SECURITY AGREEMENT
XVIII     INTEL PREFERRED STOCK
XIX       OTHER RECAPITALIZATION SECURITY AGREEMENTS
XX        FORMS OF MALAYSIAN SECURITY AGREEMENTS

                                   SCHEDULES


1.1(i)        CERTAIN ADJUSTMENTS TO EBITDA/CONSOLIDATED INTEREST EXPENSE
1.1(ii)       INTERCOMPANY NOTES
2.1           LENDERS' COMMITMENTS AND PRO RATA SHARES
4.1G          PERFECTION OF SECURITY INTERESTS
4.1L          CORPORATE STRUCTURE; CAPITAL STRUCTURE; OWNERSHIP
5.1           SUBSIDIARIES OF CHIPPAC
5.5B          CERTAIN REAL PROPERTY MATTERS
5.5C          CERTAIN INTELLECTUAL PROPERTY MATTERS
5.12          CERTAIN FEES
7.1           CERTAIN EXISTING INDEBTEDNESS
7.2A          CERTAIN EXISTING LIENS
7.3           CERTAIN EXISTING INVESTMENTS
7.4           CERTAIN EXISTING CONTINGENT OBLIGATIONS
7.8           CERTAIN SALES AND LEASE-BACKS